SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ADVANCED MICRO DEVICES, INC.

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ADVANCED MICRO DEVICES, INC.

ONE AMD PLACE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088-3453

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

We will hold the 2012 Annual Meeting of Stockholders of Advanced Micro Devices, Inc. at The Fairmont San Jose, 170 South Market Street, San Jose, California, 95113, on Thursday, May 10, 2012. The meeting will start at 9 a.m. PDT. At the meeting, we will ask you to:

•	Elect the ten director nominees named in the proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•

Approve the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated, which amends the existing plan to increase the number of shares authorized for issuance thereunder by 23,000,000 shares;

•

Approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

•	Transact any other business that properly comes before the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

HARRY A. WOLIN

Corporate Secretary

This proxy statement is dated March 15, 2012 and will first be mailed to the stockholders of

Advanced Micro Devices, Inc. on or about March 19, 2012.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY. YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS CONTAINED IN THE PROXY CARD. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED. INSTRUCTIONS REGARDING METHODS OF SUBMITTING A PROXY ARE CONTAINED ON THE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2012: OUR PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ARE AVAILABLE ELECTRONICALLY AT WWW.PROXYVOTE.COM.

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

1.	Q:	WHY AM I RECEIVING THESE MATERIALS?

A:	Our Board of Directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our annual meeting, which will take place on May 10, 2012 at The Fairmont San Jose, 170 South Market Street, San Jose, California 95113, at 9 a.m. PDT (the “Annual Meeting”). Our stockholders as of the close of business on March 12, 2012, the record date for our Annual Meeting, are invited to attend the Annual Meeting and are requested to vote on the items described in this proxy statement.

2.	Q:	WHO IS SOLICITING MY VOTE?

A:	This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $100,000.

3.	Q:	WHEN WERE MATERIALS MAILED TO STOCKHOLDERS?

A:	The proxy materials will first be mailed to stockholders on or about March 19, 2012.

4.	Q:	WHAT AM I BEING ASKED TO VOTE ON?

A:	You may vote on:

•	Proposal 1: Election of directors to serve on our Board;

•	Proposal 2: Ratification of the appointment of our independent registered public accounting firm for the current fiscal year;

•	Proposal 3: Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated (the “2004 Plan”);

•

Proposal 4: Approval on a non-binding, advisory basis of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say-On-Pay”); and

•	Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

5.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:	The Board recommends that you vote:

•	FOR each of the director nominees named in this proxy statement.

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.

•	FOR the approval of the amendment and restatement of the 2004 Plan.

•	FOR Say-On-Pay.

6.	Q:	WHO IS ENTITLED TO VOTE?

A:	Stockholders as of the close of business on March 12, 2012, the record date for our Annual Meeting, are entitled to vote on all items properly presented at the Annual Meeting. On the record date, approximately 699,393,018 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the record date. A list of these stockholders will be available during ordinary business hours at the principal place of business of AMD, located at One AMD Place, M/S 68, Sunnyvale, California, 94088 from the Assistant Corporate Secretary of the Company at least ten days before the Annual Meeting. The list of stockholders will also be available at the time and place of the Annual Meeting.

7.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

A:	If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive at the Annual Meeting.

If you do not wish to vote in person or if you will not attend the Annual Meeting, you may vote by proxy. If you complete and properly sign each proxy card you received and return it to us in the prepaid envelope, it will be voted by one of the individuals indicated on the card (your “proxy”) as you direct. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, the proxy holders will vote in accordance with the recommendations of the Board, as specified in Question 5 above. With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

If you live in the United States or Canada, you may submit your proxy by following the Vote by Telephone instructions on the proxy card. If you have Internet access, you may submit your proxy from any location in the world by following the Vote by Internet instructions on the proxy card.

8.	Q:	WHO CAN ATTEND THE ANNUAL MEETING?

A:	Only stockholders as of the close of business on March 12, 2012, holders of proxies for those stockholders and other persons invited by us can attend. If your shares are held by your broker in “street name,” you must bring a letter from your broker to the Annual Meeting showing that you were the beneficial owner of the shares on March 12, 2012 to attend the Annual Meeting.

9.	Q:	CAN I VOTE AT THE MEETING?

A:	Yes. If you held your shares in your own name on the record date, you may vote your shares in person at the Annual Meeting. If you wish to vote your shares in person at the Annual Meeting and they are held by your broker in “street name,” you must bring to the Annual Meeting a proxy from your broker as the record holder and a letter from your broker showing that you were the beneficial owner of the shares on March 12, 2012.

10.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

A:	Yes. You may change your vote at any time before the voting concludes at the Annual Meeting. You may vote again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by signing and returning a new proxy card with a later date or by attending the Annual Meeting and voting in person. However, your attendance in person at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

11.	Q:	HOW DO I VOTE MY SHARES IF THEY ARE HELD IN STREET NAME?

A:	If your shares are held by your broker in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. We urge you to complete this form and instruct your broker how to vote on your behalf.

Alternatively, you can vote in person at the Annual Meeting, but you must bring to the Annual Meeting a proxy from your broker as the record holder and a letter from your broker showing that you were the beneficial owner of your shares on March 12, 2012.

12.	Q:	WHAT IS A “QUORUM”?

A:	For the purposes of the Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority in voting power of the outstanding shares entitled to vote at the meeting. There must be a quorum for the Annual Meeting to be held. If you voted on the Internet, by telephone or by properly submitting a proxy card, even if you abstain from voting, your shares will be considered part of the quorum.

13.	Q:	WHAT IS BROKER “DISCRETIONARY” VOTING, AND WHAT IS A “BROKER NON-VOTE”?

A:	Under the rules of the New York Stock Exchange (“NYSE”), if you hold your shares through a broker, your broker has the discretion to vote your shares on matters that are considered routine. If the matter to be voted on is determined to be non-routine, the broker may not vote the shares without specific instructions from the stockholder. If a broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 2 in its discretion if it has transmitted the proxy materials to you and has not received voting instructions from you on how to vote your shares before the deadline set by your broker. Under the NYSE rules, your broker does not have discretionary authority to vote on Proposals 1, 3 and 4, so it is very important that you instruct your broker how to vote on these proposals. A broker non-vote occurs when your broker has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote on the proposal.

14.	Q:	WHAT IS THE REQUIRED VOTE?

A:	Election of Directors. Each of the ten director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions will not be counted in the determination of the majority of votes cast and will thus have no effect on this proposal. Broker non-votes will have no effect on the outcome of the election of directors. Each incumbent director has submitted a written resignation that will be effective if he/she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board or the Board.

Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of our independent registered public accounting firm must receive affirmative votes from the majority of the shares of common stock entitled to vote and represented, in person or by proxy, at the meeting. Abstentions have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Amendment and Restatement of the 2004 Plan. The proposal to amend and restate the 2004 Plan requires the affirmative vote of a majority of votes cast, provided that the total vote cast on the proposal represents over 50% of the outstanding common stock entitled to vote on the proposal.

Abstentions will not be counted as a vote “for” or “against” this proposal, but will be counted for purposes of determining whether the total vote cast on the proposal represents over 50% of the outstanding common stock entitled to vote on the proposal. Broker non-votes are not considered votes cast under the NYSE rules, but the underlying shares are considered shares entitled to vote on the proposal.

Advisory Vote on the Compensation of Named Executive Officers. An affirmative vote from the majority of the shares of common stock entitled to vote and represented, in person or by proxy, at the meeting is necessary to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities Exchange Commission (“SEC”). Because your vote is advisory, it will not be binding on the Board, the Compensation Committee or the Company. However, the Board will review the voting results and take them into consideration when making future decisions about executive compensation. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

15.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:	We will announce preliminary voting results at the Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

16.	Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit Broadridge to tabulate and certify the vote and (2) as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

17.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?

A:	We do not know of any business to be considered at the Annual Meeting other than the items described in this proxy statement. If any other business is presented at the Annual Meeting, your proxy gives authority to Rory P. Read, our President and Chief Executive Officer, and Harry A. Wolin, our Senior Vice President, General Counsel and Corporate Secretary, to vote on such matters at his discretion.

18.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING DUE?

A:

Under SEC rules, for stockholder proposals to be considered for inclusion in the proxy statement for the 2013 Annual Meeting, they must be submitted in writing to our Corporate Secretary, Advanced Micro Devices, Inc., 7171 Southwest Parkway, M/S 100, Austin, Texas, 78735 on or before November 20, 2012. In addition, our bylaws provide that for directors to be nominated or other proposals to be properly presented at the 2013 Annual Meeting, a separate notice of any nomination or proposal must be received by us between January 10, 2013 and February 9, 2013. If our 2013 Annual Meeting is not held within 30 days of May 10, 2013, to be timely, the notice by the stockholder must not be received by us later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2013 Annual Meeting was made or the notice of the 2013 Annual Meeting is mailed. The public announcement of an adjournment or postponement of the 2013 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. More information about the notice period and information required to be included in a stockholder’s notice of a nomination is included in this proxy statement under the section “Consideration of Stockholder Nominees for Director,” below.

19.	Q:	WILL YOU WEBCAST THE ANNUAL MEETING?

A.	Yes. The Annual Meeting will be webcast live. You can access it by going to our Investor Relations Web site at: www.amd.com or ir.amd.com. The webcast will enable you to listen only. You will not be able to ask questions or vote. The Annual Meeting audio webcast will be available on our Web site for a period of time after the meeting.

20.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?

A.	We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Annual Report on Form 10-K (the “Annual Report”) and proxy statement to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the materials. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate Annual Report and proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or this proxy statement, contact us at (408) 749-4000 or at Advanced Micro Devices, Inc., 7171 Southwest Parkway, M/S 100, Austin, Texas 78735, attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge at 1-800-842-1061.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

ITEM 1—ELECTION OF DIRECTORS

Ten directors will be elected at the Annual Meeting. All directors are elected annually and serve a one-year term until the next Annual Meeting.

The Nominating and Corporate Governance Committee of the Board selected, and the Board approved, the following ten persons as nominees for election to the Board: Mr. Bruce L. Claflin, Dr. W. Michael Barnes, Mr. John E. Caldwell, Mr. Henry WK Chow, Mr. Craig A. Conway, Mr. Nicholas M. Donofrio, Ms. H. Paulett Eberhart, Mr. Waleed Muhairi, Mr. Robert B. Palmer and Mr. Rory P. Read. All of the nominees are currently directors of AMD. Mr. Muhairi was first appointed to our Board on March 2, 2009, pursuant to our agreement with Advanced Technology Investment Corporation (“ATIC”) and West Coast Hitech L.P. (“WCH”) that provides that until such time as WCH and its permitted transferees beneficially own, in the aggregate, less than 10% of the outstanding shares of our common stock, WCH has the right to designate a representative to our Board. The number of authorized directors is currently fixed at ten.

The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote FOR the election of these nominees, unless you instruct otherwise. Directors are strongly encouraged to attend annual meetings of our stockholders, and we expect all of our current Board member nominees to be present at the Annual Meeting. All of the Board member nominees set forth in our 2011 Proxy Statement were present at the 2011 annual meeting of stockholders.

Certain information regarding each of our nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director for the Company as well as his or her principal occupation and directorships during the past five years. Our goal is to assemble a Board that operates cohesively and works with management in a constructive way to deliver long term shareholder value. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide AMD in the best interests of the stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They possess the highest integrity and a keen intellect. They are collegial yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, our company, and its key constituents, including customers, stockholders and management. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of our Board also have extensive experience in the management of public companies, corporate restructurings, risk assessment, accounting and finance.

Bruce L. Claflin—Mr. Claflin, 60, has been a director since 2003. On March 2, 2009, he was appointed as the Chairman of the Board. On January 10, 2011, upon the resignation of our Chief Executive Officer, he was appointed as non-employee Executive Chairman of the Board, and he held that position until our new Chief Executive Officer was appointed on August 25, 2011, when he resumed acting as our Chairman of the Board. During his tenure as Executive Chairman, Mr. Claflin provided additional oversight during the transition period while also leading the CEO recruitment process on behalf of the Board. During this time, Mr. Claflin was neither an officer nor an employee of the Company, and he did not receive any compensation from the Company other than in connection with his Board service. Mr. Claflin was President, Chief Executive Officer, and a member of the Board of Directors of 3Com Corporation (“3Com”), a provider of voice and data networking products and services, from January 2001 until he retired in 2006. He joined 3Com as President and Chief Operating Officer in August 1998. Prior to 3Com, Mr. Claflin served as Executive Vice President, Sales, and prior to that as General Manager of the PC Business Unit for Digital Equipment Corporation. Mr. Claflin also worked for 22 years at International Business Machines Corporation (“IBM”), where he held various sales, marketing and senior management positions, including General Manager of IBM PC Company’s worldwide research and development, product and brand management and President of IBM PC Company, Americas. He was also responsible for the introduction of IBM’s highly successful ThinkPad line of products. In addition to his general management experience, Mr. Claflin has held senior positions where he has been responsible for almost every operation of a global, high technology company, including sales, marketing, research and development and manufacturing. This experience allowed Mr. Claflin to provide valuable insight and guidance to the Company during our search for a new Chief Executive Officer. Also, while with IBM, Mr. Claflin lived and worked in Hong Kong and Tokyo and was responsible for IBM’s Asia/South Pacific Area. While at 3Com, Mr. Claflin established a joint venture in China in partnership with a leading Chinese global telecom solutions provider. Mr. Claflin’s extensive experience in Asia, particularly China, is important to AMD because China has been our largest single market since 2006. Mr. Claflin was named a distinguished alumnus by Pennsylvania State University. He is also founder, director and President of Kids First! a Virgin Islands non-profit corporation that supports the education of children in St. John, U.S. Virgin Islands. He has been a member of the Board of Directors of Ciena Corporation since 2006. Mr. Claflin holds a bachelor of arts degree in political science from Pennsylvania State University.

Dr. W. Michael Barnes—Dr. Barnes, 69, has been a director since 2003. Dr. Barnes brings extensive financial management experience and a strong understanding of semiconductor technologies to our Board. Between 1968 and 2001, Dr. Barnes held several senior executive positions at Rockwell International Corporation (now Rockwell Automation, Inc.), a major manufacturing corporation that has included divisions in aircraft, defense electronics, commercial electronics, automotive components, printing presses, and industrial automation, including Senior Vice President, Finance and Planning and Chief Financial Officer from 1991 through 2001. Dr. Barnes was also a key member of the management team of Rockwell’s Semiconductor Products division and Vice President and General Manager of the Rockwell Communications Systems division. He was named a distinguished alumnus by Texas A&M University College of Engineering in 1992, is a member of the Texas A&M University Chancellor’s Century Council and is on the university’s Engineering Advisory Board. Dr. Barnes has been a member of the Board of Directors of MetroPCS Communications, Inc. since 2004.

John E. Caldwell—Mr. Caldwell, 62, has been a director since October 2006. Mr. Caldwell brings extensive general management, financial management and risk assessment experience to our Board. He was President and Chief Executive Officer of SMTC Corporation, an electronics manufacturing services company from 2003 until he retired in March 2011. Before joining SMTC, Mr. Caldwell held positions in The Mosaic Group, a marketing services provider, as Chair of the Restructuring Committee of the Board, from October 2002 to September 2003, in GEAC Computer Corporation Limited, a computer software company, as President and Chief Executive Officer from October 2000 to December 2001 and in CAE Inc., a provider of simulation and modeling technologies and integrated training solutions for the civil aviation and defense industries, as President and Chief Executive Officer from June 1993 to October 1999. In addition, Mr. Caldwell served in a variety of senior executive positions in finance, including Senior Vice President of Finance and Corporate Affairs of CAE and Executive Vice President of Finance and Administration of Carling O’Keefe Breweries of Canada. Over the course of his career, Mr. Caldwell has served on the audit committees of ten public companies. Also, for the past several years, Mr. Caldwell has been a lecturer on board oversight responsibility for enterprise risk as part of an accredited board of director education program through McMaster University in Canada. Mr. Caldwell has been a director of Faro Technologies, Inc., a producer of three dimensional manufacturing measurement systems, since 2002 and of IAMGOLD Corporation, a mid-tier gold producer, since 2006. Mr. Caldwell also served on the board of directors of SMTC from 2003 to 2011, ATI Technologies Inc. from 2003 to 2006, Rothmans Inc. from 2004 to 2008, Cognos Inc. from 2000 to 2008, Stelco Inc. from 1997 to 2006 and Sleeman Breweries Ltd. from 2003 to 2005. Mr. Caldwell holds a bachelor of commerce degree from Carleton University, Ontario, and is a registered chartered accountant with the Ontario Institute of Chartered Accountants.

Henry WK Chow—Mr. Chow, 66, has been a director since February 2011. Mr. Chow brings to our Board his extensive experience and insight in operating a technology business in the Asia Pacific region, a strategic market for AMD, as well as his significant expertise in general management and operations. From July 2009 through August 2011, Mr. Chow acted as a corporate business advisor to IBM, working approximately 30 hours per month. Prior to this role, during his 41-year career at IBM, Mr. Chow held a variety of management positions in the services, systems engineering, sales and marketing and human resources divisions across IBM’s Asia Pacific operations, including as General Manager of IBM’s Greater China Group from 1995 until 2007, where he was responsible for IBM’s operations in China, Hong Kong and Taiwan, and most recently as Chairman of IBM’s Greater China Group, from January 2007 until his retirement from this position in June 2009. Prior to serving in these positions, Mr. Chow served in a variety of general management positions, including General Manager of IBM China Company Limited and General Manager of IBM PC Company, Asia Pacific South, where he was responsible for IBM’s PC business throughout the Asia Pacific region, excluding Japan. Mr. Chow also held positions as Assistant Managing Director of Services for IBM Australia, General Manager of IBM Taiwan, and Director of Operations for IBM Hong Kong. From 2005 until 2009, Mr. Chow served as an observer for IBM at the meetings of the board of directors of Lenovo Group Limited, which acquired IBM’s PC business in 2005. Since September 2011, Mr. Chow has been a Vice Chairman of the Advisory Board for Guangtong International Clinical Research Center, a Government owned research center, and since October 2011, he has been a member of the European Advisory Committee for Bridgepoint, an international private equity firm. Mr. Chow completed a one year fellowship in Advanced Leadership Initiative at Harvard and holds a bachelor of science degree in electrical engineering from the University of Hong Kong.

Craig A. Conway—Mr. Conway, 57, has been a director since September 2009. Mr. Conway brings to our Board his significant general management and operations experience, having served as the president and chief executive officer of three technology companies. Mr. Conway served as a member of the Board of Directors and President and Chief Executive Officer of PeopleSoft, Inc., a provider of software for customer relationship management, human resources, financial management and supply chain management, from March 1999 until he retired in November 2004, just prior to the company’s acquisition by Oracle Corporation. Prior to PeopleSoft, Mr. Conway was President and Chief Executive Officer of One Touch Systems, a high bandwidth network communications company, from November 1996 to February 1999. Mr. Conway was also President and Chief Executive Officer of TGV Software Inc., a provider of internet protocol and applications, from September 1993 to March 1996 prior to its acquisition by Cisco Systems. Earlier in his career, Mr. Conway held executive management positions at a variety of leading technology companies, including Executive Vice President at Oracle Corporation. Mr. Conway has been a director of Salesforce.com, a provider of customer relationship management solutions, since 2005 and Guidewire Software, Inc., a provider of end-to-end claims management system software to the insurance industry, since December 2010. Mr. Conway also served on the board of directors of Unisys Corporation from August 2007 to May 2009 and PegaSystems Inc. from April 2009 to July 2011. Mr. Conway holds a bachelor of science degree in computer science and mathematics from State University of New York at Brockport.

Nicholas M. Donofrio—Mr. Donofrio, 66, has been a director since November 2009. Mr. Donofrio brings to our Board significant expertise in the area of semiconductor technology and manufacturing, system design and integration, and is able to provide the Company with valuable insight and guidance regarding technological and innovation strategies as well as the development and retention of our technical employee population. During his 44-year career at IBM, Mr. Donofrio held a variety of technical management positions, and later, executive positions, in IBM’s server, advanced workstations, personal computing, manufacturing and semiconductor development divisions, including as Senior Vice President, Technology and Manufacturing from 1997 to 2005, and most recently as Executive Vice President, Innovation and Technology from 2005 until his retirement in September 2008. Mr. Donofrio holds seven technology patents and is a member of numerous technical and science honor societies. He is a Senior Fellow at the Kaufman Foundation, a Fellow of the Institute for Electrical and Electronics Engineers, a Fellow of the UK-based Royal Academy of Engineering, and a Fellow of the American Academy of Arts and Sciences. He also serves on the Board of Trustees at Rensselaer Polytechnic Institute, Syracuse University and The MITRE Corporation and as co-chair of the New York Hall of Science Board of Trustees. Mr. Donofrio is also a member of the U.S.-based National Academy of Engineering. Mr. Donofrio is the recipient of numerous awards. For example, in 2006, he was named among Business Week magazine’s 25 Top Innovation Champions, and in 2008 he was awarded the Excellence in Leadership Award by the U.S. Chamber of Commerce and the Renaissance Engineer Award by the Society of Hispanic Professional Engineers for his commitment and promotion of Science, Technology, Engineering and Mathematics for the U.S. Hispanic

Community. In 2003, he was named Technology Leader of the Year by IndustryWeek magazine, the Technical Executive of the Year by the University of Arizona, and he received the Rodney D. Chipp Memorial Award by the Society of Women Engineers for his contributions to the advancement of women in the engineering field. In 2002, he was recognized by the Institution of Electrical Engineers, the largest professional engineering society in Europe, with the Mensforth International Gold Medal for outstanding contributions to the advancement of manufacturing engineering. Mr. Donofrio has a bachelor of science degree in Electrical Engineering from Rensselaer Polytechnic Institute and a master of science in the same discipline from Syracuse University.

In addition to being on the board or advisory board of several private companies and organizations, including Liberty Mutual Holding Company Inc., Sproxil, Inc., TopCoder, Inc., the Secretary of Energy’s Advisory Board, Pennsylvania State University’s School of International Affairs Advisory Board and the Workforce Opportunity Services Academic Advisory Board, Mr. Donofrio has been a director of The Bank of New York Mellon Corporation since 1998 and a director of Delphi Automotive PLC, a global vehicle components manufacturer and provider of electrical and electronic, powertrain, safety and thermal technology solutions, since 2009.

H. Paulett Eberhart—Ms. Eberhart, 58, has been a director since 2004. Ms. Eberhart brings to our Board her significant general management experience, financial and accounting expertise and a strong background in global markets and channels in the services sector. Since January 2011, she has been President, CEO and a member of the board of directors of CDI Corp., a leading provider of engineering and information technology outsourcing solutions and professional staffing. From 2009 until January 2011, she was Chairman and Chief Executive Officer of HMS Ventures, a private real estate and services company. From 2007 until 2009, Ms. Eberhart was President and Chief Executive Officer of Invensys Process Systems, an enterprise technology, software and consulting firm offering processes to optimize operations and profitability in manufacturing, plant utilization, business operations and enterprise performance. Before joining Invensys, Ms. Eberhart was Senior Vice President—Electronic Data Systems (“EDS”) and President—Americas of EDS, a leading technology company that provided a broad portfolio of information technology, applications and business process outsourcing services for clients in over 70 countries, from 2003 until she retired in 2004. Ms. Eberhart was an employee of EDS since 1978. Prior to serving as President—Americas, Ms. Eberhart was the Senior Vice President—EDS and President of EDS Solutions Consulting, a business with 40,000 people operating in 60 countries. She also held various other executive, operating and financial positions at EDS. She was a member of the board of directors of AT Kearney, a global management consulting services firm and a subsidiary of EDS, from 1995 to 1998. Ms. Eberhart is a certified public accountant and is a member of the Financial Executives Institute and American Institute of Certified Public Accountants. Ms. Eberhart has been a director of Anadarko Petroleum Corporation since 2004. Ms. Eberhart also served on the board of directors of Solectron Corporation from 2005 to 2007 and Fluor Corporation from 2010 to February 2011. Ms. Eberhart has a bachelor of science degree in accounting from Bowling Green State University.

Waleed Muhairi—Mr. Muhairi, 37, has been a director since March 2009. Mr. Muhairi brings to our Board his experience in international markets and channels relevant to our business as well as his expertise in operations, finance and strategic consulting. Since 2006, Mr. Muhairi has been the Chief Operating Officer of Mubadala Development Company PJSC (“Mubadala”), a strategic investment and development company owned by the Government of Abu Dhabi, United Arab Emirates, where he oversees Mubadala’s broad investment portfolio and is responsible for its strategic, operational and business development activities. Mr. Muhairi is also a member of Mubadala’s Investment Committee, whose mandate is to develop Mubadala’s investment policies, establish investment guidelines and review all proposed projects and investments to ensure they are in line with Mubadala’s business objectives. Since September 2008, Mr. Muhairi has been the Chairman of Advanced Technology Investment Company LLC, a company wholly owned by Mubadala, mandated to make significant investments in the advanced technology sector, locally and internationally, with a view of delivering long-term economic and social benefits to the Emirate of Abu Dhabi, the Middle East and beyond. Prior to his roles with Mubadala and ATIC, Mr. Muhairi worked with the UAE Offsets Program Bureau as a Senior Projects Manager and with McKinsey & Company as a commercial and governmental consultant. Mr. Muhairi also serves as a director on several private and public company boards in the United Arab Emirates and abroad, including Chairman of the Board of Directors of Alyah Satellite Communications (Yahsat), Mubadala Infrastructure Partners and Cleveland Clinic Abu Dhabi; Chairman of National Central Cooling Company (Tabreed) and Piaggio Aero Industries SpA and a director of Abu Dhabi Future Energy Company (Masdar), Emirates Integrated Telecommunications Company PJSC, Tamouh Investments, Al Maabar International Investments LLC and GLOBALFOUNDRIES Inc., a privately held semiconductor foundry company formed in March 2009 as a manufacturing joint venture between AMD, ATIC and WCH. Mr. Muhairi is also a trustee of Sheikh Khalifa University. Mr. Muhairi holds a masters degree from Harvard University and a bachelor of science in Foreign Service from Georgetown University.

Robert B. Palmer—Mr. Palmer, 71, has been a director since 1999. Mr. Palmer brings to our Board his significant general management experience and his extensive experience in the semiconductor industry. Mr. Palmer was the Chairman and Chief Executive Officer of Digital Equipment Corporation, a pioneering company in the computer industry, from 1995 until his retirement in 1998. Mr. Palmer was appointed Chief Executive Officer and President of Digital in October 1992. From 1985 to 1992, Mr. Palmer served in various executive positions at Digital, including Vice President for Semiconductor Operations. Before Digital, Mr. Palmer was Executive Vice President of Semiconductor Operations at United Technologies Corporation (“UTC”), joining UTC in 1980 when it acquired Mostek Corporation, where he was a member of the founding team in 1969. In 1980, Mr. Palmer was honored by SEMI, the global industry association serving the manufacturing supply chains for the microelectronic, display and photovoltaic industries, as one of the most significant contributors to the development of semiconductor technologies. Mr. Palmer shares a patent in semiconductor processing that was the basis for the award. Mr. Palmer is on the Board of Trustees of the Cooper Institute for Aerobic Research, a non-profit preventative medicine research and education organization. He is the chairman of the investment committee for the Institute. From March 2009 until January 2010, Mr. Palmer also served as a member of the Board of Directors of GLOBALFOUNDRIES Inc. Mr. Palmer graduated with high honors with a bachelor of science degree in mathematics and a master of science degree in physics from Texas Tech University. He was also honored by the state legislature of Massachusetts, which approved his honorary degree as a Doctor of Commercial Science from Bentley University.

Rory P. Read—Mr. Read, 50, has been a director since August 2011. Mr. Read is our President and Chief Executive Officer. Mr. Read joined AMD as President and Chief Executive Officer on August 25, 2011. Before joining AMD, Mr. Read served as President and Chief Operating Officer of Lenovo Group, Ltd., a manufacturer and provider of computers and information technology management software, from February 2009 to August 2011, where he was responsible for leading day-to-day global operations while overseeing the development and implementation of Lenovo’s growth strategy. Prior to serving as Lenovo’s President and Chief Operating Officer, Mr. Read served as Lenovo’s Senior Vice President, Operations, from July 2006 to February 2009. During his five years at Lenovo, Mr. Read helped take the company into dynamic new markets, including Lenovo’s entry into the tablet and smartphone markets, while growing market share and expanding profitability. Prior to Lenovo, Mr. Read had a 23-year career at IBM, where he held various management positions, including Managing Partner for IBM’s Business Consulting Services division where he led the division through a successful turnaround, and Executive Vice President of Global Business Transformation, IBM Global Services, where he was responsible for worldwide leadership of IT initiatives and business transformation. Mr. Read graduated magna cum laude with a bachelor’s degree in Information Systems from Hartwick College.

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on our Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board of Directors at the 2013 Annual Meeting must be a stockholder of record both when they give us notice and at the 2013 Annual Meeting, must be entitled to vote at the 2013 Annual Meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2013 Annual Meeting, the notice must be delivered between January 10, 2013 and February 9, 2013. However, if our 2013 Annual Meeting is not within 30 days of May 10, 2013, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2013 Annual Meeting was made or the day the notice of the 2013 Annual Meeting is mailed. The public announcement of an adjournment or postponement of the 2013 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which we first make such public announcement. The stockholder’s notice must be updated and supplemented as set forth in our bylaws. The stockholder’s notice must include the following information for the person making the nomination:

•	name, age, nationality, business and residence addresses;

•	principal occupation and employment;

•	the class and number of shares owned beneficially or of record;

•	any derivative, swap or other transaction which gives economic risk similar to ownership of shares;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares;

•

any agreement, arrangement, understanding or relationship engaged in to increase or decrease the level of risk related to, or the voting power with respect to, shares of the Company, or that provides the opportunity to profit from a decrease in price or value of shares;

•	any performance-related fees that the nominating person is entitled to based on any increase or decrease in the value of any shares; and

•	any other information required by the SEC to be disclosed in a proxy statement.

The stockholder’s notice must also include the following information for each proposed director nominee:

•	financial or other material relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with election of directors.

The Chair of the Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee of the Board will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee beginning on page 15. The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation of the nominee’s independence.

Communications with the Board or Non-Management Directors

Interested parties who wish to communicate with our Board or with non-management directors may send their communications in writing to our Corporate Secretary, 7171 Southwest Parkway, M/S 100, Austin, Texas 78735 or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chairman of the Board.

The Board of Directors unanimously recommends that you vote “FOR” each of the director nominees. Unless you indicate otherwise, your proxy will vote “FOR” the proposed nominees.

CORPORATE GOVERNANCE

The Board has adopted the Principles of Corporate Governance (the “Principles”) to address significant corporate governance issues. The Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Principles and reporting and recommending any changes to the Principles to the Board.

Independence of Directors

The Principles provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing standards of the NYSE. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with us. On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. We also review our relationship to any entity employing a director or on which the director currently serves as a member of the Board.

In determining that Mr. Conway is independent, the Board considered our payments to Salesforce.com in 2011. Mr. Conway is a member of the board of directors of Salesforce.com.

In determining that Mr. Donofrio is independent, the Board considered our payments to Liberty Mutual Insurance Company, a subsidiary of Liberty Mutual Holding Company Inc. (LMHC). Mr. Donofrio is a member of the board of directors of LMHC.

The Board concluded that there are no business relationships that are material or that would interfere with the exercise of independent judgment by any of the independent directors in his or her service on our Board of Directors or the Audit and Finance Committee, and determined that all directors who served during 2011 and all of our director nominees, other than Mr. Muhairi and Mr. Read, are independent in accordance with SEC and NYSE rules.

Board Leadership Structure

Mr. Claflin, who is independent in accordance with SEC and NYSE rules, is our Chairman of the Board. Mr. Claflin presides at meetings of our stockholders and directors and leads the Board in fulfilling its responsibilities. For the reasons set forth below, the Board has determined that its current leadership structure, including an independent Chairman of the Board, is appropriate at the present time and allows the Board to fulfill its duties effectively and efficiently based on AMD’s current needs.

Historically, our Board relied on a lead independent director who worked with our Chief Executive Officer who was also the Chairman of the Board. However, with the transition to a new Chief Executive Officer, Derrick R. Meyer, in 2008 and the retirement of our Executive Chairman and Chairman of the Board in March 2009, our Board of Directors determined that it was appropriate, based on the condition of the Company and overall industry environment, to appoint Mr. Claflin as our independent Chairman of the Board. Mr. Meyer assumed his position at time when the PC industry was facing its worst recession in history, and AMD was experiencing a number of financial and operational challenges. In January 2011, Mr. Meyer resigned as our President and Chief Executive Officer and member of our Board, and Thomas J. Seifert, who joined AMD in October 2009 as our

Senior Vice President and Chief Financial Officer, was appointed interim Chief Executive Officer. At the same time, Mr. Claflin was appointed as our independent, non-employee Executive Chairman of the Board. During his tenure as Executive Chairman, Mr. Claflin provided additional oversight during the transition period while also leading the CEO recruitment process on behalf of the Board. However, Mr. Claflin was neither an officer nor an employee of the Company, and he did not receive any compensation from the Company other than in connection with his Board service. Mr. Seifert and Mr. Claflin served in these interim positions until August 25, 2011. On August 25, 2011, Mr. Rory P. Read was appointed as our new President and Chief Executive Officer and a member of our Board. Since assuming these roles, Mr. Read has been focusing on AMD’s strategy and market opportunities as well as on AMD’s organizational structure and execution capabilities. Given the time-consuming nature of these activities and in light of the senior leadership transition during 2011, we believe that at this time a structure that relies on a dedicated, independent Chairman is appropriate. Mr. Claflin resumed his position as Chairman of the Board on August, 25, 2011.

Risk Oversight

Management is responsible for day to day risk management activities and processes while our Board of Directors is actively involved in overseeing risk management for AMD. The Board and management consider “risk” for these purposes to be the possibility that an undesired event could occur that might adversely affect the achievement of our objectives. Examples of the types of risks faced by AMD include:

•

business-specific risks related to relationships with our third party manufacturing suppliers, competition in the microprocessor and graphics markets, our ability to develop new products and services, our strategic position in key existing and new markets, operational execution and infrastructure;

•	macro-economic risks, such as adverse global economic conditions; and

•	“event” risks, such as natural disasters.

AMD engages in activities that seek to take calculated risks that protect the value of its existing assets and create new or future value. Management is responsible for day to day risk management activities and processes. A risk management committee, comprised of members of AMD management from various functional groups, is responsible for developing risk management standards, methodologies and tools for documenting and managing risks; with input from our Chief Executive Officer and the Board, identifying, consolidating and assessing emerging enterprise risks and mapping risks to company strategy; monitoring risk mitigation activities and escalating matters, as needed, to the Chief Executive Officer and the Board. The risk management committee also conducts the annual enterprise risk assessment. Members of senior management participate in identifying risks and risk controls, developing recommendations to determine the appropriate manner in which to control risk and implementing risk mitigation activities. Our Chief Executive Officer has ultimate responsibility for management of AMD’s business, including enterprise level risks and the risk management program and processes.

In fulfilling its oversight role, our Board focuses on understanding the nature of our enterprise risks, including reputational risk, risk in our operations, finances and strategic direction as well as the adequacy of our risk assessment and risk management processes. Our Board performs this oversight function primarily through management reports and committees of the Board. At least annually, our Board discusses with management and the risk management committee the appropriate level of risk relative to our corporate strategy and business objectives and reviews with management and the risk management committee our existing risk management processes and their effectiveness. As well, the Board receives periodic management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. In addition, the Board receives full reports from each committee chair regarding the committee’s considerations and actions related to the specific risk topics over which the committee has oversight.

The Audit and Finance Committee assists the Board in overseeing the Company’s enterprise risk management process; reviews the Company’s portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures; reviews the Company’s policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department to discuss any issues that warrant attention.

The Compensation Committee oversees risk management as it relates to our compensation policies and practices and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company. For additional detail regarding the Compensation Committee’s review of the risks related to our compensation policies and practices, see the section titled “Compensation Policies and Practices,” below.

Majority Vote Standard

Our directors are elected using a majority vote standard with respect to uncontested elections. The standard requires each director to receive the affirmative vote of a majority of the votes cast to be elected. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. In contested elections, where the number of nominees exceeds the number of directors to be elected, the vote standard will be a plurality of votes cast. Each incumbent director has submitted a written resignation which will be effective if he/she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board or the Board.

Code of Ethics

The Board of Directors has adopted a code of ethics that applies to all directors and employees entitled, “Worldwide Standards of Business Conduct,” which we designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws, fair dealing, protecting AMD property and confidentiality of AMD information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.

The Board of Directors has also adopted a Code of Ethics for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Each of the Committees described below has adopted a charter, which has been approved by the Board. You can access our bylaws, the latest Committee Charters, the Principles, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations Web page of our Web site at www.amd.com or ir.amd.com. Please note that information contained on our Web site is not incorporated by reference in, or considered to be a part of, this document.

The Board held seven meetings during 2011. All members of the Board attended at least 75 percent of the meetings of the Board and Committees of the Board on which they served in 2011. Typically, meetings of the Board and the Committees of the Board take place over a two-day period. In addition, on at least an annual basis, the Board holds a formal strategy meeting with management during which the Board and management discuss matters such as the strategic direction of AMD, new business opportunities and the product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions with our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management, the Chief Executive Officer, industry leaders and customers on a periodic basis. The Board has an Audit and Finance Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The members of the Committees and their Chairs are selected by the Nominating and Corporate Governance Committee and appointed by the Board. Sessions of the non-management directors were held four times in 2011, and one of these sessions was comprised of only independent directors.

Audit and Finance Committee.    The Audit and Finance Committee consists of Dr. W. Michael Barnes, as Chair, Mr. Henry WK Chow and Mr. Robert B. Palmer. Mr. Caldwell served on the Committee until May 2011. Mr. Henry WK Chow was appointed to the Committee in May 2011. The Board determined that each of the committee members that served during 2011 was, and that each of the current committee members is, financially literate and “independent” under the applicable SEC and NYSE rules and designated Dr. Barnes as the “audit committee financial expert.” Prior to Mr. Caldwell’s departure from the Committee, he was also designated as an “audit committee financial expert.” The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of the independent registered public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel, and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The Corporate Vice President of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee held 12 meetings during 2011.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Mr. Bruce L. Claflin, as Chair, Dr. W. Michael Barnes, Mr. John E. Caldwell, Mr. Henry WK Chow, Mr. Craig A. Conway, Mr. Nicholas M. Donofrio, Ms. H. Paulett Eberhart and Mr. Robert B. Palmer, each determined by the Board of Directors to be “independent” under the applicable SEC and NYSE rules. Mr. Chow was appointed to the Nominating and Corporate Governance Committee in March 2011. Mr. Claflin serves as Chair of the Committee. The Nominating and Corporate Governance Committee assists the Board in discharging its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board, the development and recommendation to the Board of corporate governance guidelines and principles, including the Principles, and oversight of the evaluation of the Board and management. In addition, the Nominating and Corporate Governance Committee oversees the Board of Directors’ annual review of its performance (including its composition and organization), leads a process for the non-management directors to evaluate the performance of our Chief Executive Officer and provides input regarding the evaluation of other Section 16 officers. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership.

The Nominating and Corporate Governance Committee met four times in 2011. The Nominating and Corporate Governance Committee met one time during 2012 to consider director nominees for the 2012 Annual Meeting and other corporate governance matters. In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the Board of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of the Company, taking into consideration the diverse communities and geographies in which the Company operates. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating and Corporate Governance Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

Compensation Committee.    The Compensation Committee consists of Ms. H. Paulett Eberhart, as Chair, Mr. Craig A. Conway, Mr. John E. Caldwell and Mr. Nicholas M. Donofrio. Mr. Caldwell was appointed to the Compensation Committee in May 2011. Each of the members of the committee is “independent” under the applicable SEC and NYSE rules. During 2011, the Compensation Committee held eight formal meetings and one informal meeting. The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board of Directors. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates employment, severance and change of control agreements and our compensation plans, policies and programs with respect to our Section 16 officers. The Compensation Committee reviews and approves all grants under our equity plans, including grants to persons who are not Section 16 officers. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, the officers of the Company or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with AMD’s strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally.

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement benefits to our non-employee directors.

Key Directorship Changes in 2011.

Effective January 10, 2011, Derrick R. Meyer, our former President and Chief Executive Officer, resigned from the Board and Bruce L. Claflin was appointed Executive Chairman of the Board.

Effective February 26, 2011, Henry WK Chow was appointed as a member of the Board.

Effective August 25, 2011, Rory P. Read, our current President and Chief Executive Officer, was appointed as a member of the Board, and Mr. Claflin resumed his duties as Chairman of the Board.

Non-Employee Director Compensation. The table below summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2011. Messrs. Meyer and Read did not receive any compensation for their service as a director of the Company.

2011 NON-EMPLOYEE DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash(1) $ (b)	Stock Awards(2)(3) $ (c)		Total $ (h)
W. Michael Barnes	$94,800	$238,691		$333,491
John E. Caldwell	$65,000	$238,691		$303,691
Henry WK Chow	$48,750	$261,281	(4)	$310,031
Bruce L. Claflin	$178,750	$572,453	(5)	$751,203
Craig A. Conway	$66,200	$238,691		$304,891
Nicholas M. Donofrio	$65,000	$238,691		$303,691
H. Paulett Eberhart	$81,200	$238,691		$319,891
Waleed Muhairi	$65,000	$238,691		$303,691
Robert B. Palmer	$69,800	$238,691		$308,491

(1)	The amounts reflected in this column consist of the annual retainer, additional retainers for directors who chair a Board committee and attendance fees, where applicable. Mr. Chow was appointed to our Board in February 2011, and his annual retainer was pro-rated.
(2)	This column reflects the aggregate grant date fair value of the respective director’s 2011 RSU award(s) computed in accordance with FASB ASC Topic 718, except no assumptions for forfeitures were included. For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The actual value that a director may realize from a RSU award is contingent upon the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table reflects each RSU awarded to each non-employee director in 2011, together with the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718 (except no assumptions for forfeitures were included):

Name	Grant Date	Restricted Stock Units Granted #	Grant Date Fair Value of Restricted Stock Units $
W. Michael Barnes	5/3/2011	27,124	$238,691
John E. Caldwell	5/3/2011	27,124	$238,691
Henry WK Chow	2/26/2011	28,125	$261,281
Bruce L. Claflin	1/10/2011	10,345	$95,071

	5/3/2011	54,248	$477,382
Craig A. Conway	5/3/2011	27,124	$238,691
Nicholas M. Donofrio	5/3/2011	27,124	$238,691
H. Paulett Eberhart	5/3/2011	27,124	$238,691
Waleed Muhairi	5/3/2011	27,124	$238,691
Robert B. Palmer	5/3/2011	27,124	$238,691

(3)	The aggregate number of outstanding stock awards which consisted of RSUs and stock options held by our non-employee directors as of December 31, 2011 are in the following table. Messrs. Caldwell and Palmer elected to defer the issuance of the underlying shares subject to RSU awards until the termination of their directorship pursuant to our Outside Director Equity Compensation Policy.

Name	RSUs Outstanding as of December 31, 2011	Option Awards Outstanding as of December 31, 2011
W. Michael Barnes	62,545	103,710
John E. Caldwell	133,374	50,000
Henry WK Chow	28,125	0
Bruce L. Claflin	155,501	117,500
Craig A. Conway	62,545	0
Nicholas M. Donofrio	43,794	0
H. Paulett Eberhart	95,875	72,224
Waleed Muhairi	51,084	0
Robert B. Palmer	133,374	88,890

(4)	As further discussed below under “Equity Awards,” Mr. Chow was eligible to receive 28,125 RSUs on February 26, 2011, the date he was initially appointed to the Board, which was equal to the annual RSU award granted to the non-employee directors at the 2010 annual meeting of stockholders; however, he was not eligible to receive the Annual RSU Award (as defined below) on the date of the 2011 annual meeting of stockholders held on May 3, 2011, as he had not served on the Board for at least 6 months prior to such date.
(5)	As Chairman, Mr. Claflin’s annual 2011 RSU award was two times the annual RSU award of the other non-employee directors, or 54,248 RSUs. In connection with his appointment as non-employee Executive Chairman in January 2011, as further discussed below, the Board awarded Mr. Claflin an additional 10,345 RSUs.

Determining Non-Employee Director Compensation.     The Compensation Committee annually recommends the non-employee directors’ compensation to the Board for approval. During 2011, the Compensation Committee retained Compensia, Inc., as its compensation consultant to obtain objective, expert advice on executive and director compensation.

The Compensation Committee evaluates how our director pay levels and pay policies compare to the competitive market. Specifically, the Compensation Committee reviews competitive market data compiled by its compensation consultant from a custom group of peer companies. While the competitive market data derived from the custom peer group is important to the evaluation of the directors’ compensation, it is just one of several factors considered by the Board in approving director compensation and the Board has discretion in determining the nature and extent of its use. For further discussion of the custom peer group, see the section titled “Compensation Discussion and Analysis—AMD’s Executive Compensation Framework” below.

For 2011, there were no changes to the non-employee directors’ compensation from 2010, other than related to the Chairman of the Board, as further discussed below.

Cash Retainer and Meeting Fees for Non-Employee Directors.     During 2011, each of our non-employee directors, with the exception of the Chairman of the Board, received an annual retainer of $65,000 for serving as a director and each of the applicable additional retainers and attendance fees set forth below for serving as a chair of one of the committees of the Board.

Additional Retainers for Committee Chairs:
Audit and Finance Committee	$25,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$0

In addition, when the Board or a Board committee has met more than eight times during the year, we pay an attendance fee to our non-employee directors for each additional meeting attended, in the following amounts:

Board meeting attendance	$2,000
Committee meeting attendance	$1,200

For his service as Chairman of the Board, Mr. Claflin received an annual cash retainer of $140,000. In connection with Mr. Claflin’s appointment as Executive Chairman of the Board in January 2011, the Board increased his annual retainer to $16,250 per month, or $195,000 annually, and approved an additional award of 10,345 RSUs. Upon Mr. Read’s appointment as our President and Chief Executive Officer and director in August 2011, Mr. Claflin resumed his position as Chairman of the Board.

In October 2011, based upon the competitive market data provided to the Board by Compensia, the Board determined that the Chairman of the Board’s annual retainer should be 1.5 times the annual retainer of the other non-employee directors. Accordingly, the Board reduced Mr. Claflin’s annual retainer to $97,500, effective as of October 2011.

Equity Awards.     In order to align the long-term interests of our directors with those of stockholders, a substantial portion of director compensation is provided in the form of equity. Non-employee directors participate in our 2004 Plan and are generally eligible to receive an annual equity award in the form of RSUs (the “Annual RSU Award”) at each annual meeting of stockholders. For 2011, our Outside Director Equity Compensation Policy provided that at each annual meeting of our stockholders, each non-employee director who had served on the Board for at least six months prior to such annual meeting was granted the number of RSUs equal to the lesser of (A) the quotient of (i) $225,000 divided by (ii) the trailing average closing price of our common stock for the 180-day period preceding and ending with the date of the RSU grant or (B) such number of RSUs as the Board may have determined based on additional criteria such as business conditions and/or Company performance, outside director compensation practices at peer companies and advice from our compensation consultant. As discussed further below, the calculation of the Annual RSU Award will change commencing with the Annual Meeting.

If a non-employee director is appointed to the Board other than on the date of an annual meeting of stockholders, as was the case with Mr. Chow in 2011, such director is entitled to receive an initial RSU award (each, an “Off-Cycle RSU Grant”) equal to the Annual RSU Award granted to the other non-employee director at the immediately preceding annual meeting of stockholders.

For 2011, the non-employee directors’ RSUs vest in equal one-third installments over three years from the date of grant.

Acceleration of Vesting.     Pursuant to our Outside Director Equity Compensation Policy, in the event of a change of control of AMD, all of the non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of the non-employee director’s equity compensation awards will become fully vested, provided that the non-employee director served as a member of the Board for at least three years prior to the date of termination and the non-employee director satisfied our equity ownership guidelines during his or her service as a Board member.

Other Benefits.     We reimburse the directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines.     In October 2011, the Compensation Committee increased the ownership levels under AMD’s stock ownership guidelines to strengthen the alignment of the interests of our executive officers, directors and stockholders. Under our amended stock ownership guidelines, non-employee directors, other than the Chairman of the Board, are required to hold the lesser of (i) the number of shares equivalent to three times the then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders or (ii) 30,000 shares. The ownership guideline for the non-employee Chairman of the Board is the lesser of (i) the number of shares equivalent to three times the then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders or (ii) 45,000 shares.

The amended stock ownership guidelines must be achieved by each non-employee director within the later of (i) the five-year anniversary of the adoption of the amended stock ownership guidelines (October 2016) or (ii) the five-year anniversary of the respective director’s first election or appointment to the Board or first appointment as Chairman of the Board, as applicable.

Until the stock ownership guidelines are achieved, each director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through the Company’s stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares held directly by a director, (ii) RSUs that have vested, but where the issuance of the shares have been deferred by the director pursuant to our Outside Director Equity Compensation Policy and (iii) 50% of exercisable, “in the money” stock options.

“Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock, less the number of shares the director sells to cover the exercise price of stock options and sells or has withheld to pay taxes.

All of the non-management directors were either in compliance with or on target to meet their previous stock ownership guidelines before they were revised in October 2011, and, as of December 31, 2011, all of the non-management directors were on target to meet the revised stock ownership guidelines within the established compliance time frame.

2012 Non-Employee Director Compensation.     With the assistance of Compensia, the Board made the following changes to the non-employee directors’ compensation, effective from the Annual Meeting:

•

The Chair of the Nominating and Corporate Governance Committee is entitled to an additional retainer of $10,000; provided, however, the additional retainer is subject to waiver if the Chairman of the Board also serves as the Chair of the Nominating and Corporate Governance Committee; and

•	The Company’s Outside Director Equity Compensation Policy is amended to provide that:

(i)	the Annual RSU Award will be calculated based on the following formula, with no discretionary component: the quotient of (i) $225,000 divided by (ii) the trailing average closing price of our common stock for the 30-day period preceding and ending with the date of the RSU grant;

(ii)	in the case of a non-employee director who has served on the Board for less than six months prior to an annual meeting of stockholders, such director’s Annual RSU Award shall be prorated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month, counts as a full month of service; and

(iii)	commencing with the Annual Meeting, the RSUs granted pursuant to an Off-Cycle RSU Grant or an Annual RSU Award vest as to 100% and becomes fully exercisable on the one-year anniversary of the respective grant date.

PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of more than five percent of our common stock as of March 5, 2012.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
West Coast Hitech, L.P.(2)	142,000,000	19.34%
P.O. Box 309 GT Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	(shared voting and shared dispositive power as to all shares)

Ameriprise Financial, Inc.(3)	79,787,776	11.41%
145 Ameriprise Financial Center Minneapolis, Minnesota 55474	(shared voting power as to 33,625,393 shares; shared dispositive power as to all shares)

(1)	Based on 699,268,761 shares of common stock outstanding as of March 5, 2012.
(2)	This information is based on Amendment No. 2 of Schedule 13D filed with the SEC on July 24, 2009 by Mubadala Development Company PJSC, West Coast Hitech L.P., and West Coast Hitech G.P. Ltd. pursuant to a joint filing agreement. Mubadala is a public joint stock company incorporated in the Emirate of Abu Dhabi, United Arab Emirates and is wholly-owned by the Government of the Emirate of Abu Dhabi. The 142,000,000 shares are held as of record by West Coast Hitech, L.P., a Cayman Islands limited partnership of which West Coast Hitech G.P., Ltd., a Cayman Islands corporation and wholly-owned subsidiary of Mubadala, is the general partner. The shares include warrants to purchase an additional 35,000,000 shares of our common stock at an exercise price of $0.01 per share held by West Coast Hitech L.P. The warrants are currently exercisable and have a ten-year term.
(3)	This information is based on Amendment No. 3 of Schedule 13G filed with the SEC on February 14, 2012 by Ameriprise Financial, Inc. (“AFI”) and Columbia Management Investment Advisers, LLC (“CMIA”) pursuant to a joint filing agreement. CMIA, a wholly-owned subsidiary of AFI, is an investment advisor and has shared voting power with AFI as to 33,625,393 shares and shared dispositive power with AFI as to 79,787,776 shares of our common stock. AFI, as the parent company of CMIA, may be deemed to beneficially own the shares reported herein by CMIA. Accordingly, the shares reported herein by AFI include the shares reported by CMIA. Each of AFI and CMIA disclaims beneficial ownership of any of these shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of March 5, 2012, by our current directors, by our Named Executive Officers (as defined in the “Compensation Discussion and Analysis” section below) and by all of our current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Rory P. Read	0	*
Dr. W. Michael Barnes	196,680	*
John E. Caldwell	62,500	*
Henry WK Chow	0	*
Bruce L. Claflin	316,226	*
Craig A. Conway	39,745	*
Nicholas M. Donofrio	42,371	*
H. Paulett Eberhart	132,430	*
Waleed Muhairi(5)	142,029,666	19.34%
Robert B. Palmer	201,000	*
Emilio Ghilardi	217,647	*
Mark D. Papermaster	0	*
Thomas J. Seifert	560,830	*
Harry A. Wolin	611,154	*
Rick Bergman	572,291	*
Derrick R. Meyer(4)	2,581,250	*
All directors and current executive officers as a group (14 persons)	144,048,693	19.58%

*	Less than one percent
(1)	Some of the individuals may share voting power with their spouses with regard to the listed shares.
(2)	Includes beneficial ownership of the following number of shares that may be acquired because stock options are vested or will vest, or RSUs will vest, by May 4, 2012 (within 60 days of March 5, 2012) pursuant to our 2004 Plan:

Shares
Rory P. Read	0
Dr. W. Michael Barnes	112,751
John E. Caldwell	50,000
Henry WK Chow	0
Bruce L. Claflin	147,312
Craig A. Conway	9.041
Nicholas M. Donofrio	9,041
H. Paulett Eberhart	81,265
Waleed Muhairi	35,009,041
Robert B. Palmer	88,890
Emilio Ghilardi	210,891
Mark D. Papermaster	0
Thomas J. Seifert	333,324
Harry A. Wolin	449,915
Rick Bergman	474,837
Derrick R. Meyer	2,581,250
All directors and current executive officers as a group (14 persons)	36,290,580

(3)	Based on 699,268,761 shares of common stock outstanding as of March 5, 2012.
(4)	Mr. Meyer resigned as our President and Chief Executive Officer and member of our Board of Directors, effective January 10, 2011. The vesting of Mr. Meyer’s RSUs and stock option awards was accelerated, and all his equity awards became fully vested, in connection with his resignation and pursuant to the terms of his employment agreement with us dated July 17, 2008 and his separation agreement and release dated January 10, 2011. Mr. Meyer received the shares issuable under the fully vested RSUs on January 18, 2011, the effective date of his release pursuant to the Age Discrimination in Employment Act of 1967, as amended ( the (“ADEA release) per the terms of the separation agreement.
(5)	The shares include 107,000,000 shares and warrants to purchase an additional 35,000,000 shares of our common stock at an exercise price of $0.01 per share (the “WCH Shares”) held by West Coast Hitech L.P., a Cayman Islands limited partnership of which West Coast Hitech G.P., LTD., a Cayman Islands corporation and wholly-owned subsidiary of Mubadala Development Company PJSC (Mubadala) is the general partner. Mr. Muhairi is the COO of Mubadala and disclaims beneficial ownership of the WCH Shares. The warrants are currently exercisable and have a ten-year term.

EXECUTIVE OFFICERS

The following persons were our executive officers as of March 5, 2012:

Rory P. Read—Mr. Read, 50, is our President and Chief Executive Officer. He is also a member of our Board of Directors. Mr. Read joined AMD as President and Chief Executive Officer on August 25, 2011. Before joining AMD, Mr. Read served as President and Chief Operating Officer of Lenovo Group, Ltd., a manufacturer and provider of computers and information technology management software, from February 2009 to August 2011, where he was responsible for leading day-to-day global operations while overseeing the development and implementation of Lenovo’s growth strategy. Prior to serving as Lenovo’s President and Chief Operating Officer, Mr. Read served as Lenovo’s Senior Vice President, Operations, from July 2006 to February 2009. During his five years at Lenovo, Mr. Read helped take the company into dynamic new markets, including Lenovo’s entry into the tablet and smartphone markets, while growing market share and expanding profitability. Prior to Lenovo, Mr. Read had a 23-year career at IBM, where he held various management positions, including Managing Partner for IBM’s Business Consulting Services division where he led the division through a successful turnaround, and Executive Vice President of Global Business Transformation, IBM Global Services, where he was responsible for worldwide leadership of IT initiatives and business transformation. Mr. Read graduated magna cum laude with a bachelor’s degree in Information Systems from Hartwick College.

Thomas J. Seifert—Mr. Seifert, 48, is our Senior Vice President and Chief Financial Officer. Mr. Seifert joined AMD in October 2009 and served as our interim Chief Executive Officer from January 10, 2011 until August 25, 2011. From October 2008 until joining AMD, Mr. Seifert served as chief operating officer and chief financial officer of Qimonda AG, a German memory chip manufacturer, where he led the formation and subsequent initial public offering of the company. From April 2006 to October 2008, Mr. Seifert served as Chief Operating Officer of Qimonda AG. Qimonda generated net sales of Euro 1.79 billion in fiscal 2008 and had, prior to commencing insolvency proceedings in early 2009, approximately 12,200 employees worldwide. From 2001 to April 2006, Mr. Seifert was Senior Vice President and General Manager of the Wireline Business Group at Infineon AG. He has also held executive positions at Siemens AG, White Oak Semiconductor, and Altis Semiconductor, a joint venture launched in 1992 between IBM and Siemens Semiconductor. Mr. Seifert has a bachelor’s degree and a master’s degree in business administration from Friedrich Alexander University and a master’s degree in mathematics and economics from Wayne State University. He currently serves on the board of Virginia Commonwealth University’s School of Engineering.

Mark D. Papermaster—Mr. Papermaster, 50, is our Senior Vice President and Chief Technology Officer. Mr. Papermaster joined AMD in October 2011. From November 2010 to October 2011, Mr. Papermaster served as Vice President of the Silicon Engineering Group of Cisco Systems, Inc., a company that designs, manufactures and sells Internet Protocol-based networking and other products related to the communications and IT industry, where he was responsible for the silicon strategy, architecture, and development for the company’s switching and routing businesses. Prior to Cisco, Mr. Papermaster served as Senior Vice President of Device Hardware Engineering at Apple Inc. from November 2008 to August 2010 responsible for iPod and iPhone hardware development. Prior to his employment at Apple, Mr. Papermaster held a number of senior leadership roles at IBM, most recently as VP of Blade Server Development from October 2006 to October 2008. He also served on the company’s technical leadership team and oversaw development of key microprocessors and blade server technologies. Mr. Papermaster has a bachelor’s degree in electrical engineering from The University of Texas at Austin and a master’s degree in electrical engineering from The University of Vermont. He is a member of the University of Texas Cockrell School of Engineering Advisory Board and the Juvenile Diabetes Research Foundation IT Advisory Committee. He has also served on the Technical Advisory Board of Philips Lumileds Lighting Company, a leading manufacturer of high-power LEDs and a pioneer in the use of solid-state lighting solutions, since 2011.

Lisa Su—Dr. Su, 42, is our Senior Vice President and General Manager, Global Business Units. Dr. Su joined AMD in January 2012. Prior to AMD, Dr. Su served as Senior Vice President and General Manager,

Networking and Multimedia at Freescale Semiconductor, Inc., a company that designs and manufactures embedded processors, where she led the embedded communications and applications processor businesses. Dr. Su joined Freescale in 2007 as chief technology officer, where she led the company’s technology roadmap and research and development efforts. She was promoted to senior vice president and general manager, networking and multimedia in September 2008. Prior to her employment with Freescale, Dr. Su spent thirteen years with IBM in various engineering and business leadership positions, including vice president of the Semiconductor Research and Development Center responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Dr. Su has bachelor’s, master’s and doctorate degrees in electrical engineering from the Massachusetts Institute of Technology (MIT), has been published in more than 40 technical publications, and was named a Fellow of the Institute of Electronics and Electrical Engineers (IEEE) in 2009. Dr. Su was also named in MIT Technology Review’s Top 100 Young Innovators in 2002.

Harry A. Wolin—Mr. Wolin, 49, is our Senior Vice President, General Counsel and Corporate Secretary. Mr. Wolin was appointed as our Corporate Secretary in April 2010. Prior to becoming General Counsel in 2003, Mr. Wolin was our Vice President, Intellectual Property. Before joining AMD in 2000, Mr. Wolin spent twelve years at Motorola, Inc. (now known as Motorola Mobility Holdings, Inc.), a provider of technologies, products and services that enable a broad range of mobile and wireline, digital communication, information and entertainment experiences, where his last role was Vice President and Director of Legal Affairs for the Semiconductor Products Sector. Mr. Wolin received the 2008 Magna Stella award for innovative management from the Texas General Counsel Forum. He is a member of the State Bars of Arizona and Texas and is registered to practice before the United States Patent and Trademark Office. Mr. Wolin has a bachelor’s degree in chemistry from the University of Arizona and a juris doctor degree from Arizona State University. Mr. Wolin served as a member of the Board of Directors of GLOBALFOUNDRIES Inc. from February 2011 through March 4, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during 2011, none of our directors, Section 16 officers and beneficial owners of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act. In making the above statement, we have relied solely upon a review of information provided to us and upon the written representations of our directors and Section 16 officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2011 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2004 Plan, which was approved by our stockholders, is our only equity incentive plan available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

Equity Compensation Plan Information

	Fiscal Year Ended December 31, 2011
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)		(b)	(c)
Equity compensation plans approved by stockholders	56,504,982		—	10,395,376
Options	32,927,462		$7.14	—
Awards	23,577,520		—	—
Equity compensation plans not approved by stockholders	1,475,496	(1)	—	0
Options	1,475,496		$12.39	0
Awards	0		—	0

Total	57,980,478			10,395,376

(1)	Includes 36,000 shares outstanding from treasury stock issued in 2002 as non-plan grants and 456,430 shares assumed from ATI Technologies Inc. (“ATI”) stock plans with a weighted average exercise price of $12.39 as a result of our acquisition of ATI. We have not made any grants under the ATI stock plans since our acquisition of ATI and do not intend to grant any awards under these plans in the future. See Note 14 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011 for additional information.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis provides information regarding our executive compensation program in 2011 for the following executive officers (collectively, the “Named Executive Officers”):

•	Rory P. Read, our President and Chief Executive Officer;

•	Derrick R. Meyer, our former President and Chief Executive Officer;

•	Thomas J. Seifert, our Senior Vice President and Chief Financial Officer and former interim Chief Executive Officer;

•	Emilio Ghilardi, our Senior Vice President and Chief Sales Officer;

•	Mark D. Papermaster, our Senior Vice President and Chief Technology Officer;

•	Harry A. Wolin, our Senior Vice President, General Counsel and Secretary; and

•	Rick Bergman, our former Senior Vice President and General Manager, Products Group.

KEY EXECUTIVE MANAGEMENT CHANGES IN 2011 AND FEBRUARY 2012

Derrick R. Meyer resigned as President and Chief Executive Officer and director of AMD effective January 10, 2011. On January 10, 2011, AMD appointed Thomas J. Seifert as interim Chief Executive Officer. Mr. Seifert also continued to serve as Senior Vice President and Chief Financial Officer of AMD.

On August 25, 2011, Rory P. Read was appointed President and Chief Executive Officer of AMD. Mr. Read succeeded Mr. Seifert, who continues to serve as Senior Vice President and Chief Financial Officer of AMD.

On September 27, 2011, Rick Bergman resigned as Senior Vice President and General Manager, Products Group of AMD.

Effective October 24, 2011, Mark D. Papermaster was appointed Senior Vice President and Chief Technology Officer of AMD.

Effective February 7, 2012, Emilio Ghilardi left the Company.

OVERVIEW OF 2011

Addressing the challenges of replacing AMD’s Chief Executive Officer, the Compensation Committee’s major decisions in 2011 were aimed at retaining and motivating AMD’s leaders to reinforce AMD’s position as a design and innovation leader within the semiconductor industry. This included approving compensation that encouraged retention and continuity within AMD’s senior leadership team, which was imperative during the transition to a new Chief Executive Officer. These decisions were taken, as in the past, within the framework of the Compensation Committee’s overall objective of linking a significant percentage of our executives’ compensation to the achievement of AMD’s objectives and strategies.

Even in the midst of these events, in 2011 AMD remained profitable and improved its competitive position as a design and innovation leader within the semiconductor industry through the development and launch of a number of key products, including certain AMD Fusion family of accelerated processor unit (APU) products and a number of competitive graphics processor products. The Compensation Committee believes that during 2011 our executive compensation program played a significant role in driving AMD’s financial results and other performance objectives.

The Compensation Committee took the following key actions with respect to the compensation of the Named Executive Officers in 2011:

•

Maintained Base Salaries at 2010 Levels, with Two Exceptions. The Compensation Committee did not increase the base salaries of any of the Named Executive Officers in 2011 other than Messrs. Seifert and Bergman. Mr. Seifert’s base salary was increased 15.4% in recognition of, among other things, retention and continuity considerations and his financial leadership during 2010 and 2011 as further discussed below. Mr. Bergman’s base salary was increased 5% in recognition of retention and continuity considerations.

•

Paid significantly lower Cash Performance Bonuses under the 2011 Executive Incentive Plan. Due to the decrease in AMD’s non-GAAP operating income in 2011, as compared to 2010, Messrs. Seifert and Wolin each earned a cash performance bonus significantly below their target level.

•

The Target Value of Equity Awards either Decreased or Remained Flat, with One Exception. In 2011, the Compensation Committee either reduced or kept flat the target value of equity awards for the then-incumbent Named Executive Officers (i.e., Messrs. Ghilardi, Wolin and Bergman), except for Mr. Seifert. In recognition of, among other things, Mr. Seifert’s financial leadership and expected contributions as a member of our senior leadership team in the future, the target value of his equity awards was increased 25% in 2011.

•

Awarded Mr. Seifert a Special Performance Bonus. In recognition of Mr. Seifert’s service as interim Chief Executive Officer of AMD from January 10, 2011 through August 25, 2011, the Compensation Committee awarded him a special performance bonus of $746,000. This bonus was in recognition of Mr. Seifert’s critically important interim leadership and specific achievements in, among other things, (i) providing the leadership necessary for AMD to achieve its first and second quarter earnings guidance for 2011, (ii) accelerating growth in China, and (iii) implementing plans for efficient, repeatable, and scalable systems for key operational processes. Except for this performance bonus, Mr. Seifert did not earn any other compensation for his service as interim Chief Executive Officer of AMD.

•

Mr. Read Hired as President and Chief Executive Officer. After an extended and thorough search, Mr. Read was appointed as President and Chief Executive Officer of AMD on August 25, 2011. The terms and conditions of Mr. Read’s employment agreement were the result of arms-length negotiations between him and the Compensation Committee, resulting in 81% of his new-hire compensation package being “at-risk.” The Compensation Committee believes it designed Mr. Read’s new-hire compensation package to be aligned with our stockholders’ interests such that his compensation increases to the extent the Company’s performance increases as further discussed below.

•

Mr. Papermaster Hired as Senior Vice President and Chief Technology Officer. Mr. Papermaster was appointed as Senior Vice President and Chief Technology Officer of AMD effective October 24, 2011. The terms and conditions of Mr. Papermaster’s employment were the result of arms-length negotiations, resulting in 75% of his new-hire pay package being “at-risk.”

As further discussed in the section titled “Other Aspects of AMD’s Executive Compensation Program” below, the Compensation Committee previously took the following additional actions: (i) implemented “claw-back” provisions/policies, (ii) eliminated, on a going forward basis, excise tax gross-ups with respect to change in control arrangements, and (iii) limited, on a going forward basis, cash severance payments with respect to change in control arrangements to an amount no greater than (A) two times the sum of the respective executive officer’s base salary and target cash bonus, plus (B) a prorated cash bonus for the year in which termination occurs assuming performance at target level. During 2011, the Compensation Committee continued to implement these actions.

2011 STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed the voting results from our 2011 advisory vote on executive compensation. Based upon the Inspector of Election’s report, the advisory vote on executive compensation received the favorable support of 94% of the votes cast thereon, reflecting strong stockholder support for our executive compensation program in 2011.

In the first quarter of 2012, the Compensation Committee nevertheless made the following changes with respect to our annual cash performance bonuses under the EIP:

•

Changed the weighting of the first and second six-month performance periods for all of our senior vice presidents’ (which includes the participating Named Executive Officers’) cash performance bonuses from 33.33% and 66.67%, respectively, to 50% and 50%, respectively, to better align the weighting of the performance periods to current market practices;

•

Increased the number of performance measures for which the cash performance bonuses are based upon for all of our senior vice presidents (which includes the participating Named Executive Officers) from only non-GAAP operating income to include revenue, non-GAAP gross margin and non-GAAP net income to reflect AMD’s key objectives for 2012; and

•	Messrs. Seifert’s and Wolin’s target cash performance bonus opportunities under the EIP were reduced from 150% to 100% of their respective base salary to effectively balance their pay mix.

RORY P. READ’S EMPLOYMENT AGREEMENT

In connection with Mr. Read’s appointment as President and Chief Executive Officer of the Company, he entered into an employment agreement, which provides for “at-will” employment. Pursuant to the terms of his employment agreement, Mr. Read is entitled to receive the following compensation and benefits:

•

Base Salary. An initial base salary of $1 million. With respect to Mr. Read’s initial base salary, the Compensation Committee reviewed certain competitive market data compiled by Compensia, Inc., its compensation consultant. Mr. Read’s base salary fell within the 50th and 75th percentile of the competitive market data compiled from our custom peer group.

•

Sign-On Bonus (Cash). A lump-sum, sign-on bonus of $1 million, up to half of which must be repaid if Mr. Read is not employed with the Company on the two-year anniversary of his hire date for any reason other than a Covered Termination. This sign-on bonus was provided in recognition of foregone bonus payments available to Mr. Read from his prior employer. For the definition of “Covered Termination,” see the section titled “Employment and Related Agreements” below.

•

Sign-On Bonus (Equity). A sign-on equity award of 143,000 restricted stock units, which vest 100% on the one-year anniversary of his hire date. This sign-on bonus was provided in recognition of forfeited equity awards when Mr. Read terminated his employment with his prior employer and joined AMD.

•

2011 Cash Bonus. A cash bonus equal to 150% of the portion of his base salary payable from August 25, 2011 through December 31, 2011. As a condition of his hire, Mr. Read negotiated for his 2011 cash bonus to be guaranteed. However, commencing in 2012, Mr. Read will participate in the EIP with an initial target bonus opportunity of 150% of his base salary and his cash performance bonus, if any, will be based on our achievement of specified performance goals. The Compensation Committee approved of Mr. Read’s cash bonus being guaranteed at “target” because he joined the Company during the third quarter of 2011.

•

Equity Awards. Additional equity awards consisting of (collectively, the “New-Hire Equity Awards”): (i) 717,000 time-based restricted stock units, which vest in three equal annual installments; (ii) 287,000 restricted stock units, which vest in three equal annual installments if (a) the volume weighted average closing price of our common stock over any 30-day period during the three-year vesting period is equal to or greater than $11.00 per share (the “Performance Target”) and (b) Mr. Read continues his employment with us through each applicable vesting date; (iii) 1,847,000 time-based stock options, which vest in three equal annual installments; and (iv) 739,000 stock options, which vest in three equal annual installments if (a) the Performance Target is satisfied and (b) Mr. Read continues his employment with us through each applicable vesting date.

In approving the New-Hire Equity Awards, the Compensation Committee reviewed certain new-hire CEO compensation data compiled by Compensia. The new-hire CEO compensation data was compiled from the following 16 high-technology companies, all of which had revenues between $2 billion and $20 billion and had hired a Chief Executive Officer since 2007: AOL, CA Technologies, Covergys, U.S. Cellular, Electronic Arts, First Solar, Freescale Semiconductor, Juniper Networks, MEMC Electronic Materials, NII Holdings, Qwest Communications, SYNNEX, Unisys, VMware, Xilinx, and Yahoo!. The target value of Mr. Read’s New-Hire Equity Awards fell within the 50th and 75th percentile of the new-hire CEO compensation data.

•

Relocation Benefits. Relocation benefits consisting of: (i) two house hunting trips; (ii) packing, moving, and storage costs; (iii) trips between his prior home in Raleigh, North Carolina and Austin, Texas; (iv) temporary living and car rental; (v) an incidental allowance of $12,500; (vi) marketing assistance with the sale of his home; (vii) home loss protection to the extent the sale price of his home is less than the original purchase price; (viii) a home buyout option in the event Mr. Read is unable to sell his home within the first 12 months of his employment with the Company; (ix) a tax gross-up on the home loss protection; (x) normal non-recurring closing costs on the sale of his prior residence and purchase of his new residence; and (xi) other approved reasonable expenses. These relocation expenses, other than the home loss protection and tax gross-up on the home loss protection, are subject to a claw-back provision in the event Mr. Read’s employment is terminated within two years of his hire date.

In light of the Compensation Committee’s extended efforts in attracting a high-caliber new Chief Executive Officer and to accelerate Mr. Read’s mobility and advance his productivity, the Compensation Committee determined that it was in the best interests of AMD and our stockholders to extend Mr. Read these relocation benefits as a part of his compensation arrangements. The Compensation Committee believes the above relocation benefits were appropriate under the circumstances to attract Mr. Read to AMD.

•	Severance. Certain severance payments and benefits as further described in the section titled “Executive Compensation–Employment and Related Agreements” below.

The following graph illustrates the relative weighting of the various pay elements of Mr. Read’s new-hire compensation package.

MARK D. PAPERMASTER’S OFFER LETTER

In connection with Mr. Papermaster’s appointment as Senior Vice President and Chief Technology Officer of the Company, he entered into an employment offer letter with us. Pursuant to the terms of his offer letter, which provides for “at-will” employment, Mr. Papermaster is entitled to receive the following compensation and benefits:

•	Base Salary. An initial base salary of $550,000.

•

Sign-On Bonus (Cash). A lump-sum, sign-on bonus of $450,000. This sign-on bonus was intended to compensate Mr. Papermaster for forfeited equity awards that he was eligible to receive from his prior employer and the portion of his sign-on bonus from his prior employer that he was required to repay upon accepting employment with the Company. This sign-on bonus is subject to a claw-back provision that provides if Mr. Papermaster’s employment with the Company terminates less than 12 full months after his hire date, he will be required to repay the full amount of the sign-on bonus, less 8.33% for each full month of employment completed.

•	2011 Cash Performance Bonus. Eligibility to participate in the EIP for 2011. Mr. Papermaster’s initial target bonus opportunity was set at 100% of his base salary.

•

Equity Awards. Equity awards consisting of : (i) 279,661 time-based restricted stock units, which vest in three equal annual installments and (ii) 446,993 time-based stock options, which vest over three years, 33.33% on the one-year anniversary of the grant date and then 8.33% quarterly over the following 24 months.

With respect to approving Mr. Papermaster’s initial base salary, target cash performance bonus, and target long-term equity awards, the Compensation Committee reviewed competitive market data compiled by Compensia. Mr. Papermaster’s total direct compensation fell within the 50th and 75th percentile of the competitive market data compiled from our custom peer group.

HIGHLIGHTS OF AMD’S EXECUTIVE COMPENSATION PROGRAM

In designing and implementing AMD’s executive compensation program, the Compensation Committee is guided by the following principles:

Design Principle	Discussion
Pay-for-performance is fundamental

The Compensation Committee places a strong emphasis on performance-based compensation, which is intended to drive the creation of sustainable stockholder value. To this end, a significant portion of the Named Executive Officers’ total direct compensation opportunity is delivered in the form of a cash performance bonus and long-term equity awards.

The following graph illustrates the allocation of the total direct compensation opportunity of the Named Executive Officers that remained employed with AMD at the end of 2011:

Design Principle	Discussion

The above graph does not include (i) Messrs. Read’s and Papermaster’s sign-on bonuses, (ii) Mr. Read’s sign-on equity award of 143,000 RSUs and 2011 cash bonus and (iii) Mr. Seifert’s special performance bonus, as these elements of compensation are not included in the definition of total direct compensation as further discussed below.

The Compensation Committee believes that the above compensation structure and mix strikes an appropriate balance for 2011 by promoting achievement of AMD’s objectives and strategies that drive long-term stockholder value without motivating or rewarding excessive risk-taking.

Competitive compensation is important

The Compensation Committee generally aims to set each Named Executive Officer’s total direct compensation (i.e., base salary, target cash performance bonus, and target long-term equity awards) between the 50th and 75th percentile of the competitive market data. However, the purpose of the competitive pay analysis is not to supplant retention and continuity considerations within the senior leadership team of AMD, among other things, when the Compensation Committee approves executive compensation.

Accordingly, each Named Executive Officer’s total direct compensation may vary from the 50th and 75th percentile of the competitive market data due to one or more factors that the Compensation Committee deems fundamental to the best interests of the Company and its stockholders.

In light of the transition in the composition of AMD’s senior leadership team in 2011, the Compensation Committee determined that it was in the best interests of the Company and its stockholders to encourage retention and continuity within AMD’s existing senior leadership team rather than restrict the total direct compensation of Messrs. Seifert, Ghilardi, Wolin and Bergman fell within the 50th and 75th percentile of the competitive market data.

Claw-back provisions/policies are in effect

AMD has adopted the following claw-back provisions/policies:

•    Form of Stock Option and Restricted Stock Unit Agreements. For stock option and restricted stock unit awards granted in May 2010 and thereafter, the Compensation Committee approved the inclusion of a “claw-back” provision in AMD’s form of stock option agreement and form of restricted stock unit agreement for senior vice presidents and above, which includes all of the Named Executive Officers. This claw-back provision provides that in the event AMD is required to prepare an accounting restatement due to AMD’s material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will review all equity-based compensation awarded to any employee at the senior vice president level and above. If the Compensation Committee (in its sole discretion) determines that any such employee was directly involved with fraud, misconduct, and/or gross negligence that contributed to or resulted in such accounting restatement, the Compensation Committee may, to the extent permitted by governing law and as appropriate under the circumstances, recover for the benefit of AMD all or a portion of the equity-based compensation awarded to such employee, including, without limitation, by cancelation, forfeiture, repayment, and/or disgorgement of profits realized from the sale of AMD’s securities; provided,

Design Principle	Discussion

however, the Compensation Committee will not have the authority to recover any equity-based compensation awarded more than 18 months prior to the date of the first public issuance or filing with the Securities and Exchange Commission (whichever first occurs) of the financial document embodying such financial reporting requirement.

• Worldwide Standards of Business Conduct. AMD’s Worldwide Standards of Business Conduct provide that, among other things, in the event AMD is required to prepare an accounting restatement due to AMD’s material noncompliance with any financial reporting laws, AMD may pursue all remedies to recover any incentive-based or other compensation (including equity awards) paid or granted to its employees or agents to the extent required by and permitted under applicable law.

AMD continues to monitor the rule-making actions of the SEC and NYSE with respect to the development, implementation, and disclosure of claw-back provisions/policies. AMD will revise its claw-back provisions/policies in the future as required by applicable law.

Align pay practices with sound risk management

The Compensation Committee endeavors to structure AMD’s executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to accelerate AMD’s growth in existing and new markets, while at the same time avoiding pay practices that incentivize excessive risk-taking.

The Compensation Committee believes that AMD’s executive compensation program fosters AMD’s objectives and strategies while maintaining appropriate risk mitigators, such as:

•    Multiple internal controls and approval processes intended to prevent manipulation of outcomes;

•    Pay mix that represents an appropriate balance of base pay versus variable pay and short-term versus long-term incentives;

•    Caps on performance-based compensation opportunities;

•    Incentive programs that incorporate company-wide financial goals (e.g., non-GAAP operating income) that are quantitative and measurable;

•    Claw-back policies/provisions; and

•    Stock ownership guidelines.

Design Principle	Discussion
The Named Executive Officers are subject to stock ownership guidelines	In October 2011, the Compensation Committee increased the ownership levels under AMD’s stock ownership guidelines to strengthen the alignment of the interests of our executive officers and stockholders and to increase visibility of our executive officers’ stock ownership. All executive officers are subject to the revised stock ownership guidelines, including the Named Executive Officers. Set forth below are the current minimum stock ownership requirements for our executive officers:

	President and/or Chief Executive Officer:	The lesser of (i) the number of shares equivalent to three times the then-current annual base salary divided by the average of the closing stock prices of AMD’s common stock for the 30-day period up to and including the Officer Achievement Date (as defined below) or (ii) the number of shares equivalent to three times the then-current annual base salary divided by the average of the closing stock prices of AMD’s common stock for the 30-day period immediately preceding and ending on the date that the President and/or the CEO was appointed, rounded to the nearest 5,000 shares.

	Other Executive Officers:	The lesser of (i) the number of shares equivalent to one and one-half times the then-current annual base salary divided by the average of the closing stock prices of AMD’s common stock for the 30-day period up to and including the Officer Achievement Date or (ii) the number of shares equivalent to one and one-half times the then-current annual base salary divided by the average of the closing stock prices of AMD’s common stock for the 30-day period immediately preceding and ending on the date that the respective executive officer was appointed, rounded to the nearest 5,000 shares.

Shares counted toward the minimum stock ownership requirements include any shares held directly or indirectly by an executive officer and shares underlying vested but unexercised stock options, with 50% of the in-the-money value or shares (as applicable) of such stock options being used for this calculation.

The time frame for compliance is five years from the establishment of the revised guidelines in October 2011, which is October 2016, or five years from first becoming an executive officer of AMD, whichever is later (the “Officer Achievement Date”).

The Named Executive Officers were either in compliance with or on target to meet the previous stock ownership guidelines before they were revised in October 2011, and, as of December 31, 2011, all of the Named Executive Officers that remained employed with AMD were on target to meet the revised stock ownership guidelines within the established compliance time frame.

The Named Executive Officers are prohibited from engaging in certain hedging transactions	AMD prohibits its employees, including the Named Executive Officers that remain employed with AMD, from engaging in certain hedging transactions in its common stock.

AMD’S EXECUTIVE COMPENSATION FRAMEWORK

AMD’s Executive Compensation Philosophy and Objectives

Our executive compensation philosophy is to provide compensation and benefit programs that enable us to attract, retain, and motivate high caliber executive officers, to motivate these executive officers to achieve our short-term and long-term objectives and strategies, and to support career development and succession goals.

To implement this philosophy, the Compensation Committee has established the following objectives:

•	Link rewards to achievement of AMD’s objectives and strategies to drive the creation of sustainable stockholder value;

•	Provide the opportunity to reward superior individual and Company performance;

•	Manage pay structure and programs globally, while recognizing local market practices and conditions;

•	Mitigate incentives for executive officers to undertake excessive risks by, among other things, balancing fixed and variable pay;

•	Provide an appropriate return on investment on the overall program spending; and

•	Encourage equity ownership to align the interests of our executive officers and stockholders.

Role of the Compensation Committee

The Compensation Committee regularly reviews the alignment of our executive compensation program with the strategies and needs of our business, market trends, changes in competitive practices, individual performance, Company performance, and the interests of our stockholders. Based on this review, the Compensation Committee approves the compensation of the Named Executive Officers, including, without limitation, base salary, short-term incentive awards (which are in the form of a cash performance bonus), long-term equity awards, and other benefits.

Role of Management

The Compensation Committee believes that even the best advice of a compensation consultant or other outside advisors must be combined with the input from senior management and the Compensation Committee’s own individual experiences and judgment to arrive at the proper alignment of compensation philosophy, objectives, and programs. In 2011, the Chief Executive Officer, interim Chief Executive Officer, Chief Talent Officer and General Counsel and Corporate Secretary worked closely with the Compensation Committee. These individuals worked with the Compensation Committee in formulating the specific plan and award designs, performance measures, and performance levels (i.e., threshold, target, and maximum) necessary to align AMD’s executive compensation program with its objectives and strategies. Mr. Seifert served as interim Chief Executive Officer of AMD from January 2011 to August 2011, and in such role, Mr. Seifert worked closely with the Compensation Committee.

Generally, the Chief Executive Officer reviews with the Compensation Committee his performance evaluations of each of the other Named Executive Officers and his recommendations (except with respect to his own compensation) regarding base salary adjustments, short-term incentive awards, and long-term equity awards for the other Named Executive Officers to ensure alignment with the Compensation Committee’s pay-for-performance design principle. However, all final decisions regarding the compensation of the Named Executive Officers are made by the Compensation Committee. The Board and Compensation Committee conduct their own performance assessment of the Chief Executive Officer and no management recommendation is made with regard to his compensation. In light of the transition in the composition of AMD’s senior leadership team in 2011, Mr. Seifert, as acting Chief Executive Officer, also conducted performance evaluations of the Named Executive Officers.

While certain members of management attended the Compensation Committee’s meetings in 2011 upon invitation, they did not attend either private sessions or portions of any other meetings of the Compensation Committee where executive compensation determinations were made by the Compensation Committee.

Assessment of Individual Performance

The Named Executive Officers’ compensation is impacted by individual performance. At least annually, the Board of Directors evaluates the performance of the Chief Executive Officer. For the purpose of setting compensation, the Compensation Committee annually assesses the performance of the Chief Executive Officer based upon the Board of Director’s evaluation. Additionally, the Compensation Committee annually assesses the performance of the other Named Executive Officers based upon the Chief Executive Officer’s report and evaluation of such officers’ individual performance.

The assessment of the Named Executive Officers’ individual performance is an objective and subjective assessment of accomplishment and contribution to AMD. For a further description of the individual performance factors that impacted the Named Executive Officers’ compensation in 2011, see the section titled “2011 Executive Compensation Decisions” below.

Role of the Compensation Consultant

During 2011, the Compensation Committee retained Compensia, Inc., as its compensation consultant to obtain objective, expert advice on executive and director compensation. Compensia advised the Compensation Committee on a variety of compensation-related issues in 2011, including:

•	Competitive pay analysis on executive compensation;

•	Pay levels of the Named Executive Officers;

•	AMD’s executive compensation program design, including short-term incentive plan design, long-term incentive plan design, and pay mix; and

•	Pay levels of the Board of Directors.

In addition to the above, Compensia assisted the Compensation Committee in performing a comprehensive reassessment of the methodology used in evaluating AMD’s executive compensation, as further described in the section titled “—Competitive Pay Analysis” below.

In 2011, Compensia did not provide any services to AMD, or receive any payments from AMD, other than in its capacity as a consultant to the Compensation Committee.

In the course of conducting its activities, Compensia attended meetings of the Compensation Committee and presented its findings and recommendations for discussion. During 2011, Compensia also met with senior management to obtain and validate data and review materials.

Competitive Pay Analysis

The Compensation Committee generally aims to set each Named Executive Officer’s total direct compensation (i.e., base salary, target cash performance bonus, and target long-term equity awards) between the 50th and 75th percentile of the competitive market data. However, the purpose of the competitive pay analysis is not to supplant retention and continuity considerations within the senior leadership team of AMD, among other things, when the Compensation Committee approves executive compensation. Accordingly, each Named Executive Officer’s total direct compensation may vary from the 50th and 75th percentile of the competitive market data due to one or more factors that the Compensation Committee deems fundamental to the best interests of the Company and its stockholders.

Each year, the Compensation Committee evaluates how our pay practices and the Named Executive Officers’ compensation levels compare to the competitive market for executive talent. Each year the Compensation Committee generally reviews a custom group of peer companies, in combination with industry-specific survey data, to develop a reasonable representation of the “competitive market” with respect to AMD’s executive pay levels and pay policies and practices.

Reassessment of the Methodology Used to Perform the Competitive Pay Analysis

In 2011, the Compensation Committee, with the assistance of Compensia, performed a comprehensive reassessment of the methodology used in analyzing AMD’s executive compensation. Specifically, the Compensation Committee made significant changes to AMD’s custom peer group, survey sources, and market position matches as follows:

•	AMD’s Custom Peer Group.

In 2011, the Compensation Committee modified the composition of its custom peer group by deleting the smallest and largest peer companies and adding seven new peer companies generally more consistent with AMD’s size parameters. The following table illustrates the principal differences between the 2010 and 2011 custom peer groups.

	2010 Peer Companies	2011 Peer Companies
Number of Companies	15	20
Median/Average Revenue	$6.3B/$10.0B	$5.7B/$7.0B
Median/Average Market Capitalization	$12.6B/$26.7B	$12.8B/$18.3B

•	Survey Sources and Market Position Matches

The Compensation Committee (i) used a survey source that provided competitive market data of companies closer in size to AMD, and (ii) referred only to functional position matches, instead of referencing peer company proxy position ranks.

Accordingly, in 2011 Compensia conducted a competitive pay analysis for the Compensation Committee using data derived from (i) a custom peer group (the “Custom Peer Group”) and (ii) a custom cut of the Radford Global Technology Survey covering all of the companies included in the Custom Peer Group, except for Corning (the “Industry Specific Survey Data”).

The companies comprising the Custom Peer Group for 2011 were as follows:

Company	GICS Sub-Industry
Agilent	Electronic Equipment & Instruments
Applied Materials	Semiconductor Equipment
Broadcom	Semiconductors
CA	Systems Software
CommScope	Communications Equipment
Corning	Electronic Components
EMC	Computer Storage & Peripherals
Harris	Communications Equipment
Juniper Networks	Communications Equipment
Lexmark	Computer Storage & Peripherals
Marvell Technology	Semiconductors
Micron Technology	Semiconductors
NetApp	Computer Storage & Peripherals
NVIDIA	Semiconductors
QUALCOMM	Communications Equipment
SanDisk	Computer Storage & Peripherals
Seagate Technology	Computer Storage & Peripherals
Symantec	Systems Software
Texas Instruments	Semiconductors
Western Digital	Computer Storage & Peripherals

The composition of the Custom Peer Group changed in 2011 with the addition of seven new companies (i.e., CA; CommScope; Juniper Networks; Marvell Technology; NetApp; Symantec; and Western Digital) and the removal of two companies (Intel Corp. and LSI). The 2011 peer companies were primarily selected based upon their (i) industry, (ii) revenues (roughly .05x to 2.5x AMD’s revenues) and (iii) market capitalization. The Compensation Committee believes that the composition of the 2011 Custom Peer Group better reflects industry-comparable companies of AMD.

In general, the Compensation Committee used the Custom Peer Group as its primary source in analyzing the competitiveness of Named Executive Officers’ compensation, and used the Industry-Specific Survey Data to supplement the Custom Peer Group to develop a “market consensus” of the competitive market data. The comprehensive reassessment of the methodology used in our executive compensation analysis resulted in a decrease in the compensation reference points at the 50th and 75th percentiles for the incumbent Named Executive Officers, in comparison to 2010.

In light of the transition in the composition of AMD’s senior leadership team in 2011, the Compensation Committee determined that it was in the best interests of the Company and its stockholders to encourage retention and continuity within AMD’s existing senior leadership team rather than ensure the total direct compensation of Messrs. Seifert, Ghilardi, Wolin and Bergman fell within the 50th and 75th percentile of the competitive market data. Notwithstanding this objective, all of the Compensation Committee’s decisions in 2011 were taken, as in the past, within the framework of the Compensation Committee’s overall objective of linking a significant percentage of our executives’ compensation to the achievement of AMD’s objectives and strategies.

2011 EXECUTIVE COMPENSATION DECISIONS

Elements of Compensation

Our executive compensation program is comprised of several pay elements. Generally, the Compensation Committee reviews and considers each pay element before making any executive compensation decisions. For 2011, our executive compensation consisted of the following pay elements:

Pay Element	Basis of Design
Base Salary	Base salaries are provided to the Named Executive Officers as compensation for day-to-day responsibilities and services to AMD and to attract and retain key talent needed to run our business. Base salaries also provide the Named Executive Officers with a consistent cash flow assuming acceptable levels of individual performance and ongoing employment. The base salaries of the Named Executive Officers as of the beginning and end of 2011, including any adjustments made during the year, were as follows:

Named Executive Officer	Base Salary as of 12/25/10	Base Salary as of 12/31/11	Percentage increase
Rory P. Read(1) President and Chief Executive Officer	—	$1,000,000	—
Derrick R. Meyer(2) Former President and Chief Executive Officer	$950,000	—	—
Thomas J. Seifert Senior Vice President and Chief Financial Officer and former interim Chief Executive Officer	$525,000	$606,000	15.4%
Emilio Ghilardi Senior Vice President and Chief Sales Officer	$597,400	$597,400	—
Mark D. Papermaster(3) Senior Vice President and Chief Technology Officer	—	$550,000	—
Harry A. Wolin Senior Vice President, General Counsel and Secretary	$475,000	$475,000	—
Rick Bergman Former Senior Vice President and General Manager, Products Group	$500,000	—	5.0	%(4)

Pay Element	Basis of Design

(1)    Mr. Read was appointed President and Chief Executive Officer of AMD effective August 25, 2011.

(2)    Mr. Meyer resigned from AMD effective January 10, 2011.

(3)    Mr. Papermaster was appointed Senior Vice President and Chief Technology Officer of AMD effective October 24, 2011.

(4)    Mr. Bergman resigned from AMD effective September 27, 2011.

Effective July 1, 2011, Mr. Seifert received a 15.4% increase in his base salary in recognition of (i) retention and continuity considerations within the senior leadership team, (ii) his financial leadership in 2010 and 2011, (iii) the fact that he did not receive a merit increase in 2010, and (iv) to increase the competitiveness of his base salary.

Effective July 1, 2011, Mr. Bergman received a 5% increase in his base salary in recognition of retention and continuity considerations within the senior leadership team. Thus, at the time he resigned from AMD, Mr. Bergman’s base salary was $525,000.

Short-Term Incentives (in the form of a cash performance bonus)

Generally, short-term incentives, in the form of a cash performance bonus, are provided to the Named Executive Officers under the EIP and are intended to focus the Named Executive Officers on AMD’s short-term objectives. The short-term incentive goals and related target levels are approved at the Compensation Committee meeting shortly after the commencement of the applicable performance period, the intent of which is to comply with Section 162(m) of the Internal Revenue Code regarding performance-based compensation.

For 2011, only Messrs Seifert, Ghilardi, Papermaster, Wolin and Bergman participated in the EIP. Mr. Meyer resigned from AMD in January 2011 and, therefore, was not eligible to participate in the EIP for 2011. Pursuant to the terms of his employment agreement, Mr. Read’s participation in the EIP commences in 2012.

For 2011, the Compensation Committee approved short-term incentive award opportunities under the EIP, based upon our achievement of predetermined “non-GAAP operating income” goals over two six-month performance periods (i.e., December 26, 2010 to July 2, 2011 and July 3, 2011 to December 31, 2011). While the amount of the 2011 short-term incentive award was measured and calculated based upon AMD’s performance over two six-month performance periods, the participating Named Executive Officers’ award, if earned, was paid in a single payment after the end of the year.

For 2011, the Compensation Committee selected non-GAAP operating income as the performance measure for the short-term incentive award to incentivize the participating Named Executive Officers to focus on improving AMD’s profitability, a key objective for 2011. The Compensation Committee views non-GAAP operating income as a multi-dimensional measure that encourages the Named Executive Officers to focus on maximizing revenue while, at the same time, controlling expenses.

For purposes of the EIP, “Non-GAAP operating income” was calculated as AMD’s operating income (calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”)) excluding the impact of (i) amortization expense incurred in 2011 relating to intangible assets we acquired in the ATI Technologies, Inc. acquisition, (ii) a charge related to a payment made to GLOBALFOUNDRIES Inc. in the first quarter of 2011, (iii) a charge related to a legal settlement in the first quarter of 2011, and (iv) restructuring charges.

The Compensation Committee and senior management both believe that AMD’s non-GAAP operating income better reflects AMD’s profitability than GAAP operating income because it excludes items that are not indicative of AMD’s core operating performance. Specifically, the adjustments are intended to:

•    Align the short-term incentive award with the underlying performance of AMD’s core business;

•    Avoid volatile, artificial inflation or deflation of the short-term incentive award due to either unusual items in the performance period or items that are not indicative of AMD’s core operating performance; and

Pay Element	Basis of Design

•    Eliminate certain counterproductive short-term incentives – for example, incentives to refrain from acquiring new technologies to protect bonus payments.

These adjustments are consistent with the adjustments made in AMD’s earnings releases, as publicly reported to the investment community, which are reviewed by the Audit and Finance Committee of our Board of Directors.

The following tables show the predetermined performance goals for non-GAAP operating income for each of the two six-month performance periods for 2011, together with AMD’s actual performance for 2011.

	First Six-Month Period (December 26, 2010 to July 2, 2011) Performance Measure
	Performance Levels Established by the Compensation Committee
	Performance Measure	Threshold	Target	Maximum	Actual Performance
	Non-GAAP Operating Income	$133,000,000	$242,000,000	$388,000,000	$206,000,000
	Second Six-Month Period (July 3, 2011 to December 31, 2011) Performance Measure
	Performance Levels Established by the Compensation Committee
	Performance Measure	Threshold	Target	Maximum	Actual Performance
	Non-GAAP Operating Income	$390,000,000	$620,000,000	$927,000,000	$318,000,000

As reflected in the above tables, our non-GAAP operating income for the first six-month performance period in 2011 fell between the threshold and target levels, while our non-GAAP operating income for the second six-month performance in 2011 was below the threshold level. Accordingly, cash performance bonuses, to the extent earned in 2011, were all attributable to the Company’s performance in the first six-month performance period in 2011.

The bonus funding was weighted one-third in the first half of 2011 and two-thirds in the second half of 2011 to reflect our seasonal sale patterns. Each of the participating Named Executive Officer’s cash performance bonus, to the extent earned, was based upon (i) his respective base salary at the end of the respective six-month performance period and (ii) the applicable bonus percentage (the “Bonus Opportunity”) assigned to the level (threshold, target, or maximum) of our actual non-GAAP operating income for the respective performance period. Accordingly, for 2011 the cash performance bonus formula was as follows:

First Portion of the 2011 Bonus	=	Base Salary in Effect at 7/2/2011	X	Bonus Opportunity (based upon AMD’s actual Non-GAAP Operating Income)	X	1/3 weighting

Second Portion of the 2011 Bonus	=	Base Salary in Effect at 12/31/2011	X	Bonus Opportunity (based upon AMD’s actual Non-GAAP Operating Income)	X	2/3 weighting

Pay Element	Basis of Design
Each participating Named Executive Officer’s target performance bonus, together with his actual performance bonus, for the two six-month performance periods in 2011 were as follows:

Named Executive Officer	Base Salary		Bonus Opportunity (% of base salary) Based Upon AMD’s Actual Non-GAAP Operating Income(1)			First Portion of 2011 Potential Award Range as Percentage of Target	Second Portion of 2011 Potential Award Range as Percentage of Target	Target Performance Bonus		Actual Performance Bonus Paid
	As of 7/2/2011	As of 12/31/2011	Thres	Target	Max
Thomas J. Seifert	$606,000	$606,000	37.5%	150%	450%	0 to 33.33%	0 to 66.67%	$909,000		$227,945
Emilio Ghilardi	$597,400	$597,400	37.5%	150%	450%	0 to 33.33%	0 to 66.67%	$896,100		—	(2)
Mark D. Papermaster	—	$550,000	25%	100%	300%	—	0 to 66.67%	$122,222	(3)	$0	(4)
Harry A. Wolin	$475,000	$475,000	37.5%	150%	450%	0 to 33.33%	0 to 66.67%	$712,500		$178,670
Rick Bergman	$525,000	$525,000	37.5%	150%	450%	0 to 33.33%	0 to 66.67%	$787,500		—	(5)

(1)    If AMD’s performance falls between the threshold, target, and maximum achievement levels, the Bonus Opportunity is linearly interpolated to determine the actual bonus payment.

(2)    In connection with Mr. Ghilardi leaving the Company in February 2012, he was no longer eligible to receive a cash performance bonus for 2011.

(3)    Mr. Papermaster’s target cash performance bonus was prorated based upon the time he served as Senior Vice President and Chief Technology Officer of AMD in 2011.

(4)    Mr. Papermaster was appointed Senior Vice President and Chief Technology Officer of AMD effective on October 24, 2011, and, therefore, Mr. Papermaster was not eligible to earn a cash performance bonus for the first six-month performance period in 2011. As our non-GAAP operating income fell below the threshold level for the second six-month performance period, he did not earn a cash performance bonus for 2011. Additionally, Mr. Papermaster’s target Bonus Opportunity of 100% for the second half of 2011, as compared to the other participating Named Executive Officers’ of 150%, was aligned with the competitive market data.

(5)    Mr. Bergman was not eligible to receive a cash performance bonus for 2011 due to his resignation from AMD on September 27, 2011.

The Compensation Committee designed the short-term incentive awards to reward superior performance by providing for progressively increasing payments as our performance exceeded the target level, and correspondingly providing for no payment unless a threshold level of performance was achieved. The Compensation Committee reviews and certifies our achievement of the performance goals before any payments are made. This review and certification is generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the short-term incentive award occurring shortly thereafter. Under the terms of the EIP, the Compensation Committee has the authority to reduce any participating Named Executive Officer’s short-term incentive award prior to payment. For 2011, the Compensation Committee did not exercise this authority in connection with any of the participating Named Executive Officers.

For further information about the participating Named Executive Officers’ cash performance bonus under the EIP for 2011, see the “2011 Summary Compensation Table” below.

Pay Element	Basis of Design
Special Performance Bonus

In connection with Mr. Seifert’s service as interim Chief Executive Officer of AMD from January 10, 2011 to August 24, 2011, he was eligible to receive a special performance bonus. The amount of the special performance bonus was in the Compensation Committee’s sole discretion; provided that it could not exceed $100,000 per month in which Mr. Seifert served as interim Chief Executive Officer.

In recognition of Mr. Seifert’s contributions as interim Chief Executive Officer, he received a special performance bonus of $746,000, paid in lump-sum. The Compensation Committee believes the special performance bonus was reasonable and appropriate to recognize Mr. Seifert’s critically important interim leadership and specific achievements in (i) his leadership during the first half of 2011 in which AMD was able to achieve its first and second quarter earnings guidance for 2011, (ii) his efforts in accelerating AMD’s growth in China, (iii) his implementation of plans for efficient, repeatable, and scalable systems for key operational processes, (iv) his successful handling of staff performance issues, and (v) working productively with the Board of Directors. Except for this performance bonus, Mr. Seifert did not receive any other compensation for his service as interim Chief Executive Officer of AMD.

Long-Term Incentives (in the form of stock options and RSUs)

For 2011, the Compensation Committee granted the Named Executive Officers (other than Mr. Meyer) equity awards under our long-term incentive program. These awards were granted under our 2004 Plan.

Messrs. Seifert, Ghilardi, Papermaster, Wolin and Bergman each received time-based stock options and time-based RSUs. Mr. Read, under the terms of his employment agreement, received time-based stock options, performance-based stock options, time-based RSUs and performance-based RSUs.

The time-based stock options are intended to align the Named Executive Officers’ interests with our stockholders’ interests, because there is no financial gain to a Named Executive Officer unless our stock price appreciates. In general, time-based stock options are granted with an exercise price equal to 100% of the fair market value of our common stock on the grant date, vest over a three year period, and expire seven years after the grant date.

The time-based RSU awards are intended to encourage executive retention, manage share dilution, recognize individual performance, and align the Named Executive Officers’ interests with our stockholders’ interests, because the value of the award is tied to the market value of our common stock. In general, time-based RSUs vest in three equal annual installments commencing approximately one year from the grant date, except for Mr. Read’s sign-on RSU award that vests 100% on the one-year anniversary of his hire date.

For 2011, the Compensation Committee generally believed that an equivalent value of time-based stock options and time-based RSUs offered the Named Executive Officers a competitive level of equity-based compensation, while balancing the retention value of RSUs with the performance aspect of stock options.

In an effort to increase the competitiveness of Mr. Read’s new-hire compensation package, while at the same time reinforcing the link of his new-hire equity awards to the creation of stockholder value, Mr. Read was also granted a performance-based stock option and performance-based RSU award. The performance-based stock option has an exercise price equal to 100% of the fair market value of our common stock on the grant date and vests in three equal annual installments commencing on the first anniversary of the grant date if (i) the market-base component is satisfied meaning that the weighted average closing price of our common stock over any 30-day period during the three-year vesting period is equal to or greater than $11.00 per share and (ii) Mr. Read continues his employment with AMD through the applicable vesting date. Similarly, the performance-based RSU award vests in three equal annual installments commencing on the first anniversary of the grant date if (i) the market-base component is satisfied meaning that the weighted average closing price of our common stock over any 30-day period during the three-year vesting period is equal to or greater than $11.00 per share and (ii) Mr. Read continues his employment with AMD through the applicable vesting date (collectively, the “Performance-Award Vesting Requirements”).

Pay Element	Basis of Design

For 2011, the Compensation Committee approved the following equity awards for the Named Executive Officers:

Named Executive Officer	Shares Underlying Options Approved for Grant in 2011(1)(2)		Shares Underlying RSUs Approved for Grant in 2011(3)		Target Value of the Stock Options and RSUs Approved for Grant in 2011(4)
Rory P. Read	2,586,000	(5)	1,147,000	(6)	$14,000,000
Thomas J. Seifert	306,748		153,374		$2,500,000
Emilio Ghilardi(7)	184,050		92,025		$1,500,000
Mark D. Papermaster	446,993	(8)	279,661	(9)	$2,500,000
Harry A. Wolin	184,050		92,025		$1,500,000
Rick Bergman(10)	245,398		122,699		$2,000,000

(1)	Except for the stock options of Messrs. Read and Papermaster, the stock options reported in this column for the other Named Executive Officers were granted on June 15, 2011, and vest 33 1/3% on May 15, 2012 and 8.33% per quarter over the next eight following quarters.
(2)	The fourth installment of Messrs. Seifert’s, Ghilardi’s, Wolin’s and Bergman’s option grant for 2010, which was granted on February 15, 2011, is omitted from this table.
(3)	Except for the RSU awards of Messrs. Read and Papermaster, the RSUs reported in this column for the other Named Executive Officers were granted on June 15, 2011, and vest 1/3 on each of May 9, 2012, May 9, 2013, and May 9, 2014.
(4)	This column reflects the target value of the Named Executive Officers’ stock options and RSU awards for 2011, which may be greater or less than the aggregate grant date fair value of such awards or the value that the respective Named Executive Officer realizes upon exercise of the stock options and vesting of the RSU awards.
(5)	Mr. Read’s 2,586,000 stock options were granted on August 25, 2011 and include (i) 1,847,000 time-based stock options, which vest 1/3 on each of August 25, 2012, August 25, 2013, and August 25, 2014 and (ii) 739,000 performance-based stock options, which vest 1/3 on each of August 25, 2012, August 25, 2013, and August 25, 2014 assuming the Performance-Award Vesting Requirements are satisfied during the three-year vesting period.
(6)	Mr. Read’s 1,147,000 RSUs were granted on August 25, 2011 and include (i) 717,000 time-based RSUs, which vest 1/3 on each of August 25, 2012, August 25, 2013, and August 25, 2014, (ii) 287,000 performance-based RSUs, which vest 1/3 on each of August 25, 2012, August 25, 2013, and August 25, 2014 assuming the Performance-Award Vesting Requirements are satisfied during the three-year vesting period and (iii) 143,000 time-based RSUs, which vest 100% on August 25, 2012.
(7)	In connection with Mr. Ghilardi leaving the Company in February 2012, he forfeited all of his stock options and RSUs awarded for 2011.
(8)	Mr. Papermaster’s 446,993 stock options were granted on November 15, 2011 and vest 1/3 on November 15, 2012 and 8.375% per quarter over the next eight following quarters.
(9)	Mr. Papermaster’s 279,661 RSUs were granted on November 15, 2011 and vest 1/3 on each of November 9, 2012, November 9, 2013, and November 9, 2014.
(10)	In connection with Mr. Bergman’s resignation from AMD on September 27, 2011, he forfeited all of his stock options and RSUs awarded for 2011.

In formulating the target value of the 2011 equity awards for Messrs. Seifert, Ghilardi, Wolin and Bergman, the Compensation Committee initially conducted an assessment of the competitive market data to subjectively develop a competitive aggregate grant date fair value for such awards. The Compensation Committee then converted the competitive aggregate grant date fair value into an equal mix of stock options and RSUs, with (i) the number of RSUs determined by dividing half of the aggregate grant date fair value by the 30-day trailing average closing price of our common stock on the grant date, and (ii) the number of stock options determined by multiplying the number of RSUs by two.

In approving the 2011 equity awards for Messrs. Seifert, Ghilardi, Wolin and Bergman, the Compensation Committee also considered AMD’s concerns regarding its affordable annual share usage and executive retention and continuity, as well as, in the case of Messrs. Seifert and Wolin, the following individual performance factors:

•    Thomas J. Seifert – Mr. Seifert’s effective management and oversight of the financial functions of the Company in 2010 and 2011 and his expected contributions as a member of our senior leadership team in the future; and

Pay Element	Basis of Design

•    Harry A. Wolin – Mr. Wolin’s leadership and advocacy in managing our regulatory and legal matters in 2011.

Except for Mr. Seifert, the Compensation Committee either reduced or kept flat the target value of Messrs. Ghilardi’s, Wolin’s and Bergman’s equity awards in 2011, compared to their 2010 value. The target value of Mr. Seifert’s equity awards increased by 25% in 2011 as a result of his individual performance factors set forth above.

The total value of Mr. Read’s 2011 equity awards was subjectively determined by the Compensation Committee, with reference to its alignment and competitiveness with the compensation of newly-hired CEOs based on data developed by Compensia.

The total value of Mr. Papermaster’s 2011 equity awards was subjectively determined by the Compensation Committee, with reference to its alignment and competitiveness with the competitive market data compiled from our custom peer group.

Deferred Compensation

In 2011, all of the Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA”). Participation in the DIA is intended to assist the Named Executive Officers in their retirement planning, as well as restore Company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan.

For further information about the DIA, see the “2011 Nonqualified Deferred Compensation Table” below.

Perquisites and Other Benefits

In 2011, a broad population of our employees, which included the Named Executive Officers, were eligible to receive the following perquisites and other benefits:

•    Participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off, and paid holidays;

•    Company matching contributions under our Section 401(k) plan, which were equal to 75% of the employee contributions up to the first 6% of pay deferred under the plan;

•    Patent awards, if earned; and

•    Reimbursed for certain relocation expenses.

In addition to the above, the Named Executive Officers were eligible to receive an annual physical examination, executive life insurance and executive disability coverage.

The perquisites and other benefits described above are designed to be competitive with overall market practices and to attract and retain employee talent.

For further information regarding the perquisites and other benefits paid to the Named Executive Officers during 2011, see the “2011 Summary Compensation Table” below.

OTHER ASPECTS OF AMD’S EXECUTIVE COMPENSATION PROGRAM

Management Continuity Agreements, Change in Control Agreements, or Change in Control Arrangements

We have entered into a management continuity agreement, change in control agreement or other change in control arrangement with each of the Named Executive Officers. These arrangements are designed to encourage the Named Executive Officers’ continued services in the event of a potential change in control of AMD and to allow for a smooth leadership transition upon a change in control of AMD. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to execute the wishes of our Board of Directors, even in the event that the Board of Directors takes an action that may result in the elimination of a Named Executive Officer’s position with AMD.

Under the terms of these arrangements, a Named Executive Officer is entitled to certain compensatory payments and benefits only if (i) a “change in control” of AMD occurs and (ii) the Named Executive Officer’s employment is terminated, or the Named Executive Officer is constructively discharged, within two years of the change in control of AMD. The Compensation Committee believes this structure strikes a balance between incentives and executive hiring and retention without providing payments and benefits to the Named Executive Officers who continue to enjoy employment with an acquiring company in the event of a change in control of AMD.

In April 2009, AMD adopted a policy to, in general, not enter into any new management continuity agreements or change in control agreements containing an excise tax gross-up provision. In accordance with emerging best practices, in February 2011, AMD adopted a policy clarifying that it will not enter into any new change in control arrangements containing an excise tax gross-up provision. Messrs. Read’s, Seifert’s, and Papermaster’s change in control agreements do not provide for excise tax gross-ups and Mr. Wolin entered into his management continuity agreement prior to April 2009.

In March 2010, AMD adopted a policy to not enter into any change in control arrangements with any executive officer that provide him or her with a cash severance payment (upon both a change in control of AMD and a subsequent termination of employment) in excess of (i) two times the sum of the respective executive officer’s base salary and target cash bonus, plus (ii) a prorated cash bonus for the year in which termination occurs assuming performance at target level. Mr. Read’s change in control arrangement and Messrs. Seifert’s and Papermaster’s change in control agreements comply with this limitation. Mr. Wolin entered into his management continuity agreement prior to the adoption of this policy.

For a detailed description of the payments and benefits payable under these arrangements, see the section titled “Executive Compensation—Change in Control Arrangements” below.

Severance Arrangements

In connection with Mr. Meyer’s resignation in January 2011, Mr. Meyer and AMD entered into a Separation Agreement and Release. The terms of Mr. Meyer’s severance payments and benefits under the Separation Agreement and Release were fully consistent with his employment agreement and are described in the section titled “Executive Compensation—Employment and Related Agreements” below.

Additionally, under the terms of Mr. Read’s employment agreement and Mr. Ghilardi’s offer letter, they are entitled to certain severance payments and benefits as further described in the section titled “Executive Compensation—Employment and Related Agreements” below.

Except for Messrs. Meyer, Read and Ghilardi and as discussed in the section titled “—Management Continuity Agreements, Change in Control Agreements, or Change in Control Arrangements” above, AMD is not under any contractual obligation to provide severance payments and benefits to any of the Named Executive Officers.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of nonperformance-based compensation paid to the Chief Executive Officer and any of the three other most highly compensated executive officers of AMD, other than the Chief Financial Officer, to $1 million in any tax year. In establishing total compensation for such executives, the Compensation Committee considers the effect of Section 162(m).

Our objectives and strategies may not always be consistent with the requirements of Section 162(m) for full deductibility. Therefore, deductibility under Section 162(m) is just one consideration and not the determinative factor in setting our executives’ compensation, and certain compensation paid by AMD in the future may not be fully deductible under Section 162(m).

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in AMD’s proxy statement for our 2012 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

March 6, 2012

H. Paulett Eberhart, Chair

John E. Caldwell

Craig A. Conway

Nicholas M. Donofrio

COMPENSATION POLICIES AND PRACTICES

The Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on AMD.

In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed the Company’s executive and broad-based compensation programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of the Company’s compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and AMD’s business strategy and objectives. Although the Compensation Committee reviewed all of AMD’s compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included AMD’s 2011 EIP, 2005 Annual Incentive Plan, Sales Incentive Plan and 2004 Plan.

In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market.

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives.

•

Although AMD’s 2011 EIP, 2005 Annual Incentive Plan and Sales Incentive Plan have variability of payout, any potential risks associated with such plans are controlled or mitigated by: (i) the performance goals being multi-dimensional, thereby increasing the range of performance over which incentives are paid; (ii) the performance goals being aligned with AMD’s business strategies and objectives and/or being company-wide financial goals that are quantitative and measurable; (iii) the use of sliding payout scales, with the payouts linearly interpolated for performance falling between threshold, target and maximum achievement levels; (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts, including in connection with extraordinary or unanticipated company events; (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of performance; and (vi) the incentive opportunities being capped.

•

Although the grant of equity awards under AMD’s 2004 Plan could incentivize employees to, among other things, focus on increasing AMD’s short-term stock price rather than the creation of sustainable stockholder value, that risk is controlled by: (i) awarding a combination of stock options and RSUs; (ii) the vesting provisions being aligned with stockholders’ interests; and (iii) AMD’s stock ownership guidelines for our executive officers. In addition, AMD prohibits its employees, including the Named Executive Officers that remain employed with AMD, from engaging in certain hedging transactions in its common stock.

•	We have implemented claw-back provisions and policies, as described in more detail above.

EXECUTIVE COMPENSATION

The following table shows compensation information for the individuals serving as our Chief Executive Officer (including our former Chief Executive Officer) and Chief Financial Officer during 2011, our three most highly compensated executive officers other than our Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of the 2011 and our former Senior Vice President and General Manager, Products Group, because he was an executive officer during 2011 and disclosure would have been provided for him if he were serving as an executive officer at the end of 2011.

2011 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)		(g)	(i)	(j)
Rory P. Read(6)	2011	$353,847	$1,530,770	$6,746,597	(7)	$6,953,314	(8)	$0	$25,823	$15,610,351
President and Chief Executive Officer

Thomas J. Seifert	2011	$566,046	$746,000	$1,150,305		$1,079,262		$227,945	$14,902	$3,784,460
Senior Vice President, Chief Financial Officer, Former Interim Chief Executive Officer	2010	$524,992	$207,506	$1,100,000		$590,718		$842,494	$139,629	$3,405,339
	2009	$121,152	$150,000	$773,750		$666,354		$0	$29,629	$1,740,885

Emilio Ghilardi(9)	2011	$597,397	$0	$690,188		$731,045		$0	$39,461	$2,058,091
Former Senior Vice President, Chief Sales Officer	2010	$588,836	$0	$1,100,000		$772,087		$942,865	$10,256	$3,414,044
	2009	$514,195	$271,750	$451,125		$372,943		$897,252	$63,404	$2,570,669

Mark D. Papermaster(10)	2011	$105,768	$450,000	$1,610,847		$1,105,324		$0	$342	$3,272,281
Senior Vice President, Chief Technology Officer

Harry A. Wolin(11)	2011	$484,829	$0	$690,188		$678,867		$178,670	$15,730	$2,048,284
Senior Vice President, General Counsel and Secretary	2010	$516,751	$110,113	$825,000		$563,951		$734,085	$7,317	$2,757,217

Rick Bergman(12)	2011	$429,719	$0	$920,243		$905,151		$0	$21,410	$2,276,523
Former Senior Vice President and General Manager, Products Group	2010	$510,754	$165,344	$1,100,000		$772,087		$779,656	$88,944	$3,416,785

Derrick R. Meyer(13)	2011	$83,623	$0	$0		$0		$0	$8,680,658	$8,764,281
Former President and Chief Executive Officer	2010	$925,381	$0	$2,530,000		$2,084,128		$0	$10,329	$5,549,838
	2009	$792,685	$45,000	$1,804,500		$1,897,864		$0	$7,478	$4,547,527

(1)	For 2011, salary amounts also reflect the following: for Mr. Wolin, $9,820 representing a cash out of a portion of accrued vacation; for Mr. Bergman, $54,438 representing a cash out of accrued vacation upon resignation; and for Mr. Meyer, $61,700 representing a cash out of accrued vacation upon resignation. For 2010, salary amounts also reflect the following: for Mr. Bergman, $23,062 representing a cash out of a portion of accrued vacation; and for Mr. Wolin, $22,856 representing a cash out of a portion of accrued vacation and $34,154 representing a payment for four weeks of an eight week sabbatical for which Mr. Wolin had satisfied eligibility requirements.
(2)	For 2011, bonus amounts consist of: for Mr. Read, his sign-on bonus of $1,000,000 and his performance bonus for 2011 of $530,770; for Mr. Seifert, a special performance bonus for his service as Interim CEO from January 10, 2011 to August 25, 2011; and for Mr. Papermaster, his sign-on bonus. For 2010, bonus amounts represent special performance bonuses for Messrs. Seifert, Bergman and Wolin in recognition of strong individual performance in 2010. See “2010 Compensation Discussion and Analysis,” for further information. For 2009, bonus amounts represent a one-time payment to restore 2009 base salaries for September through November 2009 to pre-reduction levels. All AMD employees, including the named executive officers, who participated in the salary reduction in February 2009 received this one-time payment. For Mr. Ghilardi, the 2009 bonus amount also includes his sign-on bonus of $250,000. Mr. Seifert did not participate in the salary reduction, and his 2009 bonus amount represents his sign-on bonus.
(3)	Amounts shown represent the aggregate grant date fair value of the RSUs granted in the year indicated computed in accordance with FASB ASC Topic 718, except no assumptions for forfeiture were included. For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011. The actual value that may be realized from an award is contingent upon the satisfaction of the conditions to vesting in that award. Thus, there is no assurance that the value, if any, eventually realized will correspond to the amount shown.
(4)

Amounts shown represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with FASB ASC Topic 718, except no assumptions for forfeiture were included. For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting of that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. There is no assurance that the value, if any, eventually realized will correspond to the amount shown. Amounts shown include the fourth installment of Messrs. Seifert’s, Ghilardi’s, Wolin’s and Bergman’s option grant for 2010, which was granted on February 15, 2011.

(5)	All Other Compensation consists of the following amounts:

For Mr. Meyer, a matching contribution by AMD to his 401(k) of $1,644, $197 for life insurance premiums paid by us prior to his resignation as our President and Chief Executive Officer on January 10, 2011, and a payment of $8,678,817 in connection with his resignation, which consists of a separation payment of $8,550,000, six months of interest on this amount, calculated based on the applicable short-term Applicable Federal Rate, of $15,818, our cost of providing COBRA and life insurance benefits to Mr. Meyer from January 10, 2011 through December 31, 2011 of $71,456, our payment of income taxes due by Mr. Meyer as a result of our payment of these benefits on Mr. Meyer’s behalf of $40,984 and our payment of income taxes due by Mr. Meyer as a result of imputed income related to a secondary, company owned life insurance policy of $559. These payments and benefits are consistent with Mr. Meyer’s employment agreement and separation agreement and release. See the section titled “Employment and Related Agreements,” below, for more information.

For the other Named Executive Officers:

Name	Matching Contributions to 401(k)	Life Insurance Premiums Paid by Company	Relocation and Related Expenses	2011 Tax Gross Up(14)	Company Contribution Under Deferred Income Account Plan	Total
Rory P. Read	$0	$1,035	$22,356	$2,432	$0	$25,823
Thomas J. Seifert	$11,025	$1,405	$2,472	$0	$0	$14,902
Emilio Ghilardi	$11,025	$1,484	$12,084	$0	$14,868	$39,461
Mark D. Papermaster	$0	$342	$0	$0	$0	$342
Harry A. Wolin	$11,025	$1,180	$0	$3,525	$0	$15,730
Rick Bergman	$11,025	$1,273	$5,791	$3,321	$0	$21,410

(6)	Mr. Read joined AMD in August 2011.
(7)	Amounts shown include the grant date fair value of the 287,000 RSUs awarded in 2011 that vest in three equal annual installments if (a) the volume weighted average closing price of the Company’s common stock over any 30-day period during such three-year vesting period is equal to or greater than $11.00 per share (i.e., the market-based component) and (b) Mr. Read continues his employment with the Company through the applicable vesting date; such grant date fair value is based upon the probable outcome of the market-based component, , and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, except no assumptions for forfeitures were included (the “Performance RSUs”). The amount related to the Performance RSUs, or $1,268,397, assumes the highest level of the market-based component will be achieved.
(8)	Amounts shown include the grant date fair value of the 739,000 stock options awarded in 2011 that vest in three equal annual installments if (a) the volume weighted average closing price of the Company’s common stock over any 30-day period during such three-year vesting period is equal to or greater than $11.00 per share (i.e., the market-based component) and (b) Mr. Read continues his employment with the Company through the applicable vesting date; such grant date fair value is based upon the probable outcome of the market-based component and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, except no assumptions for forfeitures were included (the “Performance Options”). The amount related to the Performance Options, or $2,046,020, assumes the highest level of the market-based component will be achieved.
(9)	Mr. Ghilardi ceased being an AMD employee effective February 7, 2012.
(10)	Mr. Papermaster joined AMD in October 2011.
(11)	Mr. Wolin was designated an executive officer by our Board of Directors during 2010. Therefore, we only included compensation information for Mr. Wolin for 2010 and 2011.
(12)	Mr. Bergman was designated an executive officer by our Board of Directors during 2010. He resigned from AMD, effective September 27, 2011. Therefore, we only included compensation information for Mr. Bergman for 2010 and 2011.
(13)	Mr. Meyer resigned as our President and Chief Executive Officer and member of our Board of Directors effective January 10, 2011.
(14)	For Messrs. Read and Bergman, this amount represents a tax gross up for a portion of their relocation expenses. For Mr. Wolin, this amount represents a tax gross-up for Section 409A taxes that Mr. Wolin is obligated to remit to the Internal Revenue Service resulting from an inadvertent failure by the third party administrator of the Deferred Income Account Plan to distribute balances in 2009 as elected by Mr. Wolin and the resulting correction made under Section 409A of the Internal Revenue Code (“Code”). The plan’s third party administrator reimbursed AMD for all expenses and costs AMD incurred due to this error, including the entirety of the tax gross-up amount AMD paid to Mr. Wolin.

2011 NONQUALIFIED DEFERRED COMPENSATION

Messrs. Ghilardi, Wolin, Bergman and Meyer were the only Named Executive Officers with activity in their Deferred Income Account Plan (“DIA”), a non-qualified deferred compensation plan, during 2011. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code. The following table shows certain information for these executives under the DIA for 2011.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)		Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)(3)
(a)	(b)	(c)		(d)	(e)		(f)
Emilio Ghilardi	$149,349	$14,868	(4)	$(10,524)	$0		$138,825	(5)
Harry A. Wolin	$0	$0		$(12,335)	$11,201	(7)	$378,281
Rick Bergman(6)	$22,275	$0		$(2,088)	$0		$62,078
Derrick R. Meyer	$0	$0		$3,538	$334,303		$0

(1)	This amount is included in the “Salary” column of the 2011 Summary Compensation Table.
(2)	Represents the net amounts credited to the DIA accounts of Messrs. Ghilardi, Wolin, Bergman and Meyer as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market earnings, and thus are not reported in the 2011 Summary Compensation Table.
(3)	These amounts include $0, $0 and $18,289 for Messrs. Ghilardi, Wolin and Bergman, respectively, that was previously reported as compensation in the Summary Compensation Table in previous years.
(4)	This amount is included in the “All Other Compensation” column of the 2011 Summary Compensation Table and reflects contributions by AMD that posted in 2012 but are applicable to 2011.
(5)	Does not include amount in column (c) because our contribution to Mr. Ghilardi’s DIA posted in 2012, although it was applicable to 2011.
(6)	Mr. Bergman resigned from AMD, effective September 27, 2011. Pursuant to the terms of the DIA, participants must be employed with AMD as of the end of the applicable year to be eligible to receive a contribution to their DIA account from AMD. Therefore, Mr. Bergman did not receive a contribution for 2011. In addition, pursuant to the terms of the DIA, Mr. Bergman will receive a lump-sum distribution of his DIA account balance in 2012.
(7)	This amount represents distributions made in 2011 pursuant to the consummation of the corrections procedure under Section 409A of the Code resulting from an inadvertent failure by the DIA’s third party administrator to distribute balances in 2009 as elected by Mr. Wolin.

We maintain the DIA which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election prior to the year in which the compensation is earned that may not be terminated or changed during the year for which it was made. Generally, we make a contribution to the participant’s account if his/her annual base salary minus Section 401(k) contribution before the deferral is greater than the compensation limit for 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year and (ii) a discretionary percentage of the participant’s base salary in excess of the eligible 401(k) compensation limit for the year minus the participant’s 401(k) contributions. For 2011, AMD’s discretionary contribution percentage under option (ii) above was 4.5%. For 2011, Messrs. Wolin and Meyer did not elect to contribute to the DIA; therefore, pursuant to the terms of the DIA, we did not make any contributions to their accounts for 2011. We did not make any contributions to Mr. Bergman’s account for 2011 because pursuant to the terms of the DIA participants must be employed with AMD as of the end of the fiscal year to receive a matching contribution, and Mr. Bergman resigned as an employee in September 2011. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective from the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. Currently, we are utilizing the investment funds, except the Lifestyle Funds, available under variable life insurance policies insured by John Hancock Life as the benchmark investment funds. For Messrs. Wolin, Bergman and Meyer, the investment return was calculated by taking the aggregate gain or loss in 2011 and dividing it by aggregate balance as of the beginning of 2011. Because Mr. Ghilardi began participating in the DIA during 2011and did not have a balance in his account at the beginning of 2011, we calculated his investment return by using the dollar weighted rate of return, also known as the internal rate of return. For 2011, the investment return credited to the DIA accounts of Messrs. Ghilardi, Wolin, Bergman and Meyer were -13.7%, -3.1%, -5.0% and 1.1%, respectively, based on their investment elections for their DIA accounts.

The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his/her deferral election, he/she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his/her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms under the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 31, 2011.

Name	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(d)		(e)	(f)	(g)		(h)	(i)		(j)
Rory P. Read								717,000	(2)	$3,871,800
								143,000	(3)	$72,200
											287,000	(4)	$1,549,800
	0	1,847,000	(5)			$6.37	08/25/2018
	0			739,000	(6)	$6.37	08/25/2018
Thomas J. Seifert								41,676	(7)	$225,050
								83,338	(8)	$450,020
								153,374	(9)	$828,228
	166,666	83,334	(10)			$6.19	10/15/2016
	31,248	31,252	(11)			$8.80	5/15/2017
	31,248	31,252	(11)			$6.49	8/15/2017
	31,249	31,251	(11)			$7.57	11/15/2017
	31,248	31,252	(11)			$8.60	2/15/2018
	0	306,748	(12)			$7.50	6/15/2018
Emilio Ghilardi(19)								37,508	(15)	$202,543
								83,338	(8)	$450,025
								92,025	(9)	$496,935
	26,668	0				$5.18	9/15/2015
	9,374	9,374	(13)			$4.01	5/15/2016
	9,375	9,375	(13)			$3.69	8/15/2016
	46,875	9,375	(13)			$6.53	11/15/2016
	46,874	9,376	(13)			$7.87	2/15/2017
	31,248	31,252	(11)			$8.80	5/15/2017
	10,417	31,252	(11)			$6.49	8/15/2017
	31,249	31,251	(11)			$7.57	11/15/2017
	31,248	31,252	(11)			$8.60	2/15/2018
	0	184,050	(12)			$7.50	6/15/2018
Mark D. Papermaster								279,661	(18)	$1,510,169
	0	446,993	(14)			$5.76	11/15/2018

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
Harry A. Wolin							25,006	(15)	$135,032
							62,504	(8)	$337,522
							92,025	(9)	$496,935
	360	0			$5.92	10/24/2012
	360	0			$5.92	10/24/2012
	2,292	0			$6.67	12/18/2012
	10,000	0			$6.45	2/15/2015
	99,900	0			$2.21	12/15/2015
	72	0			$3.80	4/24/2012
	240	0			$3.80	7/24/2012
	1,250	0			$3.80	5/1/2013
	3,750	0			$3.80	2/2/2014
	795	0			$3.80	2/3/2012
	2,456	0			$3.80	4/28/2012
	1,116	0			$3.80	7/27/2012
	795	0			$3.80	5/4/2013
	795	0			$3.80	7/25/2013
	795	0			$3.80	10/24/2013
	1,750	0			$3.80	2/15/2014
	1,334	0			$3.80	5/15/2014
	1,334	0			$3.80	8/15/2014
	1,334	0			$3.80	11/15/2014
	666	0			$3.80	5/15/2014
	666	0			$3.80	8/15/2014
	666	0			$3.80	11/15/2014
	18,750	0			$7.41	5/15/2015
	18,750	0			$5.64	8/15/2015
	18,750	0			$2.43	11/15/2015
	18,750	0			$2.42	2/15/2016
	31,250	6,250	(13)		$4.01	5/15/2016
	31,250	6,250	(13)		$3.69	8/15/2016
	31,250	6,250	(13)		$6.53	11/15/2016
	31,249	6,251	(13)		$7.87	2/15/2017
	23,436	23,439	(11)		$8.80	5/15/2017
	23,436	23,439	(11)		$6.49	8/15/2017
	23,436	23,439	(11)		$7.57	11/15/2017
	23,436	23,439	(11)		$8.60	2/15/2018
	0	184,050	(12)		$7.50	6/15/2018

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Rick Bergman(16)						0	$0
	90,000	0		$2.21	9/27/2012
	6,978	0		$3.80	5/2/2012
	917	0		$3.80	9/27/2012
	917	0		$3.80	9/27/2012
	917	0		$3.80	9/27/2012
	3,721	0		$3.80	9/27/2012
	3,056	0		$3.80	9/27/2012
	5,555	0		$3.80	9/27/2012
	25,000	0		$5.64	9/27/2012
	25,000	0		$2.43	9/27/2012
	25,000	0		$2.42	9/27/2012
	11,111	0		$3.80	9/27/2012
	1,527	0		$3.80	9/27/2012
	858	0		$3.80	9/27/2012
	458	0		$3.80	9/27/2012
	458	0		$3.80	9/27/2012
	458	0		$3.80	9/27/2012
	42,189	0		$4.01	9/27/2012
	42,187	0		$3.69	9/27/2012
	42,187	0		$6.53	9/27/2012
	42,186	0		$7.87	9/27/2012
	26,039	0		$8.80	9/27/2012
	26,039	0		$6.49	9/27/2012
	26,040	0		$7.57	9/27/2012
	26,039	0		$8.60	9/27/2012

Derrick R. Meyer(17)	—	—		—	—	—	—
	9,000	0		$11.69	4/24/2012
	37,500	0		$15.20	10/31/2013
	37,500	0		$14.64	2/2/2014
	37,500	0		$14.16	4/28/2012
	37,500	0		$20.10	7/27/2012
	18,750	0		$33.95	5/4/2013
	18,750	0		$17.81	7/25/2013
	18,750	0		$20.32	10/24/2013
	18,750	0		$14.83	2/15/2014
	50,000	0		$15.40	5/15/2014
	50,000	0		$11.95	8/15/2014
	50,000	0		$12.70	11/15/2014
	50,000	0		$6.45	2/15/2015
	100,000	0		$7.41	5/15/2015
	79,000	0		$5.64	8/15/2015
	280,000	0		$5.64	8/15/2015
	82,500	0		$5.64	8/15/2015
	45,000	0		$2.43	11/15/2015
	44,000	0		$2.43	11/15/2015
	17,500	0		$5.64	11/15/2015
	45,000	0		$2.42	1/10/2016
	44,000	0		$2.42	1/10/2016
	79,000	0		$4.01	1/10/2016
	225,000	0		$4.01	1/10/2016
	225,000	0		$3.69	1/10/2016
	225,000	0		$6.53	1/10/2016
	225,000	0		$7.87	1/10/2016
	143,750	0		$8.80	1/10/2016
	143,750	0		$6.49	1/10/2016
	143,750	0		$7.57	1/10/2016

(1)	The dollar value of these awards is calculated by multiplying the number of units by $5.40 per share, the last reported sales price of our common stock on December 30, 2011, the last trading day of 2011.
(2)	This award vests 33 1/3% on 8/25/2012 then vests 33 1/3% annually for the next two years.
(3)	This award vests 100% on 8/25/2012.
(4)	This Performance RSU vests in three equal annual installments from the grant date if the market-based component is satisfied, meaning that the weighted average closing price of the Company’s common stock over any 30-day period during the three-year vesting period is equal to or greater than $11.00 per share and Mr. Read continues his employment with the Company through the applicable vesting date.
(5)	This option vests 33 1/3% on 8/25/2012 then vests 33 1/3% annually for the next two years.
(6)	This Performance Option vests in three equal installments from the grant date if the market-based component is satisfied, meaning that the weighted average closing price of the Company’s common stock over any 30-day period during the three-year vesting period is equal to or greater than $11.00 per share and Mr. Read continues his employment with the Company through the applicable vesting date.
(7)	This award vested 33 1/3% on 11/9/2010 then vests 33 1/3% annually for next two years.
(8)	This award vested 33 1/3% on 5/9/2011 then vests 33 1/3% annually for next two years.
(9)	This award vests 33 1/3% on 5/9/2012 then vests 8.33% quarterly for the next two years.
(10)	This option vested 33 1/3% on 11/15/2010 then vests 8.33% quarterly for the next two years.
(11)	This option vested 33 1/3% on 5/15/2011 then vests 8.33% quarterly for the next two years.
(12)	This option vests on 5/15/2012 then vests 8.33% quarterly for the next two years.
(13)	This option vested 33 1/3% on 5/15/2010 then vests 8.33% quarterly for the next two years.
(14)	This option vests 33 1/3% on 11/15/2012 then vests 8.33% quarterly for the next two years.
(15)	This award vested 33 1/3% on 8/9/2010 then vests 33 1/3% annually for next two years.
(16)	Mr. Bergman’s stock options and RSUs ceased vesting upon his resignation from AMD on September 27, 2011. His vested and unexercised stock options must be exercised by him no later than the earlier of the expiration date of the option or September 27, 2012. Any vested and unexercised stock options not exercised as of such time will expire.
(17)	The vesting of Mr. Meyer’s RSUs and stock option awards was accelerated, and all his equity awards became fully vested in connection with his resignation as President, Chief Executive Officer and member of our Board of Directors, effective January 10, 2011 and pursuant to the terms of his employment agreement with us dated July 17, 2008 and his separation agreement and release dated January 10, 2011. Mr. Meyer received the shares issuable under the vested RSUs on January 18, 2011, the effective date of the ADEA release per the terms of his separation agreement and release. His vested and unexercised stock options must be exercised by him no later than the earlier of the expiration date of the option or January 10, 2016.
(18)	This award vests 33 1/3% on 11/9/2012 then 33 1/3% annually for the next two years.
(19)	Mr. Ghilardi’s stock options and RSUs ceased vesting when he ceased being an employee of AMD, effective February 7, 2012. His vested and unexercised stock options must be exercised by him no later than the earlier of the expiration date of the option or February 5, 2013. Any vested and unexercised stock options not exercised as of such time will expire.

GRANTS OF PLAN-BASED AWARDS IN 2011

The following table shows all plan-based awards granted to the Named Executive Officers in 2011. We have not included any information for Mr. Derrick R. Meyer, who resigned as our President and Chief Executive Officer on January 10, 2011, because he was not granted any awards in 2011.

Name	Grant Date	Compensation Committee Action Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)						Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		All Other Option Awards: Number of Securities Underlying Options (#)(4)		Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)		Target ($)		Maximum ($)		Target (#)
(a)	(b)		(c)		(d)		(e)		(g)		(i)		(j)		(k)	(l)
Rory P. Read			$—	(6)	$—	(6)	$—	(6)
	8/25/2011	8/25/2011											1,847,000	(10)	6.37	$4,907,294
	8/25/2011	8/25/2011							739,000	(11)					6.37	$2,046,020
	8/25/2011	8/25/2011									717,000	(12)				$4,567,290
	8/25/2011	8/25/2011									143,000	(13)				$910,910
	8/25/2011	8/25/2011							287,000	(14)						$1,268,397
Thomas J. Seifert			$227,250		$909,000		$2,727,000
	2/15/2011	5/14/2010											62,500	(7)	8.60	$208,711
	6/15/2011	5/2/2011											306,748	(9)	7.50	$870,551
	6/15/2011	5/2/2011									153,374	(20)				$1,150,305
Emilio Ghilardi			$224,025	(21)	$896,100	(21)	$2,688,300	(21)
	2/15/2011	5/14/2010											62,500	(7)	8.60	$208,711
	6/15/2011	5/2/2011											184,050	(9)	7.50	$522,334
	6/15/2011	5/2/2011									92,025	(20)				$690,188
Mark D. Papermaster			$30,556		$122,222		$366,667
	11/15/2011	9/17/2011									279,661	(8)				$1,610,847
	11/15/2011	9/17/2011											446,993	(15)	5.76	$1,105,324
Harry A. Wolin			$178,125		$712,500		$2,137,500
	2/15/2011	5/14/2010											46,875	(7)	8.60	$156,533
	6/15/2011	5/2/2011											184,050	(9)	7.50	$522,334
	6/15/2011	5/2/2011									92,025	(20)				$690,188
Rick Bergman			$196,875	(16)	$787,500	(16)	$2,362,500	(16)
	2/15/2011	5/14/2010											62,500	(17)	8.60	$208,711
	6/15/2011	5/2/2011											245,398	(19)	7.50	$696,440
	6/15/2011	5/2/2011									122,699	(18)				$920,243

(1)	The stock option award granted on February 15, 2011 and with a Compensation Committee action date of May 14, 2010 represents the fourth installment of the stock options granted for 2010. Prior to 2011, and consistent with our former equity grant procedures, the Compensation Committee previously granted stock options in four separate installments at predetermined dates. For Mr. Read, the actions necessary to approve his RSU and stock option awards were taken by the Compensation Committee at a special meeting on August 25, 2011, as part of the overall approval of Mr. Read’s compensation package prior to his appointment as our President and Chief Executive Officer. For Mr. Papermaster, the actions necessary to approve his RSU and stock option awards were taken by the Compensation Committee at a special meeting on September 17, 2011, as part of the overall approval of Mr. Papermaster’s compensation package prior to his appointment as our Senior Vice President, Chief Technology Officer. All actions necessary to approve all other RSU and stock option awards shown in this table for 2011 were taken by the Compensation Committee at its meeting on May 2, 2011. For further information on our equity grant procedures, see the section titled “Compensation Discussion and Analysis – 2011 Executive Compensation Decisions – Elements of Compensation” above.
(2)	For 2011, the Compensation Committee approved a short-term incentive award under the 2011 EIP for certain of the Named Executive Officers based upon the achievement of predetermined “non-GAAP operating income” goals over two six-month performance periods (i.e., January 2011 to June 2011 and July 2011 to December 2011). While the short-term incentive award is based upon AMD’s performance over two six-month performance periods, the Named Executive Officers’ award, if earned, is paid in a single payment after the end of the year. The actual amount paid for 2011 pursuant to such short-term incentive award is included in the “Non-Equity Incentive Plan Compensation” column of the 2011 Summary Compensation Table above. For further information on the short-term incentive award, see the section titled “Compensation Discussion and Analysis—2011 Executive Compensation Decisions” above.
(3)	Amounts shown reflect RSUs granted under the 2004 Plan.
(4)	Amounts shown reflect stock options granted under the 2004 Plan.
(5)

Amounts shown represent the grant date fair value of the respective award computed in accordance with FASB ASC Topic 718, except no assumptions for forfeiture were included. The option exercise price has not been deducted from the amounts shown in this column. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of the stock price over the exercise price. With respect to the Performance RSUs and Performance Option granted to Mr. Read and described in Notes 11 and 14 below, in accordance with SEC rules, amounts reported in this column with respect to these awards disclose the fair value at the date of grant based on the probable outcome of market-based component and are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these amounts, see Note 14 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2011.

(6)	For the period commencing from his start date and ending on December 31, 2011, Mr. Read did not participate in the 2011 EIP.
(7)	This option vested 33 1/3% on 5/15/2011 then vests 8.33% quarterly for the next two years.
(8)	This award vests 33 1/3% on 11/9/2012 then vests 33 1/3% annually for the next two years.
(9)	This option vests 33 1/3% on 5/15/2012 then vests 8.33% quarterly for the next two years.
(10)	This option vests 33 1/3% on the first anniversary of the grant date, 33 1/3% on the second anniversary of the grant date and 33 1/3% on the third anniversary of the grant date.
(11)	This Performance Option was granted under the 2004 Plan and vests in three equal annual installments from the grant date if the market-based component is satisfied meaning that the weighted average closing price of the Company’s common stock over any 30-day period during the three-year vesting period is equal to or greater than $11.00 per share and Mr. Read continues his employment with the Company through the applicable vesting date.
(12)	This award vests 33 1/3% on the first anniversary of the grant date, 33 1/3% on the second anniversary of the grant date and 33 1/3% on the third anniversary of the grant date.
(13)	This award vests 100% on the first anniversary of the grant date.
(14)	This Performance RSU was granted under the 2004 Plan and vests in three equal annual installments from the grant date if the market-based component is satisfied meaning that the weighted average closing price of the Company’s common stock over any 30-day period during the three-year vesting period is equal to or greater than $11.00 per share and Mr. Read continues his employment with the Company through the applicable vesting date.
(15)	This option vests 33 1/3% on 11/15/2012 then vests 8.33% quarterly for the next two years.
(16)	Mr. Bergman was no longer eligible to participate in the 2011 EIP as of September 27, 2011, when he resigned from the Company.
(17)	This option vested 33 1/3% on 5/15/2011 then vested 8.33% quarterly until September 27, 2011, when Mr. Bergman resigned from the Company. His vested and unexercised stock options must be exercised by him no later than the earlier of the expiration date of the option or September 27, 2012. Any vested and unexercised stock options not exercised as of such time will expire.
(18)	This award would have vested 33 1/3% on 5/9/2012 and then 33 1/3% annually for the next two years. However, all of the RSUs in this award were cancelled when Mr. Bergman resigned from the Company on September 27, 2011. Pursuant to the 2004 Plan the unvested shares in this award revert to the Plan as they were not vested on September 27, 2011, when Mr. Bergman resigned from the Company.
(19)	This option would have vested 33 1/3% on 5/15/2012 then 8.33% quarterly for the next two years. However, all of the options in this award were cancelled when Mr. Bergman resigned from the Company on September 27, 2011. Pursuant to the 2004 Plan the unvested shares in this option revert to the 2004 Plan as they were not vested on September 27, 2011, when Mr. Bergman resigned from the Company.
(20)	This award vests 33 1/3% on 5/9/2012 then vests 33 1/3% annually for the next two years.
(21)	Mr. Ghilardi was no longer eligible to receive an award under the 2011 EIP because he ceased being an employee of the Company on February 7, 2012, which was prior to the payment date of the award.

OPTION EXERCISES AND STOCK VESTED IN 2011

The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the Named Executive Officers during 2011.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Rory P. Read	—	$—	—	$—
Thomas J. Seifert	—	$—	83,324	$596,000
Emilio Ghilardi	227,400	$1,132,806	92,492	$675,920
Mark D. Papermaster	—	$—	—	$—
Harry A. Wolin	14,116	$79,897	68,910	$512,103
Rick Bergman	2,106	$11,840	95,825	$707,186
Derrick R. Meyer	—	$—	706,849	$5,725,477

(1)	Value is the number of underlying shares exercised, multiplied by the difference between the market price of our common stock at exercise and the exercise price of the stock options.
(2)	Value is the market price of our common stock on the date of vesting (or settlement in the case of Mr. Meyer) multiplied by the number of vested (or settled in the case of Mr. Meyer) shares.

Employment and Related Agreements

Mr. Read’s Employment Agreement and Relocation Expenses Agreement.     On August 25, 2011 (the “Effective Date”), we entered into an at-will Employment Agreement with Mr. Read, which sets forth his duties and obligations as President and Chief Executive Officer of the Company (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Read is entitled to the following compensation and benefits:

•	An initial annual base salary of $1,000,000 which will be reviewed at least annually, and may be adjusted, by the Board (the “Base Salary”).

•	For the period commencing on the effective date of the Employment Agreement and ending on December 31, 2011, a bonus equal to 150% of the portion of the Base Salary payable for that period.

•	Effective January 1, 2012, an annual performance bonus at a target amount of 150% of Base Salary (the “Annual Bonus”), payable under the terms of our 2011 EIP.

•	Eligibility to participate in equity and incentive compensation plans adopted from time to time by the Compensation Committee of the Board.

•

A lump-sum, cash sign-on bonus of $1,000,000, up to half of which must be repaid if Mr. Read is not employed by us on August 25, 2013 for any reason other than a Covered Termination (as defined in the Employment Agreement). This sign-on bonus was in recognition of lost bonus payments available to Mr. Read from his prior employer.

•

The following equity awards made pursuant to, and subject to the provisions of, the 2004 Plan: (i) a grant of 717,000 RSUs, which will vest in three equal annual installments based on Mr. Read’s continued employment through each vesting date; (ii) a grant of 143,000 RSUs, which will fully vest on August 25, 2012 based on Mr. Read’s continued employment through such vesting date; (iii) a grant of 287,000 Performance RSUs, which will vest in three equal annual installments if (a) the volume weighted average closing price of our common stock over any 30-day period during such three-year vesting period is equal to or greater than $11.00 per share (such test, the “Performance Target”), and (b) Mr. Read continues his employment with us through each applicable vesting date; (iv) a grant of a non-qualified option to purchase 1,847,000 shares of our common stock, which will vest in three equal annual installments based on Mr. Read’s continued employment through each vesting date; and (v) a grant of 739,000 Performance Options, which will vest in three equal annual installments if the Performance Target is satisfied and Mr. Read continues his employment with us through each applicable vesting date.

•

Relocation benefits applicable to other senior executive officers, as described in further detail below; provided, however, that, (i) upon the satisfaction of certain conditions, we will pay Mr. Read the difference between Mr. Read’s original purchase price and the sales price of Mr. Read’s principal residence in Raleigh, North Carolina, plus an amount calculated to pay any income and employment taxes due as a result of such payment plus the taxes on such payment and (ii) if Mr. Read is unable to sell his principal residence by August 25, 2012, we will purchase the principal residence for its fair market value and provide the additional benefits described in (i) above with respect to such purchase.

Pursuant to its terms and conditions, Mr. Read’s Employment Agreement may be terminated by (i) us for Cause (as defined in the Employment Agreement), (ii) Mr. Read’s Involuntary Termination Without Cause (as defined in the Employment Agreement), (iii) Mr. Read’s Constructive Termination (as defined in the Employment Agreement), (iv) Mr. Read’s voluntary election to terminate his employment with us or (v) Mr. Read’s death or disability.

Except as otherwise described in the next paragraph, in the event of Mr. Read’s Involuntary Termination Without Cause or Constructive Termination:

•

We will pay Mr. Read his earned but unpaid Base Salary through the date of termination and all other amounts to which Mr. Read is entitled under any AMD compensation plan or practice on the date of termination.

•

All unvested equity awards then held by Mr. Read that would otherwise have vested during the 24-month period after Mr. Read’s termination will be deemed fully vested, unless the Performance Target was not satisfied before the date of termination, in which case the unvested Performance RSUs and Performance Option will not vest.

•	We will make a lump-sum cash payment to Mr. Read in an amount equal to two times his then Base Salary plus two times his then target Annual Bonus.

•	We will pay any applicable COBRA premiums on behalf of Mr. Read and his dependents for a period of 12 months following the date of termination.

In the event of Mr. Read’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in a Change of Control of AMD (as defined in the Employment Agreement) and 24 months after such Change of Control:

•

We will pay Mr. Read his earned but unpaid Base Salary through the date of termination and all other amounts to which Mr. Read is entitled under any AMD compensation plan or practice on the date of termination.

•

All unvested equity awards then held by Mr. Read will accelerate and be deemed fully vested, unless the Performance Target was not satisfied immediately prior to the date of such Change of Control, in which case the unvested Performance RSUs and Performance Option will not vest.

•

We will make a lump-sum cash payment to Mr. Read in an amount equal to two times his Base Salary plus two times his target Annual Bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination.

•	We will pay Mr. Read the pro rata amount of his Annual Bonus accrued under the 2011 EIP assuming performance at target levels for the portion of the year prior to the date of termination.

•

We will provide health and welfare benefits to Mr. Read for a period of 12 months following the date of termination. We will also pay Mr. Read an amount calculated to pay any income and employment taxes imposed on him as a result of the provision of such health and welfare benefits. In addition, we will provide for financial planning and tax planning services up to $4,000 to Mr. Read for 12 months following the date of termination.

Pursuant to the Employment Agreement, Mr. Read is subject to a confidentiality covenant, a non-disparagement covenant, a two-year non-compete covenant and a two-year non-solicitation covenant.

Pursuant to Mr. Read’s relocation expenses agreement, in the event Mr. Read’s employment is terminated less than 13 full months after August 25, 2011, Mr. Read will repay us 100% of the relocation expenses paid by AMD. If Mr. Read’s employment with AMD terminates at least 13 full months after August 25, 2011 but less than 24 full months after August 25, 2011, Mr. Read will repay us the full amount of the relocation expenses paid by AMD, less 8.33% for each full month of employment completed after the twelfth month of employment. Pursuant to the relocation expenses agreement, we reimbursed Mr. Read, or paid on Mr. Read’s behalf, an aggregate amount of $22,356 for certain relocation expenses incurred in 2011.

Mr. Seifert’s Relocation Expenses Agreement.     On September 17, 2009, Thomas Seifert was appointed our Senior Vice President and Chief Financial Officer, effective October 12, 2009. Pursuant to a relocation expenses agreement signed September 3, 2009 between Mr. Seifert and us, we paid for certain expenses incurred in 2011 related to Mr. Seifert’s relocation in the amount of $2,472.

Mr. Ghilardi’s Offer Letter.     Mr. Ghilardi joined us in August 2008 as Vice President of Sales for EMEA. Effective January 1, 2009, he was appointed Senior Vice President and Chief Sales Officer and relocated from Europe to the United States in March 2009. Mr. Ghilardi ceased being an employee of the Company effective February 7, 2012.

Pursuant to the terms of the offer letter signed January 14, 2009, between Mr. Ghilardi and us, which contemplated his move to the United States, we paid for certain expenses incurred in 2011 related to Mr. Ghilardi relocation in the amount of approximately $12,084.

In addition, pursuant to Mr. Ghilardi’s offer letter, if we terminated Mr. Ghilardi’s employment for reasons other than just cause, misconduct, material violation of policy or conflict of interest on or before September 1, 2013, we were obligated to pay him 24 months of base salary as severance, inclusive of any notice periods or other amounts provided under his Change in Control Agreement. This severance was intended to equal the severance he would have received under similar circumstances if he had remained employed in Europe with his former employer. Matters constituting just cause, misconduct, material violation of policy or conflict of interest are determined by the judgment and discretion of our Chief Executive Officer.

Mr. Papermaster’s Offer Letter and Sign-On Bonus Agreements.     Mark D. Papermaster was appointed our Chief Technology Officer and Senior Vice President, Technology and Engineering effective October 24, 2011. Pursuant to the terms of his offer letter and sign on bonus agreement, Mr. Papermaster is entitled to an initial base salary of $550,000 and a lump-sum, sign-on bonus of $450,000. The sign-on bonus was intended to compensate Mr. Papermaster for forfeited equity awards that he was eligible to receive from his prior employer and the portion of his sign-on bonus from his prior employer that he was required to repay upon accepting employment with AMD. The sign-on bonus is subject to a claw-back provision that provides if Mr. Papermaster’s employment with us terminates less than 12 full months after his hire date, he will be required to repay the full amount of the sign-on bonus, less 8.33% for each full month of employment completed.

Mr. Bergman’s Relocation Expenses Agreement.     Pursuant to a relocation expenses agreement signed February 22, 2010, between Mr. Bergman and us, we reimbursed Mr. Bergman in the amount of $5,791 for certain relocation expenses incurred by Mr. Bergman in 2011. In February 2011, the Compensation Committee approved a 6-month extension to Mr. Bergman’s relocation expenses agreement.

Mr. Meyer’s Separation Agreement and Release.     On January 10, 2011, Mr. Meyer resigned as President and Chief Executive Officer and director of AMD, effective January 10, 2011 (the “Separation Date”). Mr. Meyer executed a Separation Agreement and Release upon his departure, which summarized the payments and benefits he received under his employment agreement upon an Involuntary Termination Without Cause. Specifically, on or about the first business day following the six-month anniversary of the Separation Date, we paid Mr. Meyer an aggregate amount equal to $8,565,818 (which includes $15,818 of interest earned on his separation payment of $8,550,000 calculated based on the then applicable short-term Applicable Federal Rate for federal tax purposes). For a period of 18 months following the Separation Date, we are paying for Mr. Meyer’s COBRA premium payments for himself and his eligible dependents under the Company’s group medical and dental plans and for the full cost of his life insurance coverage comparable to the life insurance coverage provided to Mr. Meyer while he was our President and Chief Executive Officer. In 2011, we also paid as additional tax withholding remitted to the appropriate taxing authority $41,543, representing the amount calculated to pay income and employment taxes due as a result of our payment of these health and welfare benefits, and we will pay as additional tax withholding remitted to the appropriate taxing authority an amount calculated to pay any income and employment taxes due as a result of providing such benefits in 2012. On the Separation Date, all equity awards then held by Mr. Meyer subject to vesting and based on Mr. Meyer’s continued service with us (i.e., non-performance vesting awards) accelerated and became fully vested. In addition, the exercise period for any stock option awards was extended to the earlier of the fifth (5th ) anniversary of the date of termination or the expiration of such awards. Pursuant to the Separation Agreement and Release, Mr. Meyer affirmed his continuing obligations under his Proprietary Information and Invention Assignment Agreement dated November 13, 1995. He is also subject to a two-year non-compete covenant and a two-year non-solicitation covenant as described above. The payments and benefits set forth in Mr. Meyer’s Separation Agreement and Release are consistent with his employment agreement.

Change in Control Arrangements

We entered into either a management continuity agreement, change in control agreement or other change in control arrangements with each of the Named Executive Officers. These arrangements are designed to encourage the Named Executive Officers’ continued services in the event of a potential change in control of AMD and to allow for a smooth transition upon a change in control of AMD. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to execute the wishes of our Board of Directors, even in the event that the Board of Directors takes an action that may result in the elimination of a Named Executive Officer’s position with AMD.

Under the terms of these arrangements, a Named Executive Officer is entitled to certain compensatory benefits only if (i) a “change in control” of AMD occurs and (ii) the Named Executive Officer’s employment is terminated, or the Named Executive Officer is constructively discharged, within two years of the change in control of AMD.

Management Continuity Agreements.     We entered into a management continuity agreement with Mr. Wolin in 2005 in order to encourage his continued service in the event of a change in control. For purposes of his management continuity agreement, a change in control includes any change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934. In addition, a change in control shall be deemed to have occurred on:

•	the acquisition by any person, other than us or any employee benefit plan of ours, of beneficial ownership of more than 20% of the combined voting power of our then-outstanding securities;

•	a change of the majority of the Board of Directors during any two consecutive years, unless certain conditions of Board approval are met; or

•	a determination by certain members of the Board of Directors within one year after an event that such event constitutes a change in control.

The management continuity agreement provides that, if within two years after a change in control Mr. Wolin’s employment is terminated by us without cause or he is constructively discharged, he will receive:

•

a severance benefit equal to three times the sum of his rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus the average of his two highest bonuses in the last five years;

•	payment of his prorated accrued bonus for the portion of the year prior to the date of termination;

•	12 months’ continued health and welfare comparable to those in effect on the date of termination and any income taxes due as a result of the payment by us for such health and welfare benefits;

•	reimbursement of personal financial and tax planning up to $4,000 for 12 months following the date of termination; and

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option exercise period, whatever is shorter.

Pursuant to the management continuity agreement, if benefits provided to Mr. Wolin are subject to the excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), then we will pay to Mr. Wolin an amount necessary to place him in the same after-tax position as he would have been had no excise tax or penalty been imposed.

Change in Control Agreements.     We entered into change in control agreements with Messrs. Seifert, Ghilardi, and Papermaster designed to encourage their continued services in the event of a change in control. For purposes of these changes in control agreements, a change in control generally means any of the following events:

•	the acquisition by any person representing more than 50% of the then outstanding shares of stock of the Company or the combined voting power of the Company’s voting securities;

•	a change of the majority of the Board of Directors during any two consecutive years, unless certain conditions of Board approval are met;

•	there is a merger or consolidation of the Company into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power of the Company survives; or

•	the stockholders approve a plan of complete liquidation or sale of the Company’s assets.

The change in control agreements provide that, if within two years after a change in control, the executive’s employment is terminated by us without cause or they are constructively discharged, the executive will receive:

•

for Mr. Ghilardi—a severance benefit equal to the sum of three times his rate of annual base compensation at the rate in effect immediately before the date of termination of, if higher, the rate in effect six months before the date of the change in control, plus three times his target annual bonus in the year of termination; for Messrs. Papermaster and Seifert—a severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination of, if higher, the rate in effect six months before the date of the change in control, plus two times his target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option exercise period, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for 12 months following the date of termination; and

•	12 months’ continued health and welfare benefits comparable to those in effect at termination and any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution and non-revocation of a release of claims. Further, the change in control agreements specifically provide for a parachute payment cut-back, where payments and benefits shall be made to the executive in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code relating to Section 280G of the Code, whichever of the foregoing amounts is greater on an after-tax basis.

In April 2009, we adopted a policy to, in general, not enter into new management continuity agreements or change in control agreements with excise tax gross-up provisions. In accordance with emerging best practices, in February 2011, we adopted a policy clarifying that we will not enter into any new change in control arrangements with excise tax gross-up provisions. Mr. Read’s change in control arrangements and Messrs. Ghilardi’s, Papermaster’s, and Seifert’s change in control agreements do not provide for excise tax gross-up provisions; Mr. Wolin entered into his agreement in 2005, prior to our adoption of the policy.

In March 2010, we adopted a policy to not enter into any change in control arrangements with executive officers that provide AMD’s executive officers’ cash severance payments (upon both a change in control of AMD and a subsequent termination of employment) in excess of (i) two times the sum of the respective officer’s base salary and target cash bonus, plus (ii) a prorated cash bonus for the year in which termination occurs assuming performance at target level.

Vesting of Awards. All awards granted under our equity incentive plans become fully vested (i) if the successor refuses to assume or substitute similar awards for outstanding awards, upon the change in control, as defined in the plans or (ii) if the successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by us for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change in control, upon such termination of employment.

Table 1 below, reflects the amount of compensation and benefits payable to Mr. Read under his employment agreement in the event of (i) Involuntary Termination Without Cause or a Constructive Termination (without a change in control) as provided under his employment agreement, and (ii) Involuntary Termination Without Cause or a Constructive Termination in connection with a change of control as provided under his employment agreement. The amounts shown assume that the termination was effective as of December 31, 2011, and exclude amounts earned through that time and are estimates of the amounts that would be paid out to Mr. Read upon his termination.

TABLE 1: Rory P. Read

Executive Benefits and Payments Upon Termination	Involuntary Termination Without Cause or Constructive Termination without Change In Control		Involuntary Termination Without Cause or Constructive Termination in connection with a Change in Control
Compensation:
Severance	$3,061,541	(1)	$3,061,541	(1)
Pro-Rata Annual Bonus	—		$530,770	(2)
Stock Options—Unvested and Accelerated	—	(3)	—	(3)
Restricted Stock Units—Unvested and Accelerated	$3,353,400	(4)	$4,644,000	(4)
Benefits and Perquisites:
Health and Welfare Benefits	$17,633	(5)	$31,655	(6)
Financial Planning	—		$4,000

(1)	This amount represents two times Mr. Read’s base salary of $1,000,000 plus two times Mr. Read’s actual 2011 performance bonus of $530,770 because these are the amounts in effect immediately prior to December 31, 2011.
(2)	This amount represents Mr. Read’s actual 2011 performance bonus, which was guaranteed pursuant to his employment agreement.
(3)	The value of unvested stock options that would have accelerated upon Mr. Read’s termination of employment under the scenarios described above is $0. The value is calculated based on the difference between the exercise price of the option and $5.40 per share, the last reported sales price of our common stock on December 30, 2011, the last trading day of 2011. The exercise price of Mr. Read’s options is $6.37 per share.
(4)	This amount reflects the value of unvested RSUs that would have vested during the 24-month period after his termination, but excludes the Performance RSUs because the Performance Target was not satisfied as of December 31, 2011. The value of the unvested and accelerated RSUs is $5.40 per share, the last reported sales price of our common stock on December 30, 2011, the last trading day of 2011.
(5)	This amount includes our cost of providing health and dental benefits to Mr. Read and his dependents for 12 months following his termination based on rates for a current employee.
(6)	This amount includes our cost of providing health and welfare benefits and life insurance to Mr. Read and his dependents for 12 months following his termination based on rates for a current employee. The actual cost to us of procuring life insurance after the occurrence of a termination event or change in control may vary. Also includes $11,538 for income taxes due by Mr. Read as a result of our payment of these health and welfare benefits on his behalf. Upon death, Mr. Read’s life insurance policy would pay out $3,000,000.

Table 2 below, quantifies the amount that would be payable to Messrs. Seifert, Ghilardi, Papermaster and Wolin assuming the termination of employment without cause or with good reason occurred within 24 months of a change in control. Mr. Bergman resigned from AMD effective as of September 27, 2011, and he did not receive any payments or benefits due to his resignation. Mr. Ghilardi ceased being an employee of AMD effective as of February 7, 2012. The amounts shown assume that the termination was effective as of December 31, 2011, and include amounts earned through that time and are estimates of the amounts, which would be paid out to the Named Executive Officers upon their termination. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us after the occurrence of a change in control.

TABLE 2:

	Thomas J. Seifert	Mark Papermaster	Harry A. Wolin	Emilio Ghilardi(1)
Compensation:
Severance	$3,030,000	$2,200,000	$2,962,985	$4,480,500
Pro-Rata Annual Bonus	$227,945	$—	$178,670	$—
Stock Options—Unvested and Accelerated(2)	$—	$—	$19,375	$29,063
Restricted Stock Units—Unvested and Accelerated(3)	$1,503,298	$1,510,169	$969,489	$1,149,503
Benefits and Perquisites:
Health and Welfare Benefit(4)	$30,119	$35,804	$29,603	$30,082
Financial Planning	$4,000	$4,000	$4,000	$4,000
Excise Tax Gross-Up(5)	$—	$—	$974,179	$—

(1)	If we terminated Mr. Ghilardi’s employment for reasons other than just cause, misconduct, material violation of policy or conflict of interest as of December 31, 2011, he would have received $1,194,800 as severance pursuant to the terms of his offer letter.
(2)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $5.40 per share, the last reported sales price of our common stock on December 30, 2011, the last trading day of 2011. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.
(3)	The value of the unvested and accelerated RSUs is $5.40 per share, the last reported sales price of our common stock on December 30, 2011, the last trading day of 2011. Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs, pursuant to our equity incentive plans.
(4)	Includes our annual cost of providing health and welfare and life insurance to each Named Executive Officer set forth above for 12 months following termination based on the rates of a current employee. The actual cost to us of procuring life insurance for each such individual after the occurrence of a change in control may vary. Upon death, the life insurance policies would pay out $1,818,000, $1,650,000, $1,793,000 and $1,425,000 for Messrs. Seifert, Papermaster, Ghilardi and Wolin, respectively. Also includes the following amounts calculated to pay income taxes due by the executive as a result of our payment on the executive’s behalf of these health and welfare benefits: $10,978, $15,448, $10,965 and $10,790 for Messrs. Seifert, Papermaster, Ghilardi and Wolin, respectively.
(5)	We determined the amount of the excise tax payment in accordance with the provisions of Section 280G of the Code. We utilized the following key assumptions to determine the tax gross-up payment: (i) the interest rate assumption was 120% of the applicable federal rate effective for the month of December 2011, compounded semiannually; (ii) a statutory federal income tax rate of 35%, Medical tax rate of 1.45% and no state income tax rate; (iii) Section 280G “base amount” was determined based on average W-2 compensation for the period from 2006-2010 (or the period of the executive’s employment with us, if shorter); and (iv) equity grants made within one year of transaction were in the ordinary course of business and were not in contemplation of a transaction. Messrs. Papermaster, Seifert and Ghilardi are not eligible for an excise tax gross-up payment; instead, their agreements provide for a parachute payment cut-back, where payments and benefits shall be made to the executive in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax relating to Section 280G of the Code, whichever of the foregoing amounts is greater on an after-tax basis.

On January 10, 2011, Mr. Meyer resigned as President and Chief Executive Officer of AMD and member of AMD’s Board of Directors. AMD and Mr. Meyer agreed that his resignation constituted an Involuntary Termination Without Cause under his employment agreement. Table 3 below, reflects the amount of compensation and benefits actually paid to Mr. Meyer in 2011 as well as certain projected health and welfare benefits to be paid to Mr. Meyer for a portion of 2012 under his employment agreement and Separation Agreement and Release.

TABLE 3: Derrick R. Meyer

Executive Benefits and Payments Upon Termination	Termination Without Cause or With Good Reason without Change In Control
Compensation:
Severance	$8,565,818	(1)
Stock Options—Unvested and Accelerated(2)	$3,545,508
Restricted Stock Units—Unvested and Accelerated(3)	$5,725,477
Benefits and Perquisites:
Health and Welfare Benefits(4)	$176,294

(1)	This amount includes $15,818, representing 6 months of interest on the separation payment of $8,550,000, calculated based on the then applicable short-term Applicable Federal Rate earned on Mr. Meyer’s severance amount of $8,550,000.

(2)	This amount reflects the value of unvested stock options that accelerated upon Mr. Meyer’s resignation from AMD. The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $9.19 per share, the last reported sales price of our common stock on January 10, 2011, the date that his unvested stock option awards accelerated and became fully vested.
(3)	This amount reflects the value of unvested RSUs that accelerated upon Mr. Meyer’s resignation from AMD. The value of the unvested and accelerated RSUs is $8.10 per share, the last reported sales price of our common stock on January 18, 2011, the date Mr. Meyer received the shares issuable under the accelerated RSUs.
(4)	This amount consists of our actual cost of providing COBRA and life insurance to Mr. Meyer and his dependents in 2011 of $71,456; our actual costs of providing COBRA and life insurance for the applicable portion of 2012 of $40,079; our payment of income taxes due by Mr. Meyer in 2011 as a result of our payment of these benefits on Mr. Meyer’s behalf of $40,985; our payment of income taxes due by Mr. Meyer in 2011 as a result of imputed income related to a secondary, company owned life insurance policy of $559 and a projected amount of 23,215 for income taxes due by Mr. Meyer for these health and welfare benefits in 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Principles of Corporate Governance require a director to promptly disclose to the Chairman of the Board any conflict of interest involving the director.

The GLOBALFOUNDRIES Manufacturing Joint Venture Transaction.     On October 6, 2008, we entered into a Master Transaction Agreement with ATIC and WCH, acting through its general partner, West Coast Hitech G.P., Ltd. which was further amended on December 5, 2008. The transaction was completed on March 2, 2009. Pursuant to the Master Transaction Agreement, we and ATIC formed GLOBALFOUNDRIES Inc. (“GF”), who manufactures semiconductor products and provides certain foundry services to us.

Pursuant to the Master Transaction Agreement, we contributed certain manufacturing–related assets and liabilities to GF in exchange for securities of GF and the assumption of specified AMD liabilities by GF. ATIC contributed approximately $1.4 billion of cash to GF in exchange for GF equity securities and convertible notes, and ATIC paid $700 million in cash to us in exchange for a portion of our GF equity securities.

In addition, at the completion of the transaction, we issued to WCH 58 million shares of our common stock and warrants to purchase 35 million shares of our common stock at an exercise price of $0.01 per share for an aggregate purchase price of approximately $125 million. The warrants are currently exercisable and have a ten-year term. Also, pursuant to the Master Transaction Agreement, for so long as WCH and its permitted transferees beneficially own at least 10% of our outstanding common stock, WCH has the right to designate one person for election to our Board of Directors. On March 2, 2009, WCH designated and our Board appointed Waleed Muhairi to the Board. Mr. Muhairi continued to serve on our Board in 2010 and 2011 and is a director nominee for the Annual Meeting.

At the completion of the transaction, we also entered into a Shareholders’ Agreement, a Funding Agreement and a Wafer Supply Agreement with ATIC and GF. The Shareholders’ Agreement and Funding Agreement were amended and restated as of December 27, 2010. The Shareholders’ Agreement was terminated as of March 4, 2012, and AMD was removed as a party from the Funding Agreement as of March 4, 2012. The Wafer Supply Agreement was amended as of April 2, 2011 and as of March 4, 2012. Certain terms of these agreements are summarized below.

Both WCH and ATIC are either directly or indirectly wholly-owned subsidiaries of Mubadala Development Company PJSC, a joint stock company incorporated in the Emirate of Abu Dhabi and which is owned by the Government of the Emirate of Abu Dhabi. Mr. Muhairi is the Chief Operating Officer of Mubadala and is the Chairman of ATIC. As of March 2, 2009, ATIC owned 60 percent of GF on a fully converted basis and as of March 5, 2012, ATIC owned 100 percent of GF on a fully converted basis. As of March 5, 2012, WCH beneficially owned approximately 19.34 percent of AMD’s outstanding common stock.

Shareholders’ Agreement.     The Shareholders’ Agreement sets forth the rights and obligations of AMD and ATIC as shareholders of GF. On December 27, 2010 we amended the Shareholders’ Agreement. Under the Amended and Restated Shareholders’ Agreement, subject to certain exceptions set forth in the agreement, we had the right to designate one representative to the GF board of directors, which was to continue for two years following the date on which our ownership in GF, on a fully converted to GF ordinary shares basis, fell below 10 percent. In connection with a recent amendment to the Wafer Supply Agreement described below, the Shareholders’ Agreement was terminated as of March 4, 2012. As a result, we no longer have any representation on the GF board of directors.

Funding Agreement.     The Funding Agreement provides for the funding of GF and governs the terms and conditions under which ATIC is obligated to provide such funding. On December 27, 2010 we amended the Funding Agreement. Pursuant to the Amended and Restated Funding Agreement, for each equity funding under the agreement on or after November 17, 2010, the securities issued in consideration thereof consist solely of GF’ Class A Preferred Shares. In addition, the purchase price per Class A Preferred Share is determined by dividing GF’ net tangible assets (derived from its most recent fiscal year-end audited consolidated balance sheet) by GF’ total number of outstanding preferred shares (assuming the conversion of any outstanding GF Class A subordinated convertible notes into Class A Preferred Shares and Class B subordinated convertible notes into Class B Preferred Shares) as of the date of the balance sheet referred to above and multiplying by 1.10. Prior to November 17, 2010, the funding multiple was 0.90. As of March 4, 2012, we are no longer a party to the Funding Agreement.

Wafer Supply Agreement.     The Wafer Supply Agreement (WSA) governs the terms by which we purchase products manufactured by GF. Pursuant to the WSA, we are required to purchase all of our microprocessor unit and APU product requirements from GF with limited exceptions. On April 2, 2011, we amended the WSA. The primary effect of the amendment was to change the pricing methodology applicable to wafers delivered in 2011 for our microprocessor, including APU, products. The amendment also modified our existing commitments regarding the production of certain GPU and chipset products at GF. Pursuant to the amendment, GF committed to provide us with, and we committed to purchase, a fixed number of 45nm and 32nm wafers per quarter in 2011. We paid GF a fixed price for 45nm wafers delivered in 2011. Our price for 32nm wafers varied based on the wafer volumes and manufacturing yield of such wafers and was based on good die. In addition, we also agreed to pay an additional quarterly amount to GF during 2012 totaling up to $430 million if they met specified conditions related to continued availability of 32nm capacity as of the beginning of 2012.

In 2011, we paid GF $904 million for wafer purchases under the WSA and $79 million for research and development services. In addition, during the first quarter of 2011, we incurred a charge of $24 million related to a payment to GF, primarily for certain manufacturing assets of GF, which do not benefit us.

On March 4, 2012, we entered into a second amendment to our Wafer Supply Agreement with GF. The primary effect of this second amendment was to modify certain pricing and other terms of the Wafer Supply Agreement applicable to wafers for our microprocessor unit products to be delivered by GF to us during 2012. Pursuant to the amendment, GF has committed to provide us with, and we have committed to purchase, a fixed number of production wafers per quarter in 2012. We will pay GF negotiated prices for production wafers delivered in 2012. We also agreed to establish a framework for wafer pricing in 2013.

The second amendment grants us certain rights to contract with another wafer foundry supplier with respect to specified products for a specified period. In consideration for these rights, we agreed to pay GF $425 million and transfer to GF all of the capital stock of GF that we own, directly or indirectly, constituting 1,063,798 GF Class A Preferred Shares. Of the $425 million, we paid $150 million on March 5, 2012, will pay $50 million by July 2, 2012, $50 million by October 2, 2012 and $175 million by December 31, 2012. In addition, as security for the final two payments, we issued a $225 million non-interest bearing promissory note to GF. As a result of the transfer of our shares of GF capital stock, we are no longer an owner of GF or a partner of GF for tax purposes. Also, we are no longer entitled to designate a director on GF’s board, and our designated director resigned effective as of the date of the second amendment.

In addition, pursuant to the first amendment of the wafer supply agreement, we agreed to pay an additional quarterly amount to GF during 2012 related to the continued availability of 32nm capacity. GF agreed to waive these quarterly payments, and therefore we are no longer required to pay them.

We expect to record a one-time charge of $703 million in the first quarter of 2012 consisting of the above-mentioned $425 million cash payment and a $278 million non-cash charge equal to the carrying value of our transferred capital stock in GF.

We currently estimate that we will pay GF approximately $1.5 billion in 2012 for wafer purchases under the Wafer Supply Agreement, as amended. These 2012 estimated costs are based on our current expectations regarding wafer volumes, product mix and market demand for our products. In addition, we estimate that additional purchase obligations in connection with research and development related to GF wafer production will be approximately $71 million in 2012. We are not able to meaningfully quantify or estimate our purchase obligations to GF beyond 2012, but we expect that our future purchases from GF will continue to be material under the Wafer Supply Agreement.

Rory P. Read -Mr. Read served as President and Chief Operating Officer of Lenovo Group, Ltd. from February 2009 to August 2011, where he was responsible for leading day-to-day global operations while overseeing the development and implementation of Lenovo’s growth strategy. Prior to serving as Lenovo’s President and Chief Operating Officer, Mr. Read served as Lenovo’s Senior Vice President, Operations, from July 2006 to February 2009.

Lenovo Group Limited is a significant AMD customer. In his capacity as President and Chief Operating Officer of Lenovo Group Limited prior to joining AMD, Mr. Read may be deemed to have had a material indirect interest in business transactions between AMD and Lenovo Group Limited. In fiscal 2011, we received payments from, and made payments to, Lenovo Group Limited in approximate aggregate amounts of $350 million and $21 million, respectively.

Lisa Su— Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc. until January 2012. In fiscal 2011, we received payments from Freescale of approximately $500,000. In her capacity as Senior Vice President and General Manager, Networking and Multimedia at Freescale prior to joining AMD, Dr. Su may be deemed to have had a material indirect interest in business transactions between AMD and Freescale.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board of Directors consists of Dr. Barnes, as Chair, Mr. Chow and Mr. Palmer. Each of the members of the Audit and Finance Committee is “independent,” and “financially literate,” as determined by the Board of Directors and in compliance with NYSE and SEC rules. In addition, Dr. Barnes was designated an “audit committee financial expert,” as the Board interprets that designation.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit function and the independent registered public accounting firm’s qualifications, independence and performance by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel. Management is responsible for the preparation, presentation and integrity of AMD’s financial statements. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and expressing an opinion as to the conformity of AMD’s audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 31, 2011 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2012.

AUDIT AND FINANCE COMMITTEE

February 9, 2012

W. Michael Barnes, Chair

Henry WK Chow

Robert B. Palmer

ITEM  2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unless you indicate otherwise, your proxy will vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm’s Fees

Audit Fees.    Audit fees of Ernst & Young LLP during 2011 and 2010 were associated with our annual financial statement audit and audit of the effectiveness of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally and other regulatory filings. Audit fees for 2011 and 2010 were $3,325,285 and $3,610,793.

Audit-Related Fees.    Audit-related fees for services of Ernst & Young LLP during 2011 and 2010 included accounting advice, audits of our employee benefit plans and separate audits of subsidiaries’ and affiliated entities’ financial statements required by statute or regulation. Audit-related fees in 2011 and 2010 also included advisory services related to GLOBALFOUNDRIES. Audit-related fees for 2011 and 2010 were $155,310 and $155,585.

Tax Fees.    Tax fees during 2011 and 2010 included fees for tax compliance and tax advisory and planning services. Tax fees for 2011 and 2010 were $168,563 and $141,517, of which $98,116 and $93,354 were for tax compliance services.

All Other Fees.    There were no other fees paid to Ernst & Young LLP for 2011 and 2010.

Pre-approval Policies and Procedures

Our Audit and Finance Committee Charter provides that the Audit and Finance Committee shall pre-approve the engagement before an independent auditor is engaged by AMD or its subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the committee must be informed of each non-audit service provided by the independent auditor.

Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in 2011 and 2010 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

Required Vote

Ratification of the appointment of our independent registered public accounting firm must receive affirmative votes from the majority of the shares of common stock entitled to vote and represented, in person or by proxy, at the meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the ratification of the appointment of our independent registered public accounting firm.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you indicate otherwise, your proxy will vote “FOR” ratification.

ITEM 3—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2004 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the amendment and restatement of our 2004 Plan which amends the 2004 Plan to increase the number of authorized shares for issuance under the 2004 Plan. This amendment and restatement will provide us with an additional 23,000,000 shares of common stock that can be awarded to employees, consultants and advisors of AMD. The amendment and restatement also contains administrative amendments and certain other changes to reflect requirements of the U.S. tax code. Our Named Executive Officers who are current employees of AMD and members of our Board will be eligible to receive Awards under the 2004 Plan and therefore have an interest in this proposal.

Introduction

Awards of shares of our common stock are a major part of long-term incentive program for our employees, consultants and members of our Board. As noted in the “Compensation Discussion and Analysis,” we have long recognized that having an ownership interest in AMD is critical to aligning the financial interests of our employees with the interests of our stockholders. In order to ensure that shares continue to be available, in 2012, the Board of Directors amended our 2004 Plan, subject to stockholder approval, to increase the number of shares that may be granted under the 2004 Plan.

The Board of Directors believes it is essential to obtain an additional 23,000,000 shares for grant under the 2004 Plan. In this proxy statement, we refer to any grant from the 2004 Plan as an “Award.” As of March 5, 2012, approximately 52,854,286 shares subject to Awards were outstanding under the 2004 Plan and 10,542,835 shares were available for grant. We do not believe that this amount is sufficient to meet AMD’s anticipated needs through the date of our 2013 annual meeting of stockholders. As of March 5, 2012, approximately 8,781 or 79% of our employees, officers, consultants and directors were eligible to participate in the 2004 Plan, of which five were executive officers, nine were non-employee directors and zero were consultants. If stockholders do not approve the amendment and restatement of the 2004 Plan, the 2004 Plan will remain in effect; however, the shares available for equity-based compensation will be quickly depleted, and we will lose our ability to use equity as a compensation tool. The Board anticipates that the additional shares requested will enable AMD to fund its equity compensation program for at least the next year, accommodating anticipated grants related to the hiring, retention and promotion of employees.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR REASONS FOR SUPPORTING THE 2004 PLAN AMENDMENT AND RESTATEMENT.

The Importance of Equity Compensation

The Board believes that long-term equity awards in the form of stock options and RSUs are an extremely important way to attract and retain key employees, including a talented executive team, and align the employees’ and executives’ interests with AMD’s stockholders. The Board also believes that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for our key employees. Since our equity awards generally vest over an extended period of time, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for stockholders.

Burn Rate and Overhang

Approval of the amendment and restatement of the 2004 Plan will enable us to compete effectively in the competitive market for employee talent over the coming years, while maintaining very reasonable burn rates and overhang.

We define “burn rate” as the number of equity awards granted in the year, net of cancellations and expirations, divided by the sum of the undiluted weighted average shares of our common stock outstanding during the year plus the number of options that have been issued and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity grants. The total number of shares pursuant to Awards granted in 2011 was 21,587,462 and the number of shares pursuant to Awards cancelled or expired was 8,925,911. As of December 31, 2011, the weighted average number of shares outstanding was 697,263,284, and the total number of granted shares outstanding was 57,946,741. For 2011, our burn rate was 1.68% and our three-year average burn rate from 2009 through 2011 was 1.01%. For purposes of calculating the three-year average burn rate, we included the shares granted and cancelled pursuant to the stockholder-approved option exchange in 2009.

We define “overhang” as the equity awards outstanding but not exercised, plus equity awards available to be granted (the “available equity award shares”), divided by the total shares of common stock outstanding plus the available equity award shares. The “overhang” measures the potential dilutive effect of outstanding equity awards and future awards available for grant. As of March 5, 2012, there were 10,542,835 shares available for grant under our 2004 Plan, which is our only equity compensation plan available for the grant of Awards. The Company’s overhang as of March 5, 2012 was 8.93%. The above analyses do not include equity awards that we will assume in connection with our proposed acquisition of SeaMicro, Inc., the number of which will be determined at the time of closing of such acquisition.

We believe that our burn rate and overhang (with or without including the shares requested under the 2004 Plan) are reasonable in relation to companies in our industry and reflect a judicious use of equity for compensation purposes.

We believe strongly that the approval of the amendment and restatement of the 2004 Plan is essential to our continued success. Our employees are our most valuable asset. Awards such as those provided under the 2004 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such Awards also are crucial to our ability to motivate employees to achieve AMD’s goals.

Summary of the 2004 Plan

The following paragraphs provide a brief summary of the principal features of the 2004 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2004 Plan as amended and restated is attached as Exhibit A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2004 Plan as set forth in Exhibit A. The closing price of AMD’s common stock on March 5, 2012 was $7.07.

Background and Purpose of the Plan

The 2004 Plan permits the grant of the following types of Awards: (1) nonstatutory stock options that are not intended to qualify for favorable tax treatment under Section 422 of the Code, incentive stock options that are intended to qualify for favorable tax treatment under Section 422 of the Code and stock appreciation rights granted at the fair market value of our common stock on the date of grant (Fair Market Value Awards), and (2) restricted stock awards and RSU (Full Value Awards). This amendment and restatement will increase the total number of shares remaining available for grant under the 2004 Plan to 33,542,835 (based on 10,542,835 shares remaining available for grant as of March 5, 2012.

The 2004 Plan is intended to attract, motivate, and retain employees, consultants, and non-employee directors who provide significant services to us. The 2004 Plan also is intended to further our growth and profitability.

Administration of the Plan

Our Board of Directors or a delegate or committee appointed by our Board of Directors (the Committee) administers the 2004 Plan. Awards will also be made pursuant to the Outside Director Equity Compensation Policy.

Subject to the terms of the 2004 Plan, the Committee has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2004 Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the 2004 Plan to one or more directors and/or officers of AMD, but only the Committee itself can grant stock options or make Awards to participants who are officers of AMD. In addition, Awards that are intended to be qualified performance-based compensation as described under Section 162(m) of the Code may only be granted by a committee comprised exclusively of non-employee independent directors.

If an Award or an award currently outstanding under any of our equity compensation plans, except for those equity compensation plans that we assumed when we acquired ATI, expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the 2004 Plan. As of March 5, 2012, there were 2,078,419 awards outstanding under our prior equity compensation plans. If we experience a stock dividend, reorganization or other change in our capital structure, the Committee has the discretion to adjust the number of shares available for issuance under the 2004 Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards; Performance Criteria

The Committee selects the employees and consultants who will be granted Awards under the 2004 Plan. Nonstatutory stock options, restricted stock, RSU’s and stock appreciation rights may be granted to employees, directors and consultants. Incentive stock options can only be granted to employees. The actual number of individuals who will receive an Award under the 2004 Plan cannot be determined in advance because the Committee has the discretion to select the participants. No individual may receive more than 3,000,000 shares as an Award under the 2004 Plan in any calendar year, except that an individual may receive an Award up to 6,000,000 shares during the first 12 months of employment.

In determining whether an Award should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting that it determines to be appropriate. For example, the Committee may decide to grant an Award only if the participant satisfies performance goals established by the Committee. The Committee may set performance periods and performance goals that differ from participant to participant. The Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant’s specific responsibilities. For purposes of qualifying awards as performance-based compensation under Section 162(m) of the Code, the Committee may (but is not required to) specify performance goals for the entire company and/or a business unit. Performance goals may be based on business criteria including: cash position, earnings per share, operating cash flow, market share, new product releases, net income, operating income, return on assets, return on equity, return on investment, other financial measures or any other performance related goal that the Committee deems appropriate.

After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by the level of actual performance.

Fair Market Value Awards

Stock Options.    A stock option is the right to purchase shares of AMD’s common stock at a fixed exercise price for a fixed period of time. Under the 2004 Plan, the Committee may grant nonstatutory and incentive stock options. The Committee will determine the number of shares covered by each option.

The exercise price of the shares subject to each nonstatutory stock option and incentive stock option cannot be less than 100 percent of the fair market value of our common stock on the date of the grant. The 2004 Plan prohibits any repricing of options after their grant, other than with stockholder approval.

Any option granted under the 2004 Plan cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of the grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the 2004 Plan expire at the times established by the Committee, but not later than 10 years after the grant date.

The exercise price of each option granted under the 2004 Plan must be paid in full at the time of the exercise. The Committee may also permit payment through the tender of shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the 2004 Plan.

Stock Appreciation Rights.    Awards of stock appreciation rights may be granted pursuant to the 2004 Plan. The Committee determines the terms and conditions of stock appreciation rights. However, no stock appreciation right may be granted at less than fair market value of our common stock on the date of grant or have a term of over ten (10) years from the date of grant. Upon exercising a stock appreciation right, the holder of such right shall be entitled to receive payment from AMD in an amount determined by multiplying (i) the difference between the closing price of a share of our common stock on the date of exercise and the exercise price by (ii) the number of shares with respect to which the stock appreciation right is exercised. AMD’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Committee may determine. The Committee may choose to grant stock appreciation rights in tandem with the grant of stock options, such that the exercise of either the stock option or the stock appreciation right would cancel the other.

Awards to Outside Directors

Effective May 3, 2007, non-employee directors’ initial annual equity awards are made in the form of RSUs. See “Directors’ Compensation and Benefits” section above for discussion relating to our Outside Director Equity Compensation Policy.

Full Value Awards

Under the 2004 Plan, the Committee can make the following Full Value Awards:

Restricted Stock.    Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. The purchase price for an award of restricted stock will be $0.00 per share. The Committee will determine the number of shares of restricted stock granted to any employee or consultant. Once the restricted stock is issued, voting, dividend and other rights as a stockholder will exist with respect to the restricted stock.

Restricted Stock Units.    RSUs are awards that obligate AMD to issue a specific number of shares of AMD common stock in the future if the vesting terms and conditions scheduled by the Committee are satisfied and may be payable in cash or in shares of our common stock. The purchase price for the shares will be $0.00 per share. The Committee will determine the number of shares that are subject to such RSUs. A holder of an RSU does not have any rights as a stockholder until shares of common stock, if any, are issued with respect to the RSU. Payment under a RSU will be made at a time that is permissible under or exempt from Section 409A of the Code. The Committee may permit a participant to defer the receipt of cash or shares pursuant to a RSU under the 2004 Plan. Any such deferral will be administered as determined by the Committee and in a manner that is intended to comply with Section 409A of the Code.

Change of Control

Awards.    In the event of a merger or sale of substantially all of our assets, the successor corporation will either assume or provide a substitute award for each outstanding Award. In the event the successor corporation refuses to assume or provide a substitute award, the Committee will provide at least 15 days notice that the Award will immediately vest and become exercisable as applicable as to all of the shares subject to such Award and that such Award will terminate upon the expiration of such notice period.

Outside Director Awards.    In the event of a change of control of AMD, the Awards described above will vest 100 percent immediately upon the change of control.

Acceleration in Connection with a Termination of Employment.    If, within one year after a change of control, a participant’s employment is terminated for any reason other than for misconduct (as defined in the 2004 Plan) or, with respect to certain participants who are executive officers, there is a constructive termination of their employment, all options held by that participant become fully vested. A constructive termination generally occurs if the executive officer resigns because of a diminution or adverse change in his or her conditions of employment. In general, a “Change of Control” will be deemed to have occurred upon the acquisition of more than 20 percent of either the then-outstanding shares of AMD common stock or the combined voting power of our then outstanding securities, a change in two-thirds of the Board of Directors over a two-year period, certain mergers or corporate transactions in which we are not the surviving entity, or our liquidation or a sale of substantially all of our assets.

Non-Transferability of Awards

Unless a participant’s employment or award agreement provides otherwise, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of Awards under the 2004 Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment of participants in the 2004 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted to a participant or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for participant for purposes of the alternative minimum tax. Gain realized on the sale of an incentive stock option is taxable at capital gains rates, unless the participant disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year or two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the options’ exercise will be taxed at ordinary income rates. If such a sale or disposition takes place in the year in which the participant exercises the option, the income recognized upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes. If the participant sells or otherwise disposes the shares before the end of the one-year or two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares.

Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.

Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock.    Generally, a participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares received (determined as of the date of vesting) minus any amount paid for the shares.

Restricted Stock Units.    A participant will generally not recognize taxable income at the time of the grant of a RSU. When an award is paid (assuming the award is settled at the time that the award vests), the participant will recognize ordinary income. In the event of an award that is settled in shares of our Common Stock at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Gain or Loss on Sale or Disposition of Shares.    In general, gain or loss from the sale or disposition of shares granted or awarded under the 2004 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Withholding.    Where an award results in income subject to withholding, AMD may require the participant to remit the withholding amount to the Company or cause shares of common stock to be withheld or sold in order to satisfy the tax withholding obligations.

Tax Effect for AMD.    Generally we will be entitled to a tax deduction in connection with an Award under the 2004 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. Special rules under

Section 162(m) of the Code limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three other most highly compensated executive officers other than the Chief Financial Officer. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2004 Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The 2004 Plan has been designed to permit the Committee to grant Awards which may qualify as performance-based for purposes of satisfying the conditions of Section 162(m) which may permit AMD to receive a federal income tax deduction in connection with such Awards. Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by AMD.

Amendment and Termination of the 2004 Plan and Prohibition on Repricing or Exchange of Awards Without Stockholder Approval

The Board generally may amend or terminate the 2004 Plan at any time and for any reason; provided, however, that the Board cannot reprice or otherwise exchange awards under the 2004 Plan, amend the 2004 Plan to increase the number of shares available under the 2004 Plan, or change the class of employees eligible to participate in the 2004 Plan without stockholder consent.

New Plan Benefits

The amount, if any, of equity compensation to be awarded to officers, directors, employees and consultants is determined from time to time by the Compensation Committee or the Board, as applicable, and is not presently determinable.

Historically, our non-employee directors have received annual equity grants under our 2004 Plan. Commencing with the Annual Meeting, under our current Outside Director Equity Compensation Policy as amended in October 2011, each non-employee director who has served on the Board for at least six months prior to the respective annual meeting, will automatically be granted the number of RSUs equal to the quotient of (i) $225,000 divided by (ii) the trailing average closing price of our common stock for the 30-day period preceding and ending with the date of the respective RSU grant. If a non-employee director has served on the Board for less than six months prior to the respective annual meeting, his or her grant will be pro-rated based on the number of months of service divided by 12. For purposes of the pro-rata calculation, service during any portion of a month, counts as a full month of service. See “Directors’ Compensation and Benefits” section, above, for equity grants received by our non-employee directors in 2011.

As of March 5, 2012, the amount of options received at any time by Messrs. Read, Seifert, Ghilardi, Papermaster and Wolin are 2,586,000, 806,748, 969,050, 446,993 and 881,464, respectively; by all current executive officers as a group is 5,438,177; by all current directors who are not executive officers as a group is 425,000; by Dr. Barnes, Mr. Caldwell, Mr. Chow, Mr. Claflin, Mr. Conway, Mr. Donofrio, Ms. Eberhart, Mr. Palmer, and Mr. Muhairi are 100,000, 50,000, 0, 100,000, 0, 0, 100,000, 75,000 and 0, respectively; by each associate of any of such directors, executive officers or nominees is 0; by each other person who received or is to receive 5 percent of such options or rights is 0; by all employees who are not executive officers, as a group is 70,817,878.

Summary

We believe strongly that the approval of the amendment and restatement of the 2004 Plan is essential to our continued success. Awards such as those provided under the 2004 Plan constitute an important incentive for key employees and other service providers of AMD and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the amendment and restatement to the 2004 Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

Required Vote

The affirmative vote of the majority of the votes cast by holders of our common stock present in person or represented by proxy at the Annual Meeting will be required to approve the amendment and restatement of the 2004 Plan, provided that the total votes cast on the proposal represent over 50% of the outstanding stock entitled to vote on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment and restatement of the AMD 2004 Equity Incentive Plan.

ITEM 4—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. The compensation opportunities provided to the Named Executive Officers are significantly dependent on AMD’s financial performance and the Named Executive Officer’s individual performance, which are intended to drive the creation of sustainable stockholder value. The Compensation Committee will continue to emphasize responsible compensation arrangements that attract, retain, and motivate high caliber executive officers, motivate these executive officers to achieve AMD’s short-term and long-term business strategies and objectives, and support career development and succession goals.

The Company has determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in AMD’s proxy statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables and the narrative discussion of this proxy statement.”

In deciding how to vote on this proposal, you are encouraged to consider AMD’s executive compensation philosophy and objectives and the elements of AMD’s executive compensation program as contained in the Compensation Discussion and Analysis section above, as well as the following principles of AMD’s executive compensation program and other information:

•

Generally, each Named Executive Officer’s compensation is influenced by their role and responsibilities within AMD, Company performance, individual performance, retention and continuity considerations and competitive market data.

•

Pay-for-Performance is Fundamental. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, of the Named Executive Officers that remained employed by AMD as executive officers at the end of 2011, over 83% of their total direct compensation for 2011 was in the form of a target cash performance bonus and target long-term equity awards.

•

Claw-Back Provisions and Policies in Effect. In addition to the adoption of other related policies, the Compensation Committee has implemented a “claw-back” provision applicable to equity awards granted in May 2010 and thereafter for employees at the senior vice president level and above, which includes all of the Named Executive Officers.

•

Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure AMD’s executive compensation program to motivate and reward the Named Executive Officers for taking appropriate business risks, while at the same time avoiding pay practices that incentivize excessive risk-taking. In connection with the Compensation Committee’s review of AMD’s compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on AMD.

•

Stock Ownership Guidelines in Effect. In October 2011, the Compensation Committee increased the ownership levels under AMD’s stock ownership guidelines to strengthen the alignment of the interest of the Named Executive Officers and stockholders and to increase visibility of the Named Executive Officers’ stock ownership. The Named Executive Officers were either in compliance with or on target to meet the previous stock ownership guidelines before they were revised in October 2011, and as of December 31, 2011, all of the Named Executive Officers that remained employed with AMD were on target to meet the revised ownership guidelines within the established compliance time frame.

•

Adopted Policies Intended to Comport to Emerging Best Practice with respect to Change in Control Payments. The Compensation Committee has taken the following actions (i) eliminated, on a going forward basis, excise tax gross-ups with respect to change in control arrangements, and (ii) limited, on a going forward basis, cash severance payments with respect to change in control arrangements, to an amount no greater than (A) two times the sum of the respective executive officer’s base salary and target cash bonus, plus (B) a pro rata cash bonus for the year in which termination occurs assuming performance at target level. During 2011, the Compensation Committee continued to implement these actions.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or AMD, the Compensation Committee values the opinions of AMD’s stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding AMD’s executive compensation program. Unless the Compensation Committee or the Board modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2013 Annual Meeting of Stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

AVAILABLE INFORMATION

Our Annual Report on Form 10-K, which includes our audited financial statements for the fiscal year ended December 31, 2011, has accompanied this proxy statement. You may also access a copy of our Annual Report on Form 10-K in the Investor Relations section of www.amd.com or ir.amd.com, or at the website listed below. Upon your request, we will provide, without any charge, a copy of any of our filings with the Securities and Exchange Commission. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., 7171 Southwest Parkway, M/S 100, Austin, Texas 78735 or by email to Corporate.Secretary@amd.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2012: OUR PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ARE AVAILABLE ELECTRONICALLY AT WWW.PROXYVOTE.COM.

AMD, the AMD arrow logo and combinations thereof, are either registered trademarks or trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

EXHIBIT A

ADVANCED MICRO DEVICES, INC.

2004 EQUITY INCENTIVE PLAN

(Amendment and Restatement Adopted by the Board of Directors on March 22, 2006)

(Approved by the Shareholders on May 5, 2006)

(Amendment Adopted by the Board of Directors on October 13, 2006)

(Second Amendment and Restatement Adopted by the Board of Directors on February 26, 2009)

(Approved by Shareholders on May 7, 2009)

(Third Amendment and Restatement Adopted by the Board of Directors on March 5, 2010)

(Fourth Amendment and Restatement Adopted by the Board of Directors on March 14, 2012)

1.	Purposes of the Plan. The purposes of this 2004 Equity Incentive Plan (the “Plan”) are:

•	to attract and retain the best available personnel,

•	to compete effectively for the best personnel, and

•	to promote the success of the Company’s business by motivating Employees, Directors and Consultants to superior performance.

Awards granted under the Plan may be Nonstatutory Stock Options (NSOs), Incentive Stock Options (ISOs), Stock Appreciation Rights (SARs), Restricted Stock, or Restricted Stock Units (RSUs), as determined by the Administrator at the time of grant.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

(b)	“Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of thirty percent (30%) or more; provided, however, that with respect to Awards granted on or after May 5, 2006 “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

(c)	“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)	“Award” means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, or RSUs.

(e)	“Award Documentation” means any written agreement or documentation published by the Company setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Documentation is subject to the terms and conditions of the Plan.

(f)	“Awarded Stock” means the Common Stock subject to an Award.

(g)	“Board” means the Board of Directors of the Company or its delegate.

(h)	“Change of Control” Unless otherwise defined in Award Documentation or a Participant’s employment agreement, the term “Change of Control” shall mean any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

(ii)	during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(iii)	there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company and such plan of complete liquidation of the Company is consummated or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing: (y) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (z) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(i)	“Code” means the Internal Revenue Code of 1986, as amended.

(j)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k)	“Common Stock” means the common stock of the Company.

(l)	“Company” means Advanced Micro Devices, Inc., a Delaware corporation.

(m)	“Constructive Termination” shall mean a resignation by a Participant who has been selected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant’s service as such a corporate officer, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company (or successor to the Company), and such termination shall be deemed to occur on the date such notice is so delivered.

(n)	“Consultant” means any natural person, including an advisor, engaged by the Company or Affiliate to render services to such entity.

(o)	“Director” means a member of the Board of Directors of Advanced Micro Devices, Inc.

(p)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q)	“Employee” means any person, including Officers and Directors, who is an employee of the Company or any Affiliate. An Employee shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor corporation. Neither service as a Director nor payment of a director’s fee by the Company or any Affiliate shall be sufficient to constitute status as an Employee.

(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported by Bloomberg.com or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for such date, or if no bid or asked prices were reported for such date, then the bid and asked prices on the date immediately prior to such date during which bid and asked prices were reported; or

(iii)	In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

(t)	“Incentive Stock Option” or “ISO” means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)	“Independent Director” means a Director of the Company who is not also an Employee of the Company and who qualifies as an “outside director” for purposes of Section 162(m) of the Code, and/or as a “Non-Employee Director” for purposes of Section 16(b) of the Exchange Act.

(v)	“Misconduct” means a Participant is determined by the Administrator to have:

(i)	committed an act of theft, embezzlement, fraud, dishonesty or other criminal act,

(ii)	breached a fiduciary duty owed to the Company (or Affiliate),

(iii)	deliberately disregarded rules of the Company (or Affiliate),

(iv)	made any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate),

(v)	engaged in any conduct constituting unfair competition with the Company (or Affiliate),

(vi)	induced any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or

(vii)	induced any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship.

(w)	“Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an Incentive Stock Option.

(x)	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Documentation.

(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)	“Option” means an NSO or ISO granted pursuant to Section 8 of the Plan.

(aa)	“Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(bb)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)	“Participant” means the holder of an outstanding Award granted under the Plan.

(dd)	“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement relating to annual revenue, cash position, earnings per share, operating cash flow, market share, new product releases, net income, operating income, return on assets, return on equity, return on investment, other financial measures or any other performance related goal that the Administrator deems appropriate. The Performance Goals may differ from Participant to Participant and from Award to Award.

(ee)	“Plan” means this Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated.

(ff)	“Restricted Stock” means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting, if any, based on continuing as a Service Provider and/or based on Performance Goals.

(gg)	“Restricted Stock Unit” or “RSU” means an Award, granted pursuant to Section 11 of the Plan.

(hh)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option that is granted pursuant to Section 9 of the Plan.

(jj)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)	“Service Provider” means an Employee, Director or Consultant; subject to the limitations in Section 12 of the Plan with regard to Awards granted to Outside Directors.

(ll)	“Share” means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 15(a) of the Plan.

(mm)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

(a)	Reserve. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 117,150,000 Shares plus: (i) the number of shares of Common Stock reserved under the Company’s the 1995 Stock Plan of NexGen, Inc., 1996 Stock Incentive Plan, the 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan (the “Prior Plans”) that are not subject to outstanding awards under the Prior Plans on April 29, 2004 (the “Effective Date”), and (ii) the number of shares of Common Stock that are released from, or reacquired by the Company from, awards outstanding under the Prior Plans at the Effective Date. Shares reserved under this Plan that correspond to shares of Common Stock covered by part (ii) of the immediately preceding sentence shall not be available for grant and issuance pursuant to this Plan except as such shares of Common Stock cease to be subject to such outstanding awards, or are repurchased at the original issue price by the Company, or are forfeited. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)	Reissuance. If Shares are: (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited; then such Shares will again be available for grant and issuance under this Plan. At all times the Company will reserve and keep available the number of Shares necessary to satisfy the requirements of all Awards then vested and outstanding under this Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3(b), no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of Awards exceed one hundred eighty (180) million Shares (adjusted in proportion to any adjustments under Section 15(a)) over the term of the Plan.

(c)	Non-Reissuance. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under this Section 3: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award and (iii) Shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR.

4.	Administration of the Plan.

(a)	Procedure.

(i)	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption of “performance-based compensation” under Section 162(m) of the Code and related regulations.

(ii)	Rule 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, the Plan shall be administered by the Administrator in a manner to satisfy Applicable Laws.

(b)	Powers of the Administrator. Subject to the provisions of the Plan, including, without limitation Section 17, and in the case of a Board delegate, subject to the specific duties delegated by the Board to such Board delegate, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value as defined above;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)	to approve forms of agreement and documentation for use under the Plan;

(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)	to modify or amend each Award (subject to Section 17 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs;

(ix)	to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	To ensure that all Awards granted pursuant to the Plan comply with or are exempt from the provisions of Section 409A of the Code; and

(xii)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

5.	Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may only be granted to employees of the Company and any Parent or Subsidiary of the Company.

6.	Limitations on Awards.

(a)	No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing their relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause or to adjust the compensation of any Participant.

(b)	Exercise; Rights as a Stockholder; Effect of Exercise.

(i)	Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without limitation, Participant’s continuous status as a Service Provider and/or Participant’s satisfaction of Performance Goals. An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award. The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and Participant’s spouse, or after the death of the Participant in the name of the Participant’s beneficiaries or heirs or as directed by the executor of Participant’s estate under Applicable Laws.

(ii)	Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests. No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15(a) of the Plan or specified in such Award’s Award Documentation.

(iii)	Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(c)

Misconduct. If a Participant is determined by the Administrator to have committed Misconduct then, unless otherwise provided in a Participant’s agreement for services as a Service Provider, neither the Participant, the Participant’s estate nor such other person who may then hold any Award granted to the

Participant shall be entitled to exercise any such Award with respect to any Shares, after termination of status as a Service Provider, whether or not the Participant may receive from the Company (or Affiliate) payment for: vacation pay, services rendered prior to termination, services rendered for the day on which termination occurs, salary in lieu of notice, or any other benefits. In making such determination, the Administrator shall give the Participant an opportunity to present evidence to the Administrator. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, termination of status as a Service Provider shall be deemed to occur on the date when the Company (or Affiliate) dispatches notice or advice to the Participant that status as a Service Provider is terminated.

(d)	162(m) Limitations.

(i)	Except in connection with his or her initial service, no Service Provider shall be granted, in any calendar year, Awards covering in the aggregate more than 3,000,000 Shares.

(ii)	In connection with his or her initial service, a Service Provider may be granted Awards covering in the aggregate up to 6,000,000 Shares in the first twelve (12) months of such Service Provider’s service, rather than the limit set forth in subsection (i) above.

(iii)	The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(iv)	If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15(b), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

(e)	Tax Withholding.

(i)	Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold foreign, federal, state or local taxes relating to the exercise of any Award, the Administrator may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Award, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Award.

(ii)	With respect to the exercise of an Award, a Participant may elect (a “Withholding Election”) to pay the minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of such Award, or by delivering to the Company a sufficient number of previously acquired shares of Common Stock, and may elect to have additional taxes paid by the delivery of previously acquired shares of Common Stock, in each case in accordance with rules and procedures established by the Administrator. Previously owned shares of Common Stock delivered in payment for such additional taxes may be subject to conditions as the Administrator may require. The value of each Share withheld, or share of Common Stock delivered, shall be the Fair Market Value per share of Common Stock on the date the Award becomes taxable. All Withholding Elections are subject to the approval of the Administrator and must be made in compliance with rules and procedures established by the Administrator.

7.	Term of Plan. The Plan shall become effective upon its adoption by the Board, subject to stockholder approval. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

8.	Options.

(a)	Term of Options. The term of each Option shall be not greater than ten (10) years from the date it was granted.

(b)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(ii)	In the case of an ISO granted to any Employee who, at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(iii)	In the case of an ISO granted to any Employee other than an Employee described in subsection (ii) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

(iv)	In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(v)	The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(c)	Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i)	check

(ii)	other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iii)	broker-assisted cashless exercise; or

(iv)	any combination of the foregoing methods of payment; or

(v)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)

Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s Option may be exercised within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified period of time in the Plan or the Award Documentation, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a

Service Provider. If, on the date of termination, such Participant’s Option is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s Option is not fully exercised within the time specified, then the unexercised Shares covered by such Option shall revert to the Plan and such Option shall terminate.

(e)	Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or Disability.

(f)	Events Not Deemed Terminations: Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(g)	ISO Rules. The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO. For purposes of this Section 8(g), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

(h)	Buyout Provisions. Subject to Section 8(b)(v), the Administrator may offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an Option with a per share exercise price that is greater than Fair Market Value on the date of such offer.

9.	Stock Appreciation Rights.

(a)	Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)	Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. In the case of an SAR, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	the number of Shares with respect to which the SAR is exercised.

(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for an SAR may be in cash, Shares or a combination thereof.

(e)	SAR Agreement. Each SAR grant shall be evidenced by Award Documentation (a “SAR Agreement”) that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Documentation.

(g)	Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s SAR is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s SAR is not fully exercised within the time specified, then the unexercised Shares covered by such SAR shall revert to the Plan and such SAR shall terminate.

(h)	Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the SAR, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an SAR by reason of the Participant’s death or Disability.

(i)

Events Not Deemed Terminations. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the SAR while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall a SAR be exercised after the expiration of the term set forth in the SAR.

(j)	Buyout Provisions. Subject to Section 9(b), the Administrator may offer to buy out for a payment in cash or Shares an SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an SAR with a per share exercise price that is greater than Fair Market Value on the date of such offer.

10.	Restricted Stock.

(a)	Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock.

(b)	Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock is granted. Any certificates representing the Restricted Stock shall bear such legends as shall be determined by the Administrator.

(c)	Restricted Stock Award Documentation. Each Restricted Stock grant shall be evidenced by Award Documentation (a “Restricted Stock Award Documentation”) that shall specify the purchase price (if any) and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine.

11.	Restricted Stock Units.

(a)	Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to each Restricted Stock Units Award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units.

(b)

Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock Units granted under the Plan. Restricted Stock Units Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock Units Award is granted. Restricted Stock Units shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any Restricted Stock Units Award.

(c)	Restricted Stock Units Agreement. Each Restricted Stock Units grant shall be evidenced by Award Documentation (a “Restricted Stock Units Agreement”) that shall specify the purchase price, if any, and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine. Each Restricted Stock Units Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. A Restricted Stock Units Agreement may provide for dividend equivalent units.

(d)	Settlement. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested Restricted Stock Units may be deferred to a date after settlement as determined by the Administrator and in such manner as shall comply with Section 409A of the Code. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to the Plan. Notwithstanding the foregoing, settlement of vested Restricted Stock Units held by Participants who are residents of Canada or employed in Canada may be made only in the form of Shares.

12.	Awards to Outside Directors. Notwithstanding anything herein to the contrary, the grant of any Award to a Director who is not also an Employee (an “Outside Director”) shall be made by the Board pursuant to a written non-discretionary formula established by the Board (the “Outside Director Equity Compensation Policy”). The Outside Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Outside Directors, the number of shares of Common Stock to be subject to Outside Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Board determines in its discretion. For the avoidance of doubt, Awards granted to Outside Directors shall be subject to all of the limitations set forth in the Plan.

13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. Notwithstanding the foregoing, in no event may an Award be sold, pledged, assigned, hypothecated, transferred, or disposed of for consideration absent stockholder approval. If the Administrator makes an Award transferable in accordance with this Section 13, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14.	Reserved.

15.	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) annual share issuance limits under Section 6(d) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

(c)	Merger or Asset Sale. In the event of a merger of the Company with or into another corporation (as such merger is described in Section 1(h) herein), or the sale of substantially all of the assets of the Company (as such sale is described in Section 1(h) herein), each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or related corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to fully exercise the Awards and all forfeiture restrictions on any or all of such Awards shall lapse, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this subsection, the Award shall be considered assumed if, following such merger or sale of assets, the Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to such merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in such merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in such merger or sale of assets.

(d)	Change of Control. Unless otherwise provided in a Participant’s agreement for services as an employee of the Company, if, within one year after a Change of Control has occurred, such Participant’s status as an employee of the Company is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason other than for Misconduct or, if applicable, terminated by such Participant as a Constructive Termination, then all Awards held by such Participant shall become fully vested for exercise upon the date of termination of such status, irrespective of the vesting provisions of such Participant’s Award Documentations.

(e)	Other Terms.

(i)	The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(ii)	With respect to Awards which are granted to “covered employees” within the meaning of Section 162(m) of the Code and are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as performance-based compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(iii)	The existence of the Plan, the Award Documentation and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(iv)	No action shall be taken under this Section 15 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

16.	Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant. The date of grant of an Option or SAR shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Option or SAR; provided that such corporate action shall not be considered complete until the date on which the maximum number of shares that can be purchased under the Option and the minimum Option price are fixed or determinable.

17.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)	Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and shall obtain stockholder approval for any amendment to the Plan to increase the number of shares available under the Plan, to change the class of employees eligible to participate in the Plan, to permit the Administrator to grant Options and SARs with an exercise price that is below Fair Market Value on the date of grant, to permit the Administrator to extend the exercise period for an Option or SAR beyond ten years from the date of grant, or to provide for additional material benefits under the Plan.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

20.	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.	Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

22.

Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Documentation evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Documentations shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Accordingly, with respect to an Award that the Administrator determines is subject to Section 409A of the Code, (a) termination of services as a Service Provider shall be determined based on the principles under Section 409A of the Code regarding a separation from service, (b) if the Change of Control definition contained in the Award Documentation does not comport with the definition of “change of control” for purposes of a distribution under Section 409A of the Code, then any payment due under such Award shall be delayed until the earliest time that such payment would be permitted under Section 409A of the Code and (c) if the Administrator determines that the Participant granted such Award is a “specified employee” as defined under

Section 409A of the Code, then any payment due under such Award upon the Participant’s separation from service shall not be paid until the first business day following the date that is 6 months following the date of the Participant’s separation from service. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Documentation or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 9, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors 1a) Bruce L. Claflin

1b) W. Michael Barnes 1c) John E. Caldwell 1d) Henry WK Chow 1e) Craig A. Conway 1f) Nicholas M. Donofrio 1g) H. Paulett Eberhart 1h) Waleed Al Muhairi 1i) Robert B. Palmer 1j) Rory P. Read

For

Against

Abstain

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2 Ratification of appointment of Ernst & Young LLP as AMD's independent registered public accounting firm for the current fiscal year.

3 Approval of the amendment and restatement of the 2004 Equity Incentive Plan.

4 Advisory vote to approve named executive officer compensation.

NOTE: If properly executed, this proxy will be voted as directed, or if no direction is indicated, will be voted FOR the listed nominees for Directors, FOR ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year, FOR the amendment and restatement of the 2004 Equity Incentive Plan and FOR the advisory vote to approve named executive officer compensation.

For

Against

Abstain

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000126469_1 R1.0.0.11699

One AMD Place P.O. Box 3453 Sunnyvale, CA 94088 (408) 749-4000

You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. to be held at 9:00 a.m., PDT, on May 10, 2012, at the Fairmont San Jose, 170 South Market Street, San Jose, California.

Regardless of whether or not you plan to attend the meeting, it is important that the shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Remember: If shares are held by your broker in “street name,” you must bring a letter from your broker showing that you were the direct or indirect (“beneficial”) owner of the shares on March 12, 2012 to attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report on Form 10-K is/are available at www.proxyvote.com.

PROXY

ADVANCED MICRO DEVICES, INC.

Annual Meeting of Stockholders on May 10, 2012

This proxy is solicited by the Board of Directors

The undersigned appoints RORY P. READ and HARRY A. WOLIN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2012 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. to be held on Thursday, May 10, 2012 and at any adjournment(s) or postponement(s) thereof. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan and FOR the advisory vote to approve the compensation of our named executive officers, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting. The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

Continued and to be signed on reverse side

000012646_2 R1.0.0.11699